                                                                    Exhibit 10.4

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                             DISTRIBUTION AGREEMENT

      THIS DISTRIBUTION AGREEMENT (this "Agreement"), made on the 2nd day of March, 1999, by and between Biochrom Limited, a company incorporated in England, having its registered office at Unit 22 Phase I Cambridge Science Park, Milton Road, Cambridge, CB4 4FJ, England ("Newco") and Amersham Pharmacia Biotech AB, a company incorporated in Sweden, having its registered office at Bjorkgatan 30, SE-751 84 Uppsala, Sweden.

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Asset Purchase Agreement by and between Newco and Pharmacia Biotech (Biochrom) Limited ("Biochrom"), Pharmacia & Upjohn, Inc. and Harvard Apparatus, Inc., dated March 2, 1999 (the "Purchase Agreement"), Newco is purchasing from Biochrom the business and substantially all of the assets of Biochrom (the "Acquisition");

      WHEREAS, it is a condition to the closing of the Acquisition that AP Biotech enter into this Agreement with Newco and that this Agreement become effective upon the closing of the Acquisition;

      WHEREAS, subsequent to the consummation of the Acquisition, Newco will be the manufacturer and seller of certain Products (as hereinafter defined) previously manufactured and/or sold by Biochrom and distributed by AP Biotech; and

      WHEREAS, Newco and AP Biotech desire that AP Biotech distribute certain of the Products on the terms and subject to the conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the above premises and of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows:

      SECTION 1. DEFINITIONS. (a) As used in this Agreement, the following terms shall have the following meanings:

      "AAA Products" shall mean those products set forth in SCHEDULE 1(a) attached hereto.

      "AP Biotech" shall mean Amersham Pharmacia Biotech AB and its affiliates. An affiliate shall consist of any entity that, directly or indirectly, is wholly-owned, or has not less than a majority of its voting power or economic interests owned, by Amersham Pharmacia Biotech Ltd.

      "Closing Date" shall mean the date of the closing of the Acquisition.

      "Current Products" shall mean all products sold or offered for sale by Biochrom to AP Biotech prior to the Closing Date (including without limitation, those products listed in

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

SCHEDULES 1(a) AND 1(b) attached hereto). The term "Current Products" shall not include any Modified Products, New Products or Excluded Market Products.

      "Customer Information" shall mean, to the extent that such information is in the possession of AP Biotech, (A) information, including names, addresses, telephone and facsimile numbers and e-mail addresses, and purchase histories owned by or in the possession of AP Biotech for all customers (which customers shall include, but shall not be limited to, all subdistributors of AP Biotech which engage in the distribution of products manufactured and sold by Biochrom) of AP Biotech that have purchased Products (including any prior version of Products or discontinued Products) from AP Biotech or have been sent quotes for the prospective purchase of Products and (B) similar information for each end-user of the Products other than customers. Notwithstanding the foregoing, the Customer Information shall exclude all information regarding the prices at which Products were sold by AP Biotech to its customers.

      "Daily Rate" shall mean, with respect to any Quarter or Year, the relevant Quarterly Minimum or Yearly Minimum, as the case may be, divided by the number of days contained within such Quarter or Year, respectively.

      "Excluded Markets" shall mean markets other than the Market, including without limitation, companies, institutions, individuals or other entities involved in food and beverage applications, environmental applications, clinical applications outside the Life-Sciences area, industrial applications and quality control applications (other than quality control applications in the pharmaceutical, biotechnology or other Life-Sciences areas).

      "Excluded Market Products" shall mean any products that are sold by Newco and are designed primarily for sale to the Excluded Markets.

      "GBP" shall mean British Pounds.

      "Insolvency Event" shall mean, in relation to either party, any one of the following:

            (1) a notice shall have been issued to convene a meeting for the purpose of passing a resolution to wind up that party or such a resolution shall have been passed other than a resolution for the solvent reconstruction or reorganization of that party or for the purpose of inclusion of any party of the share capital of that party in the Official List of the London Stock Exchange or an application by that party for registration as a public company in accordance with the requirements of the Companies Act 1985;

            (2) a resolution shall have been passed by the party's directors to seek a winding up or administration order or a petition for a winding up or administration order shall have been presented against that party or such an order shall have been made;

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

            (3) a receiver, administrative receiver, receiver and manager, interim receiver, custodian, sequestrator or similar officer is appointed in respect of that party or over a substantial part of its assets or any third party takes steps to appoint such an officer in respect of that party or an encumbrancer takes steps to enforce or enforces its security;

            (4) a proposal for a voluntary arrangement shall have been made in relation to that party under Part I Insolvency Act 1986;

            (5) a step or event shall have been taken or arisen outside the United Kingdom which is similar or analogous to any of the steps or events listed at (1) to (4) above;

            (6) that party takes any step (including starting negotiations) with a view to readjustment, rescheduling or deferral of any part of that party's indebtedness, or proposes or makes any general assignment, composition or arrangement with or for the benefit of all or some of the party's creditors or makes or suspends or threatens to suspend making payments to all or some of that party's creditors or the party submits to any type of voluntary arrangement; or

            (7) where that party is resident in the United Kingdom it is deemed to be unable to pay its debts within the meaning of Section 123 Insolvency Act 1986.

      "Intellectual Property" shall have the meaning set forth in Section 13(a) hereof.

      "International Region" shall mean the Territory except Japan and the United States of America.

      "Letter of Instruction" shall mean the letter of instruction that Newco shall send to the Escrow Agent (as defined herein) in accordance with the provisions of Section 16(f) hereof, which letter shall direct the Escrow Agent to distribute the Escrowed Customer Information (as defined herein) to Newco or its designee (in the manner specified by Newco in such letter).

      "License Agreements" shall mean the Trade Mark License Agreements which are attached hereto as SCHEDULE 13(b)(i) and 13(b)(ii).

      "Life Science" or "Life Sciences" shall mean and include biology, biochemistry, genetics, molecular biology, biotechnology and all other branches of science and technology related to the biological sciences.

      "Market" shall mean only the following types of companies, institutions, facilities and other potential purchasers of products that fall within the categories listed below:

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

            (1) companies or other entities identified primarily as pharmaceutical or biotechnology companies, including companies or other entities engaged in research, development, scale-up, production or quality control of biopharmaceutical and other pharmaceutical or Life Science-related products and services, and divisions or departments of other companies or other entities engaged in any such activities;

            (2) research, teaching, advisory, administrative and hospital, clinical and other health care institutions and facilities, and departments of other institutions or entities engaged in research, teaching, advisory, administration, health care (including development of routine diagnostic methods), quality control and other activities related to Life Sciences, including without limitation governmental, academic, and medical institutions and facilities (all only as related to Life Sciences); and

            (3) with respect to Japan only, any companies, institutions, individuals or other entities: (i) within the categories listed in (1) and
      (2) above with respect to Current Products and New Products; and (ii) within the categories listed in the definition of Excluded Markets with respect only to Current Products; PROVIDED, HOWEVER, that in no event shall this clause (ii) be construed to mean that, outside of Japan, the term Market shall include the categories listed in the definition of Excluded Markets.

      "Minimum" shall mean the Year One Minimum, the Year Two Minimum or the Year Three Minimum.

      "Modified Excluded Market Products" shall mean products sold by Newco that may perform similar functions as Current Products or New Products but are differentiated from such Current Products or New Products: (i) by product and company trade names, and (ii) in the event such products have cases, by the color of their cases.

      "Modified Market Products" shall mean products sold by Newco that may perform similar functions as Current Products or New Products but are differentiated from such Current Products or New Products: (i) by product and company trade names, and (ii) in the event such products have cases, by the shape and the color of their cases.

      "Modified Products" shall mean all Modified Market Products and Modified Excluded Market Products.

      "New Products" shall mean all products sold or offered for sale by Newco that: (i) were not sold or offered for sale by Biochrom to AP Biotech prior to the Closing Date and (ii) are designed primarily for sale to the Market.

      "Products" shall mean all products sold by Newco, including Current Products, New Products, Modified Products and Excluded Market Products.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      "Quarter" shall mean one of the four (4) successive three (3) calendar month periods of each calendar year. Accordingly, with respect to each calendar year: "First Quarter" shall mean the period from January 1 to March 31; "Second Quarter" shall mean the period from April 1 to June 30; "Third Quarter" shall mean the period from July 1 to September 30; and "Fourth Quarter" shall mean the period from October 1 to December 31. For purposes of this Agreement, the term "Quarter" shall also apply to the period from the Closing Date to March 31, 1999 and to the Year Three Tail Period.

      "Region" shall mean any of the International Region, Japan or the United States of America.

      "Relevant Material" shall mean all documents or other material in the possession or control of the furnishing party (as defined in Section 19(d) hereof) which are relevant to matters in dispute in the arbitration with the exception of communications to and from lawyers admitted to practice law or practicing law (whether or not employed by a party) for the purpose of obtaining and giving legal advice or communications which reflect attorney work product.

      "Territory" shall mean: (i) with respect to all Products other than AAA Products, the entire world excluding: (A) Canada, (B) New Zealand and the neighboring territories of Fiji, South Pacific Islands, Samoa and Tonga, (C) South Africa and the neighboring territories of Namibia, Botswana, Swaziland, Lesotho, Zimbabwe, Malawi, Mauritius, Seychelles, Madagascar, Mozambique and Angola, and (D) Turkey, and: (ii) with respect to AAA Products, the entire world, excluding: (A) Canada, (B) New Zealand and the neighboring territories of Fiji, South Pacific Islands, Samoa and Tonga, (C) South Africa and the neighboring territories of Namibia, Botswana, Swaziland, Lesotho, Zimbabwe, Malawi, Mauritius, Seychelles, Madagascar, Mozambique and Angola, (D) Turkey,
(E) the United States, and (F) Japan.

      "USD" shall mean United States Dollars.

      "Year" shall mean any of Year One, Year Two or Year Three.

      "Year One" shall mean the period commencing on the Closing Date and ending on December 31, 1999.

      "Year Two" shall mean the period commencing on January 1, 2000 and ending on December 31, 2000.

      "Year Three" shall mean the period commencing on January 1, 2001 and ending on December 31, 2001.

      "Year Three Tail Period" shall mean the period commencing on January 1, 2002 and ending on February 26, 2002.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      "Yen" shall mean Japanese Yen.

      (b) Notwithstanding anything contained in this Agreement to the contrary, the effective date of this Agreement shall be the Closing Date.

      SECTION 1A.  ESCROW DEPOSITS.

      (a) Within sixty (60) days following the Closing Date, (i) AP Biotech and Newco shall enter into the Escrow Agreement with Boston Safe Deposit & Trust Company (the "Escrow Agent") in the form attached hereto as EXHIBIT 1A(a) (the "Escrow Agreement") and (ii) on the date such Escrow Agreement is entered into, AP Biotech shall deposit the Customer Information with respect to the three (3) years prior to the Closing Date (such Customer Information to be both in paper form and contained on a floppy diskette) (the "Initial Customer Information"), with the Escrow Agent to be held in escrow pursuant to and in accordance with the terms of the Escrow Agreement;

      (b) Within thirty (30) days following June 30 and December 31 of each Year, AP Biotech shall deposit with the Escrow Agent the Customer Information with respect to the six month period immediately preceding each such date (or in the case of June 30 of Year One, with respect to the period between the Closing Date and June 30, 1999), such Customer Information to be both in paper form and contained on a floppy diskette (the "Semi-Annual Customer Information" and, together with the Initial Customer Information, the "Escrowed Customer Information").

      (c) Within ten (10) business days following the execution of the Escrow Agreement and the deposit by AP Biotech of the Initial Customer Information with the Escrow Agent in accordance with Section 1A(a) above, the Escrow Agent shall deliver to Newco copies of that number of pages of the Initial Customer Information which contains the names and information with respect to approximately, but not less than, twenty (20) customers, which pages shall be selected at random by the Escrow Agent (the "Initial Sample"). Newco shall have the right to contact those customers of AP Biotech contained in the Initial Sample to verify the accuracy of the Initial Customer Information. The parties acknowledge that the Initial Customer Information may include information regarding customers of AP Biotech that do not purchase Products from AP Biotech.

      SECTION 2. APPOINTMENT.

      (a) (i) Newco hereby appoints AP Biotech, and AP Biotech hereby accepts the appointment, as the exclusive distributor, marketer and seller of Current Products and New Products for sales to the Market within the Territory on the terms and subject to the conditions set forth herein. Newco shall not appoint, enter into an agreement with or otherwise intentionally assist any other distributor, marketer, seller or sales representative with respect to any of the Current Products or New Products for sales to the Market within the Territory. Newco shall not make or promote any sales of Current Products or New Products to the

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Market within the Territory directly to persons or entities other than AP Biotech or its authorized subdistributors. For the avoidance of doubt, the parties hereto acknowledge the principle of freedom of movement of goods within the European Union (and any other countries where such principle may apply). Newco shall not be liable where any Current Product or New Product is imported and/or resold by a third party distributor, marketer, seller or sales representative (other than in connection with an appointment by, an agreement with, or with the intentional assistance of Newco) into the Territory in accordance with such principle.

            (ii) AP Biotech shall be entitled to appoint one or more subdistributors in accordance with the terms of this Section 2(a)(ii). AP Biotech shall have agreements with all such subdistributors (the "Subdistribution Agreements"); PROVIDED, HOWEVER, that in no event shall any such Subdistribution Agreement impose any obligations upon Newco or otherwise contain terms and conditions that are inconsistent with the terms and conditions under this Agreement. Notwithstanding AP Biotech's entering into any such Subdistribution Agreement, AP Biotech shall remain solely responsible to Newco for any and all actions or inactions of its subdistributors in connection with any such Subdistribution Agreement, and AP Biotech shall not be relieved from responsibility for its obligations under this Agreement. Newco shall not be required to seek fulfillment of, or otherwise enforce, such obligations from or against any subdistributor or any party other than AP Biotech.

      (b) Notwithstanding the provisions set forth in Section 2(a) above, Newco shall be entitled to:

            (i) After Year One, sell AAA Products to the Market within the Territory on a non-exclusive basis with AP Biotech;

            (ii) Sell in Belgium and Luxembourg those products contemplated in the Exclusive Distribution Agreement, dated December 11, 1995, between Biochrom and Van der Heyden NV, for resale under the product names "UniSpec," "Ultrospec," "UviMaster," "UviMaster Plus" or "UviMaster PC" or such other product names which are not confusingly similar to the product names of the Current Products and New Products sold or offered for sale by Newco to AP Biotech for resale by AP Biotech to customers in Belgium and Luxembourg;

            (iii) In the event that prior to the termination of this Agreement, Newco delivers a written offer to AP Biotech offering for sale to AP Biotech a New Product (which offer shall specify that failure by AP Biotech to accept such offer will result in the loss by AP Biotech of its rights to distribute such New Product under the terms of this Agreement), together with a reasonable number of samples of, and information with respect to, such New Product to allow AP Biotech to assess such New Product, and AP Biotech does not, within sixty (60) days following the receipt of such written offer from Newco, accept Newco's offer in writing, which such writing shall express AP Biotech's desire to begin placing orders with Newco for such New Product and the estimated date upon which such orders will be placed, then, notwithstanding anything contained in this Agreement to the contrary, Newco may sell

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

such New Product to the Market within the Territory (or otherwise) to a third party distributor or directly to a customer, at its discretion.

      (c) The parties acknowledge that Newco may:

            (i) Sell outside the Territory those products contemplated in the agreements between Biochrom and each of: (A) Fisher Scientific Ltd., dated October 21, 1994; (B) SMM Instruments (Pty) Ltd., dated November 6, 1991; and
(C) Science and Technology (NZ) Ltd., dated November 15, 1995;

            (ii) Sell Modified Excluded Market Products to any third party in the Excluded Markets; and

            (iii) Sell Modified Market Products to any third party in either the Market or the Excluded Markets within or outside the Territory.

            (iv) Sell chemicals, spare parts, consumables or accessories for use in connection with any Modified Market Products or Excluded Market Products.

      (d) Notwithstanding anything contained herein to the contrary, AP Biotech shall have no rights to sell Excluded Market Products or Modified Products.

      (e) AP Biotech shall at all times act as and be an independent contractor and not an employee or agent of Newco.

      SECTION 3. FORECASTS; ORDERS.

      (a) A forecast of anticipated purchases by major Product for the month of March 1999 is attached hereto as SCHEDULE 3(a)(i). No later than twenty (20) days prior to the beginning of each Quarter (beginning with the Second Quarter of Year One), AP Biotech will provide Newco with a forecast of anticipated purchases by major Product for such Quarter. The first such forecast (for the Second Quarter of Year One) is attached hereto as SCHEDULE 3(a)(i). In addition, no later than thirty (30) days prior to the commencement of Year Two and Year Three, AP Biotech will provide a Quarterly forecast for the upcoming Year by major Product. AP Biotech shall deliver to Newco such a forecast for Year One within seven (7) business days following the Closing Date.

      (b) Purchase orders for Current and New Products shall be placed through the AP Biotech electronic data interchange system, as the same exists from time to time (the "EDIS"). Newco shall have access to the EDIS consistent with past practice; PROVIDED, HOWEVER, that Newco's access to AP Biotech's communications network shall be limited to communications through the EDIS relating to AP Biotech's purchasing and selling the Products contemplated under this Agreement in accordance with the plan attached hereto as SCHEDULE 3(b). Each party shall pay one-half of any documented third party out-of-pocket costs reasonably incurred to

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

modify AP Biotech's communications network to limit Newco's access in accordance with this SCHEDULE 3(b) (the "AP Biotech EDIS Modification
Charges"); provided, however, that in no event shall Newco's one-half portion of the AP Biotech EDIS Modification Charges exceed $21,000 in the aggregate without the prior mutual agreement of the parties. If at any time while this Agreement is in effect, AP Biotech ceases providing Newco with access to the EDIS, AP Biotech shall refund to Newco the full amount of the AP Biotech EDIS Modification Charges paid by Newco in accordance with the previous sentence. AP Biotech shall keep Newco informed in writing of any anticipated changes in the EDIS in sufficient time to allow Newco to make any changes necessary to continue using the EDIS in an effective manner. In addition, each party shall pay one-half of any documented third party out-of-pocket costs reasonably incurred to modify Newco's communications network to limit AP Biotech's access (the "Newco EDIS Modification Charges"); PROVIDED, HOWEVER, that in no event shall AP Biotech's one-half portion of the Newco EDIS Modification Charges exceed 5,000 GBP in the aggregate without the prior written agreement of the parties. Furthermore, AP Biotech shall be responsible for training Newco's employees in the use of such modified EDIS. Each party shall pay one-half of any documented costs relating to such training; provided, however, that in no event shall Newco's one-half portion of such costs exceed $2,500 in the aggregate without the prior written agreement of the parties. To the extent of any inconsistency in terms between the EDIS and this Agreement, the terms of this Agreement shall prevail.

      (c) Each purchase order shall specify: (i) the Current Products or New Products, including quantity of each, to be purchased by AP Biotech, (ii) instructions for delivery, and (iii) the delivery date therefor, subject to
Section 6(b) hereof. In the event the parties agree for a purchase order to be placed through the EDIS in accordance with paragraph (b) above, no charge to Newco for the use of the EDIS shall be made.

      (d) The parties expressly agree that nothing contained in this Section 3 shall increase or decrease in any way the requirements for the minimum purchases of Products by AP Biotech as provided for in Section 7 of this Agreement.

      SECTION 4. PRICES.

      (a) The prices for Current Products sold by Newco to AP Biotech during Year One shall be the prices set forth in SCHEDULES 1(a) and 1(b) attached hereto. The prices for such Products shall be stated in SCHEDULES 1(a) and 1(b) in GBP. Products delivered by Newco to AP Biotech shall be billed at the purchase price in effect for such Products at the time that the order therefor is placed if the delivery date is within thirty (30) days of the order date. If the delivery date is more than thirty (30) days from the order date then the price shall be that prevailing at the specified time of delivery.

      (b) Subsequent price lists for the Current Products and the New Products shall be prepared in accordance with the provisions of this Section 4 and issued by Newco at least three (3) months prior to the commencement of each Year.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      (c) For each of Year Two and Year Three, Newco may, in its sole discretion, increase the prices of Products sold to AP Biotech which are then in Newco's product line by up to four percent (4%). Price increases in excess of four percent (4%) may be made only by agreement with AP Biotech. Any price increase in excess of four percent (4%) will be negotiated in good faith by the parties.

      (d) Intentionally Omitted.

      (e) Prior to Newco's establishing the prices for New Products to be sold by Newco to AP Biotech, Newco shall consult with AP Biotech and shall undertake the Price Comparison Process (as defined below) if made necessary by AP Biotech's presenting Price Evidence (as defined below); PROVIDED, HOWEVER, that after such consultation and after undertaking the Price Comparison Process (if necessary), Newco shall ultimately set such prices in its sole discretion. Newco will provide a recommended end-user selling price for each New Product such that New Products are priced competitively with the list price for products with similar features sold by other companies (the "Comparable Products"); PROVIDED, HOWEVER, that if AP Biotech presents meaningful written (as opposed to anecdotal) evidence (the "Price Evidence") to Newco that the average selling price to end-users of a particular Comparable Product is less than ninety percent (90%) of the list price of such Comparable Product, then the list price of such Comparable Product shall not be taken into account by Newco in determining whether the end-user selling prices of the New Products are priced competitively with the list prices of the Comparable Products (the foregoing proviso being herein referred to as the "Price Comparison Process"). The price at which Newco sells New Products to AP Biotech will be such recommended end user selling price less thirty-five percent (35%). The prices at which Products are sold by AP Biotech to its customers will be set by AP Biotech in its sole discretion.

      SECTION 5. PAYMENT.

      (a) Payment of invoices shall be made in full by AP Biotech to Newco for all Products sold by Newco to AP Biotech no later than the date forty-five (45) days from the date of invoice.

      (b) No invoice shall be issued by Newco prior to the date of shipment of the relevant Products from Newco's production facility.

      (c) For each invoice with respect to which payment is not made by AP Biotech within the number of days specified in Section 5(a), interest shall be payable (as well after as before judgment) by AP Biotech to Newco on the invoice amount at a rate of one percent (1%) per month for the number of days elapsed.

      (d) All payments to be made by AP Biotech to Newco hereunder shall be made by wire transfer in immediately available funds to Newco's GBP bank account, which account is

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

set forth in SCHEDULE 5(d) attached hereto, or to such other account as Newco shall specify in writing to AP Biotech.

      (e) No deduction is to be taken for returns or damage claims without a written credit memo from Newco for such amount, which credit memo shall not be unreasonably withheld.

      (f) All prices quoted for Products in accordance with the provisions of this Section 5 shall be exclusive of any value added taxes.

      SECTION 6. SHIPPING AND DELIVERY.

      (a) The Products sold by Newco to AP Biotech shall be shipped ex works Newco's production facility located in Cambridge, England. The term "ex works" as used in this Section 6(a) refers to Incoterms 1990.

      (b) Newco shall ship the Products for which it has received an order in accordance with Section 3(b), Section 7(b) or Section 16(b)(ii)(B) hereof no later than the date three (3) business days prior to the specified date for delivery in the related purchase order, provided that such delivery date is not less than thirty (30) days from the date Newco receives such order, if the order is for spectrophotometers, and not less than ninety (90) days from the date Newco receives such order, if the order is for AAA Products. If the delivery date specified in the purchase order for spectrophotometers or AAA Products does not comply with the respective timing requirements for the delivery of such products detailed in the foregoing sentence, Newco may deem the delivery date for such purchase order to be thirty (30) days, in the case of spectrophotometers, and ninety (90) days, in the case of AAA Products, from the date Newco received such purchase order and deliver such Products in accordance with such schedule. AP Biotech shall be promptly notified in writing by Newco of any anticipated delays in delivery of any of the Products.

      (c) In the event a customer of AP Biotech cancels an order for a Product prior to shipment from Newco due to late delivery of that Product by Newco and Newco has been notified of such cancellation in writing, AP Biotech shall not be required to accept delivery of or pay for such Product. However, in the event that the Product has been shipped prior to receiving such written notice, AP Biotech shall be required to accept delivery of and pay for such Product.

      (d) Newco shall print its own catalog and lot numbers (if applicable) and expiration dates (if applicable) conspicuously on outer shipping cartons of all Products, as well as inner shelf packs and inner units of all multiple unit packed Products.

      (e) Newco shall ship dated Products in such time that no less than seventy-five percent (75%) of the manufactured shelf life will be remaining at the time of shipment from

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Newco. Newco shall accept return, for full invoice credit plus shipping charges, of any dated Product shipped in breach of the provisions of this Section.

      (f) Claims for shortage or damage during shipment may only be made to the carrier.

      SECTION 7. MINIMUMS.

      For purposes of this Section 7, the term "purchase" and the term "sale," or any similar terms, and any derivations of such terms, shall refer to the actual date of shipment of Products by Newco to AP Biotech or the actual date of shipment of products by Newco to customers other than AP Biotech, as applicable. Notwithstanding anything contained in this Section 7 to the contrary, AP Biotech shall have no rights to distribute, market or sell any Products other than the Current Products and New Products pursuant to the terms of this Agreement.

      (a) During each Year, AP Biotech undertakes to purchase from Newco a sufficient number of Products such that the aggregate purchase prices for such Products shall be at least equal to the following:

            (i) For Year One, $12,535,000 (the "Year One Minimum"), reduced by
(A) $1,957,521 and (B) the USD value of all sales of Products made by Newco to customers other than AP Biotech during Year One.

            (ii) For Year Two, the Year One Minimum increased by the amount of the price increase for Year Two specified in Section 4(c), but not to exceed four percent (4%) (the "Year Two Minimum") less the USD value of all sales of Products made by Newco to customers other than AP Biotech during Year Two. If the USD value of AP Biotech's purchases of Products from Newco in Year One exceeds the Year One Minimum, then the Year Two Minimum shall be reduced by the amount by which such purchases exceed the Year One Minimum.

            (iii) For Year Three, the Year Two Minimum increased by the amount of the price increase for Year Three specified in Section 4(c), but not to exceed four percent (4%) (the "Year Three Minimum") less the USD value of all sales of Products made by Newco to customers other than AP Biotech during Year Three. If the USD value of AP Biotech's purchases of Products from Newco in Year Two exceeds the Year Two Minimum, then the Year Three Minimum shall be reduced by the amount by which such purchases exceed the Year Two Minimum.

      (b) The purchases of Products by AP Biotech from Newco for each of the Year One Minimum, the Year Two Minimum and the Year Three Minimum shall be distributed throughout the respective Years in the following manner: First
Quarter: 23.5%, Second Quarter 24.0%, Third Quarter 25.0% and Fourth Quarter 27.5% (each of which shall hereinafter be referred to as a "Quarterly Minimum"); PROVIDED, HOWEVER, that, (i) with respect to the First Quarter of Year One, the Quarterly Minimum shall be equal to the product

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

of (A) the Daily Rate that would otherwise be in effect for the First Quarter of Year One multiplied by (B) the number of days between the Closing Date and the end of the First Quarter and (ii) with respect to the Year Three Tail Period, the Quarterly Minimum shall be equal to the product of (X) the Daily Rate for the First Quarter of Year Three multiplied by (Y) the number of days contained in the Year Three Tail Period. If the USD value of purchases of AP Biotech in any Quarter plus the USD value of purchases by all customers of Newco other than AP Biotech in the same Quarter are less than the Quarterly Minimum for that Quarter then AP Biotech will, within thirty (30) days of the end of said Quarter, either: (i) place orders with Newco for Products in the amount of the shortfall, with shipment of such Products to take place in accordance with the time schedules set forth in Section 6(b) hereof; PROVIDED, HOWEVER, that the Products so ordered by AP Biotech shall be counted solely toward fulfillment of the Quarterly Minimum for the Quarter in which such shortfall occurred and in no event shall the shipment of such ordered Products in any following Quarter be counted toward the fulfillment of the Quarterly Minimum in said following Quarter, or (ii) pay to Newco, by wire transfer in immediately available USD funds to Newco's account set forth in SCHEDULE 5(d) or such other account as Newco shall specify to AP Biotech in writing, an amount equal to thirty-five percent (35%) of the shortfall. If the USD value of AP Biotech's purchases of Products in any Quarter exceeds the Minimum for that Quarter, then the Quarterly Minimum for the following Quarter shall be reduced by the amount by which such purchases exceed the Quarterly Minimum for that Quarter.

      (c) Newco will provide a report to AP Biotech within ten (10) business days of the end of each month showing the actual sales of all Products made by Newco in that month, the cumulative amount of sales of all Products by Newco for the relevant Quarter through the end of such month, the amount of sales of all Products anticipated to be made by Newco to third parties during that Quarter, and the amount of the estimated additional purchases by AP Biotech needed to reach the Quarterly Minimum for that Quarter.

      (d) If the purchases by AP Biotech of Products from Newco exceed the Year One Minimum in Year One or the Year Two Minimum in Year Two or the Year Three Minimum in Year Three then AP Biotech will receive a credit against future payments to Newco equal to four percent (4%) of the invoice amount for the relevant Year in excess of the relevant Year Minimum.

      (e) Minimums payable by AP Biotech pursuant to Section 7(a) shall be subject to the following:

            (i) The Minimum for any Quarter and for the Year shall be reduced by the purchase price of (A) any order if such order is canceled by a customer prior to shipment from Newco due to late delivery of that Product by Newco and Newco has been notified of such cancellation in writing and (B) any Product that is returned by AP Biotech to Newco as contemplated by Section 6(e) and no replacement order is placed by AP Biotech for such Product.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

            (ii) The Minimum for any Quarter and for the Year in which such Quarter occurs shall be reduced by the purchase price of any Products sold by Newco to AP Biotech in that Quarter or Year with respect to which Newco fails to fulfill its obligations under Section 11(b) hereto (A) in the case of AAA Products, within forty-five (45) days of receiving written notice from AP Biotech as provided for in Section 11(b) or (B) in the case of all Products other than AAA Products, within thirty (30) days of receiving written notice from AP Biotech as provided for in Section 11(b) (either of clause (A) or (B) being referred to herein as a "Section 11(b) Failure"). AP Biotech shall, within thirty (30) days following the end of the Quarter in which such
Section 11(b) Failure occurs, notify Newco in writing that the Minimum for that Quarter and for the Year in which such Quarter occurs has been reduced in accordance with this Section 7(e)(ii); PROVIDED, that if AP Biotech does not so notify Newco in such thirty (30) day period, AP Biotech shall be deemed to have waived its rights to have such Minimums reduced under this
Section 7(e)(ii) with respect to that specific Section 11(b) Failure.

            (iii) In the event that: (A) twenty-five percent (25%) or more of the units shipped of a Product breaches the warranty provided by Newco in
Section 11(a) during any three (3) month period, (B) AP Biotech provides written notice to Newco of such breach, which such written notice shall reference this Section 7(e)(ii), and (C) AP Biotech ceases purchasing such Product upon the expiration of said three (3) month period, then the Quarterly Minimums shall be reduced by the purchase price of the amounts of such Products set forth in AP Biotech's forecasts for each Year required by
Section 3(a) hereto for up to a maximum of two (2) full Quarters following the end of the Quarter in which such three (3) month period expires, unless prior to the expiration of such two (2) Quarter period, AP Biotech commences placing orders with Newco for such Product which it had previously ceased purchasing, in which case the Quarterly Minimum for the Quarter following the Quarter in which AP Biotech places such orders and for each Quarter thereafter shall be set at the level at which such Quarterly Minimum would have been set under this Section 7 had such a reduction pursuant to this
Section 7(e)(iii) not occurred.

            (iv) In the event that the product currently known as "UltroSpec 3000+" (or such other substantially similar name to be determined by Newco) shall not be introduced and available for delivery to AP Biotech under this Agreement within the two hundred seventy (270) day period following the Closing Date, then the Year One Minimum shall be reduced by the amount of $41,500 for each whole thirty (30) day period for which such availability is delayed beyond such two hundred seventy (270) day period.

            (v) In the event that the "GeneQuant Pro" shall not be introduced and available for delivery to AP Biotech under this Agreement within the ninety
(90) day period following the Closing Date, then the Year One Minimum shall be reduced by the amount of $83,000 for each whole thirty (30) day period for which such availability is delayed beyond such ninety (90) day period.

            (vi) In the event that two (2) additional New Products (other than the "UltroSpec 3000+", which shall be made available in accordance with Section 8(e) hereof)

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

shall not be introduced and available for delivery to AP Biotech under this Agreement by the end of Year Two, then the Year Three Minimum shall be reduced by the amount of $83,000 for each whole thirty (30) day period for which such availability is delayed beyond the end of Year Two.

            (v) In the event that: (A) an order by AP Biotech for a Product is placed for delivery in any Quarter, and (B) the time of delivery in the order is in accordance with Section 6(b) hereof, and (C) Newco delivers the Product during the subsequent Quarter, AP Biotech shall receive credit against the Minimum for the Quarter in which delivery was to be made pursuant to AP Biotech's order. AP Biotech shall not also receive credit against the Minimum for the Quarter in which delivery was in fact made.

      (f) For purposes of determining whether the Minimum has been met for any particular Quarter or Year, as the case may be, under this Section 7, all foreign exchange conversions to USD shall be performed at the average exchange rate for such Quarter or Year, as the case may be, determined by (i) in the case of any Quarter, calculating the quotient of (A) the sum of the exchange rates for the relevant currency on the last day of each month contained in such Quarter (as published in the Financial Times) divided by (B) three (3), and (ii) in the case of any Year, calculating the quotient of (A) the sum of the exchange rates for the relevant currency on the last day of each month contained in such Year (as published in the Financial Times) divided by (B) twelve (12).

      SECTION 8. DUTIES OF NEWCO.

      (a) With respect to Current Products and New Products sold by Newco to AP Biotech in accordance with the terms of this Agreement, Newco shall, except as otherwise provided below, at its sole expense and consistent with past practices:

            (i) co-operate with AP Biotech in order to aid and assist AP Biotech in its sales and marketing program concerning the Current Products and New Products; PROVIDED, HOWEVER, that AP Biotech is solely responsible for all costs of marketing and sales efforts except those functions currently provided by Biochrom;

            (ii) provide to AP Biotech such number of demonstration models of the Current Products and New Products and parts therefor as they shall mutually agree, at prices equal to Newco's cost;

            (iii) provide sales, demonstration and support training which AP Biotech and Newco shall jointly deem necessary for AP Biotech's sales and service representatives in individual or other sessions at such location as AP Biotech shall reasonably request and Newco will provide instructors with training materials, schematic drawings for circuit boards, service manuals and products for demonstrations in connection with such training activities;

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

            (iv) update AP Biotech with all available information reasonably necessary or desirable for the effective marketing of the Current Products and New Products;

            (v) provide reasonable back-up technical support by e-mail, telephone and facsimile to AP Biotech's and its distributors' technical service and sales personnel in connection with the Current Products and New Products;

            (vi) participate as mutually agreed and in accordance with current practice in AP Biotech's promotional efforts by providing relevant copy and photography for advertising, direct mail and/or any other promotional effort in connection with the Current Products and New Products, the manner in which the materials are to be used to be mutually agreed upon by the parties; all costs and expenses for advertising, direct mail and/or any other promotional effort are solely to be borne by AP Biotech; and

            (vii) refer to AP Biotech all leads, inquiries and prospects actually received by Newco concerning potential customers and purchasers of the Current Products and New Products in the Market in the Territory.

      (b) Newco shall make available for purchase all necessary consumables, accessories and spare parts for the operation, repair and proper servicing of each of the Current Products and New Products to AP Biotech and each customer of AP Biotech for a period of seven (7) years following the date of delivery of the relevant Current Products and New Product.

      (c) Newco shall provide with each shipment of Current Products and New Products instruction/operating manuals concerning the Current Products and New Products consistent with current practices.

      (d) Newco shall comply with the terms of Section 11 hereof and shall manufacture and sell Current Products and New Products which conform to quality standards consistent with past practice.

      (e) Newco hereby agrees to make available for sale to AP Biotech before the date two hundred seventy (270) days from the Closing Date a New Product to be known as the "UltroSpec 3000+" (or such other substantially similar name to be determined by Newco). Notwithstanding anything contained herein to the contrary, the parties agree that the sole and exclusive remedy of AP Biotech for a breach by Newco of this Section 8(e) shall be the reduction in the Year One Minimum as provided for in Section 7(e)(iv) hereto.

      (f) Newco hereby agrees to make available for sale to AP Biotech before the date ninety (90) days from the Closing Date the New Product currently under development by Biochrom known as the "GeneQuant Pro." Notwithstanding anything contained herein to the contrary, the parties agree that the sole and exclusive remedy of AP Biotech for a breach by Newco of this Section 8(f) shall be the reduction in the Year One Minimum as provided for in Section 7(e)(v) hereto.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      (g) Newco will use commercially reasonable efforts to make available for sale to AP Biotech at least two additional New Products by the end of Year Two. Newco will consult with AP Biotech on the desired specifications of these New Products. Notwithstanding anything contained herein to the contrary, the parties agree that the sole and exclusive remedy of AP Biotech for a breach by Newco of this Section 8(e) shall be the reduction in the Year Three Minimum as provided for in Section 7(e)(vi) hereto.

      (h) Newco shall comply with all applicable export control laws and regulations relating to Newco's export of Products to AP Biotech pursuant to this Agreement and shall, consistent with past practices, provide information and documentation reasonably necessary or useful to assist AP Biotech in complying with its obligations under applicable export control laws.

      SECTION 9. DUTIES OF AP BIOTECH.

      With respect to Current Products and New Products sold by Newco to AP Biotech in accordance with the terms of this Agreement, AP Biotech shall, at its sole expense and in all cases consistent with past practices:

      (a) maintain an adequate number of trained personnel for the performance of its duties hereunder;

      (b) include the Current Products and New Products in the Pharmacia Bio Directory Catalog or any substitute or successor catalog that exists from time to time and include selected Current Products and New Products in a reasonable number, but not less than two per Year of Pharmacia Bio Direct mailings and such other promotional support including, without limitation, showing such Products on AP Biotech's web site and telemarketing in connection with performance of its duties hereunder; PROVIDED, HOWEVER, that AP Biotech may, in its sole discretion, substitute alternative marketing programs of equivalent scope and effect. Any New Product or Product upgrade will be promoted with the level of support customarily given by AP Biotech to the launch of comparable new products and product upgrades respectively but in any event not less than one Pharmacia Bio Direct mailing per New Product or Product upgrade;

      (c) establish and maintain an inventory of the Current Products and New Products and spare parts appropriate to meet the needs of purchasers and end-users of such Products (including prior versions thereof) in the Territory; and

      (d) perform such maintenance, service and repair activities for Current Products and New Products as AP Biotech has customarily performed on-site at its customers' premises (as determined in accordance with past practice).

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      SECTION 10. INSURANCE.

      From and after the Closing Date, for so long as this Agreement shall remain in effect and for two (2) years thereafter, Newco shall maintain product liability insurance coverage on an occurrence basis for all occurrences relating to the Products sold by Newco to AP Biotech with limits of liability not less than Two Million GBP ((pound)2,000,000) combined single limit for bodily injury and property damage. AP Biotech shall be named on the products liability policy of Newco as an additional insured. The certificate policy endorsement shall clearly state that "This is primary insurance without recourse to similar insurance maintained by Amersham Pharmacia Biotech AB, if any." Newco shall provide to AP Biotech a certificate evidencing coverage of such policy immediately upon receipt from insurer. The insurer providing such insurance policy may not be changed by Newco and such insurance shall not be materially changed by Newco without at least ninety (90) days' prior written notice to AP Biotech.

      SECTION 11. WARRANTY.

      (a) With respect to Current Products and New Products sold by Newco to AP Biotech under this Agreement, Newco warrants for a period of twelve (12) months from the date of sale of a Current Product or New Product by AP Biotech to a customer, or a period of fifteen (15) months from the date of sale of a Current Product or New Product by Newco to AP Biotech, whichever period expires first (the "Warranty Period"), that the Current Products and New Products will be free of defects in material and/or workmanship, and will conform to the published specifications set forth in literature, packaging, inserts, materials and/or other documentation prepared by Newco. Except as expressly stated in this
Section 11(a), Newco makes no representation and gives no warranties, oral or written, express or implied, including without limitation implied warranties as to quality or fitness for a particular purpose regarding or in relation to the Products.

      (b) Newco shall, consistent with past practice, repair or replace all Current Products and New Products sold by Newco to AP Biotech, to the extent such Current Products and New Products breach the provisions of Section 11(a) hereof during the Warranty Period, as follows:

            (i) Newco shall, at its sole expense, and at Newco's option, either
(A) repair on-site at the customer's premises all AAA Products for which AP Biotech has notified Newco in writing that the repair required is not of the type that has customarily been performed by AP Biotech (as determined in accordance with past practice) and therefore, AP Biotech is not required to perform such repair under Section 9(d) hereof; PROVIDED that each party shall pay one-half of any reasonable out-of-pocket travel and accommodation expenses associated with such on-site repair by Newco or (B) repair or replace such AAA Products at Newco's premises; and

            (ii) Newco shall, at its sole expense, repair or replace at Newco's premises, all Current Products and New Products (other than AAA Products) sold by Newco to AP

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Biotech for which AP Biotech has notified Newco in writing that the repair required is not of the type that has customarily been performed by AP Biotech (as determined in accordance with past practice) and therefore, AP Biotech is not required to perform such repair under Section 9(d) hereof.

      (c) If non-customary warranty service (as determined in accordance with past practice) is performed (with respect to Current Products and New Products sold by Newco to AP Biotech) by AP Biotech at Newco's request, Newco shall credit to AP Biotech the cost of parts and labor at Newco's then current rates reasonably incurred in servicing such Current Products and New Products (or prior versions of such Products) owned by end users which fail during the Warranty Period.

      (d) In the event of the failure of a Current Product or New Product sold by Newco to AP Biotech after the Closing Date, or a recall of any of such Current Products or New Products whether by Newco or AP Biotech, in each case with the consent of Newco, or any government agency, Newco shall pay all the costs of a retrieval and/or recall of such Current Products and New Products owned by customers of AP Biotech.

      (e) Newco shall pay all costs for Newco-ordered changes and updates to the Current Products and New Products sold by Newco to AP Biotech in the hands of AP Biotech or any of its customers.

      (f) Newco represents and warrants that the marketing and sales of any New Products will not infringe any patent, copyright, trademark or other similar intellectual property rights enforceable within the Territory.

      SECTION 12. INDEMNIFICATION; LIMITED LIABILITY.

      (a) Newco shall defend, indemnify and hold harmless AP Biotech and any officers, directors, agents, shareholders, legal representatives, employees, successors and assigns of AP Biotech (exclusive of any subdistributors not included within the defined term "AP Biotech") from and against any and all third party claims, actions, suits and judgments, and from and against any and all liabilities, losses, damages, costs, charges, attorneys' fees and other expenses of whatever nature and character (collectively "Third Party Damages") arising from or in connection with: (i) the manufacture by Newco of any Current Product or New Product, (ii) any breach by Newco of any of its obligations under this Agreement, or (iii) an allegation by a third party that the Current Products or New Products sold by Newco to AP Biotech in accordance with this Agreement infringe any other party's intellectual property rights (other than rights with respect to the Intellectual Property). Notwithstanding anything contained herein to the contrary, Newco shall not be required to provide indemnification with respect to any Third Party Damages to the extent that they result from the negligence, gross negligence or wilful misconduct of AP Biotech.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      (b) AP Biotech shall defend, indemnify and hold harmless Newco and any officers, directors, agents, shareholders, legal representatives, employees, successors and assigns of Newco from and against any and all Third Party Damages arising from or in connection with: (i) the distribution by AP Biotech of the Current Products or the New Products pursuant to the terms of this Agreement, (ii) any actions or inactions of any subdistributor appointed by AP Biotech under the terms of this Agreement in connection with any Subdistribution Agreement, or (iii) any breach by AP Biotech (or by any subdistributor appointed by AP Biotech under the terms of this Agreement) of any of its obligations under this Agreement. Notwithstanding anything contained herein to the contrary, AP Biotech shall not be required to provide indemnification with respect to any Third Party Damages to the extent that they result from the negligence, gross negligence or wilful misconduct of Newco.

      (c) Except as otherwise provided in Section 12(a) or 12(b) above, neither party shall be liable to the other party (or its affiliates) under this Section 12 with respect to any indirect, incidental, special, punitive or consequential damages, including but not limited to lost revenue or other commercial or economic loss, arising out of or relating to this Agreement.

      SECTION 13. TRADEMARKS, ETC.

      (a) The trade name "Amersham" and all related and associated logos and trademarks with respect thereto are and shall remain the sole property of Amersham International plc (the "Amersham Name"). The trade name "Pharmacia Biotech" and all related and associated logos and trademarks with respect thereto are and shall remain the sole property of Pharmacia & Upjohn, Inc. (the "Pharmacia Biotech Name" and together with the Amersham Name, the "Intellectual Property").

      (b) Newco has entered into the License Agreements attached hereto as SCHEDULES 13(b)(i) and 13(b)(ii) with respect to the Intellectual Property.

      SECTION 14. CONFIDENTIALITY.

      Each of Newco and AP Biotech agrees that it shall treat any and all information of a confidential nature relating to the Products or the manufacture, use, marketing or sale thereof, or the business plans or activities of the other party, which is designated as confidential ("Confidential Information") as confidential and shall not disclose any Confidential Information to any third party, other than legal, business and financial advisors who have a need to know, for any purpose whatsoever and not to make use of any such Confidential Information for any purpose other than the performance of its obligations under this Agreement without the prior written consent of the other party; PROVIDED, HOWEVER, that the limitation on disclosure set forth in this Section 14 shall not apply in the case of:

      (a) information which, as of the date hereof, is published or otherwise generally available to the public;

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      (b) information which after the date hereof becomes available to the public other than through an act or omission of Newco or AP Biotech, as the case may be, which is in violation of the provisions hereof;

      (c) information rightfully acquired from a third party which did not obtain such information under a pledge of confidentiality;

      (d) information which is developed by the disclosing party independently of the relationship established by this Agreement; or

      (e) any information which the disclosing party is required to disclose by law (including the regulations of a stock exchange) or court order.

      SECTION 15. CUSTOMER INFORMATION.

      (a) In consideration of entering into this Agreement, AP Biotech hereby grants to Newco the right to freely use a copy of the Escrowed Customer Information after the effective date of termination of this Agreement pursuant to Section 16 hereof; provided, however, that in the event that, pursuant to Sections 16(a) and 16(f) hereof and the terms of the Escrow Agreement, the Escrowed Customer Information is distributed by the Escrow Agent to Newco while this Agreement is still in effect, Newco shall have the right, prior to the effective date of termination of this Agreement, to contact a sampling of not more than twenty (20) customers of AP Biotech's customers to verify the accuracy of the Customer Information.

      (b) While this Agreement is in effect, Newco shall not directly, and shall not appoint, enter into an agreement with or otherwise assist a third party distributor, marketer, seller or sales representative to, use the Escrowed Customer Information to make sales of Modified Market Products to those customers of AP Biotech listed in the Escrowed Customer Information. Newco shall not be prohibited from making sales of Modified Market Products to a customer listed in the Escrowed Customer Information prior to the effective date of termination of this Agreement if Newco can demonstrate with documentary evidence that it made sales to, promoted the sale of, or quoted prices for, Products to such customer prior to Newco's receiving the Escrowed Customer Information from the Escrow Agent under the terms of this Agreement and the Escrow Agreement.

      SECTION 16. TERM; TERMINATION.

      (a) After eighteen (18) months from the Closing Date, either party may terminate this Agreement without cause by providing eighteen (18) months' prior written notice of termination to the other party, which such termination shall be effective upon the expiration of such eighteen (18) month period. Notwithstanding anything contained herein to the contrary, in the event that AP Biotech provides Newco with such a notice of termination, within thirty (30) days following the effective date of such termination, AP Biotech shall deliver to Newco the Customer Information with respect to the period between the last date on which any Semi-

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Annual Customer Information was deposited by AP Biotech with the Escrow Agent in accordance with the terms of Section 1A(b) hereof and the effective date of such termination.

      (b) (i) In the event of a material breach: (A) in the case of Newco, of its obligations pursuant to Section 2(a)(i), 4(a)-(d), 6(b), 8(a), 10, 12(a), or 15(b), and (B) in the case of AP Biotech, of its obligations pursuant to Section 3(a), 9, 12(b) or 17, which shall not be remedied within thirty (30) days of written notice of such breach from the non-breaching party (which notice shall specify the obligations under this Agreement that have been breached, including if the breach constitutes a Newco Sale Breach (as defined below)), the Agreement shall terminate effective upon the expiration of such thirty (30) day period.

            (ii) In the event of a breach by AP Biotech of its obligations pursuant to Section 1A(a), Section 1A(b), Section 5 with respect to any invoice or Section 7 with respect to any Quarter or Year, Newco may terminate this Agreement by providing written notice of termination to AP Biotech within thirty
(30) days following such breach (which notice shall specify the obligations under this Agreement that have been breached by AP Biotech). The notice of termination shall become effective thirty (30) days after delivery of such notice to AP Biotech (the "Cure Period") unless, within the Cure Period:

                  (A) with respect to a breach by AP Biotech of its obligations under Section 5 hereof, AP Biotech pays to Newco, by wire transfer in immediately available funds to Newco's accounts set forth in SCHEDULE 5(d) or such other accounts as Newco shall specify to AP Biotech in writing, (X) the invoice amounts for each invoice with respect to which payment was not made by AP Biotech within the number of days specified in Section 5(a) hereof, plus (Y) the amount of interest accrued on such invoice amounts in accordance with
Section 5(c) hereof;

                  (B) with respect to a breach by AP Biotech of its obligations under Section 7 hereof, AP Biotech either (X) places orders with Newco for Products in the amount of any shortfall not previously satisfied during the course of the Quarter or Year, with shipment of such Products to take place in accordance with the time schedules set forth in Section 6(b) hereof; PROVIDED, HOWEVER, that the Products so ordered by AP Biotech shall be counted solely toward fulfillment of the Quarterly or Yearly Minimum for the Quarter or Year in which such shortfall occurred and in no event shall the shipment of such ordered Products in any following Quarter or Year be counted toward the fulfillment of the Quarterly or Yearly Minimum in said following Quarter or Year, or (Y) pays to Newco, by wire transfer in immediately available funds to Newco's accounts set forth in SCHEDULE 5(d) or such other accounts as Newco shall specify to AP Biotech in writing, an amount equal to thirty-five percent (35%) of the shortfall; or

                  (C) with respect to a breach by AP Biotech of its obligations under Section 1A(a) or Section 1A(b) hereof, AP Biotech (i) executes the Escrow Agreement and/or delivers the Initial Customer Information, as the case may be, in cure of a breach by AP Biotech of its obligations under Section 1A(a) hereof or (ii) delivers the Semi-Annual Customer

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Information to the Escrow Agent in cure of a breach by AP Biotech of its obligations under Section 1A(b) hereof.

                  In the event that AP Biotech fails to cure the breach of its obligations under Section 5, Section 7, Section 1A(a) or Section 1A(b), as provided for in this Section 16(b)(ii) during the Cure Period, then this Agreement shall automatically terminate upon the expiration of the Cure Period. Notwithstanding anything contained herein to the contrary, upon such a termination pursuant to this Section 16(b)(ii), AP Biotech shall, within ten
(10) business days following the termination, pay to Newco by wire transfer in immediately available funds to Newco's accounts set forth in SCHEDULE 5(d) or such other accounts as Newco shall specify to AP Biotech in writing, an aggregate amount equal to thirty-five percent (35%) of the Minimums for Year One, Year Two, Year Three and the Year Three Tail Period that would have been in effect under the terms of this Agreement that AP Biotech would otherwise have been required to satisfy pursuant to Section 7 hereof had Newco not so terminated this Agreement (the "Full Termination Minimum Amount"). If the delivery of such notice of termination occurs prior to the establishment of either the Year Two Minimum or the Year Three Minimum in accordance with Section 7 hereto, for purposes of calculating the Full Termination Minimum Amount, the Minimum for each such Year shall be calculated by increasing the previous Year's Minimum by four percent (4%).

      (c) A party shall have the right to terminate this Agreement by written notice to the other party upon the occurrence of an Insolvency Event with respect to the other party.

      (d) INTENTIONALLY OMITTED.

      (e) (i) In the event that Newco shall have delivered a notice of termination of this Agreement to AP Biotech pursuant to Section 16(a) hereto and, at any time during the period of eighteen (18) months following the effective date of the notice of termination, Newco desires to locate and appoint a new distributor, effective upon the termination of this Agreement, for the Current Products and New Products to the Market in the Territory, AP Biotech shall have a right of first offer with respect to such appointment on the terms set forth in subsection (ii) below.

            (ii) Newco shall notify AP Biotech in writing of its desire to so locate and appoint a new distributor (the "New Distributor Notice") and shall offer AP Biotech a term sheet containing terms substantially similar to the terms Newco is considering offering to such new distributor (the "Term Sheet"). AP Biotech will have thirty (30) days from the date it receives the New Distributor Notice to accept such Term Sheet in writing (the "Acceptance Notice"). If AP Biotech accepts such Term Sheet within such thirty-day period, then the parties shall have thirty (30) days from the date Newco receives the Acceptance Notice to enter into a definitive distribution agreement which incorporates the principal terms of the Term Sheet. In the event that either (i) AP Biotech does not deliver the Acceptance Notice to Newco within thirty (30) days of receiving the New Distributor Notice or (ii) after delivery by AP Biotech of the Acceptance Notice to Newco, the parties do not execute a definitive distribution

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

agreement within thirty (30) days thereafter, Newco may appoint another distributor on terms that are, in the aggregate, not materially less favorable to Newco than those contained in the Term Sheet.

      (f) (A) Newco shall be permitted to deliver the Letter of Instruction to the Escrow Agent under the following circumstances: (i) in the case of a termination pursuant to either Section 16(a) or Section 16(c) hereof, as of the date upon which the notice of termination is physically delivered by the terminating party to the non-terminating party; and (ii) in the case of a termination pursuant to Section 16(b)(i) or Section 16(b)(ii) hereof, as of the date upon which this Agreement automatically terminates in accordance with the provisions of such Section.

            (B) Newco shall not be permitted to deliver the Letter of Instruction to the Escrow Agent in the event that AP Biotech delivers a notice of termination to Newco under Section 16(b)(i) hereof as a result of (x) a breach by Newco of its obligations under Section 15(b) hereof or (y) prior to the effective date of termination of this Agreement, Newco's making, or appointing a distributor to make, sales of Current Products or New Products to the Market within the Territory in violation of Section 2 hereof (a "Newco Sale Breach").

      (g) The provisions of Sections 10, 12, 14, 16(f), 16(g), 16(h), 17, 19(c)
and 19(d) hereof shall survive termination of this Agreement. The provisions of Sections 5, 7(c), 7(d), 8(b), 11, 16(a), 16(b)(i), 16(b)(ii) and 16(e) hereof shall survive termination of this Agreement to the extent that any obligations thereunder remain outstanding.

      (h) Following a termination of this Agreement, Newco agrees to pay to AP Biotech a commission in the amount of five percent (5%) of the actual sale price for each sale of a Product by Newco, or any distributor of Newco, to a customer in the Territory made within six (6) months of termination which was identified to Newco in writing, and evidenced by a copy of a written quotation for sale of a Product by AP Biotech prior to such termination.

      SECTION 17. NON-COMPETITION.

      In consideration of transactions to be consummated by Newco in connection with the Acquisition and in consideration of Newco's entering into this Agreement, AP Biotech hereby agrees that it shall not, either solely or jointly with any person or entity, directly or indirectly:

      (a) at any time until the later of (x) four (4) years after the Closing Date or (y) the termination or expiration of this Agreement engage in the Territory in the manufacture, distribution or sale of any Current Products or New Products or of any products directly competitive with the Current Products or New Products. Notwithstanding the foregoing, nothing in this Agreement shall prevent AP Biotech from: (i) engaging in the manufacture, distribution or sale of (A) mass spectrometers and related products or instruments in which mass spectrometer technology is utilized, (B) chromatography instruments and related products or instruments in which spectrophotometer technology is utilized or (C) electrophoresis

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

instruments and related products or instruments in which electrophoresis technology is utilized, including without limitation DNA sequencing instruments; or (ii) subject to the last sentence of this Section 17(a) and receipt by Newco of a written agreement executed by the Subject Company (as hereinafter defined) to be bound by the terms contained in the last sentence of this Section 17(a) (provided that such written agreement shall not be required in the case of a merger between AP Biotech and the Subject Company), acquiring, being acquired or merging (in each case whether by sale of stock, assets or otherwise) with a company that sells spectrophotometers (a "Subject Company"); PROVIDED, HOWEVER, that AP Biotech shall notify Newco that it has entered into such a transaction within thirty (30) days following the consummation of such transaction. In the event that AP Biotech shall enter into an acquisition or merger with a Subject Company as permitted under clause (ii) above, AP Biotech agrees that (A) AP Biotech will continue to distribute the Current Products and New Products as provided for herein, (B) the Escrowed Customer Information shall not be used in connection with the marketing or sale of any products of the Subject Company, (C) the Intellectual Property shall not be used in connection with spectrophotometers manufactured by the Subject Company and (D) the spectrophotometers manufactured by the Subject Company (x) shall not be sold by those persons and entities that constituted the AP Biotech sales force prior to the acquisition or merger and (y) shall not be included in AP Biotech's world wide web site, the Pharmacia BioDirectory (or any successor publication) or the Pharmacia BioDirect mailings (or any successor publication).

      (b) While each of the undertakings contained in Section 17(a) above is considered by the parties to be reasonable, if any such undertaking should be held invalid as an unreasonable restraint of trade or for any other reason but would have been held valid if part of the wording thereof had been deleted or the period thereof reduced or the range of activities or area dealt with thereby reduced in scope, said undertaking shall apply with such modifications as may be necessary to make them valid and effective.

      (c) Each undertaking contained in Section 17(a) above shall be read and construed independently of the other undertakings therein contained so that if one or more should be held to be invalid as an unreasonable restraint of trade or for any other reason whatsoever then the remaining undertakings shall be valid to the extent that they are not held to be so invalid.

      (d) The benefit of the undertakings contained in Section 17(a) above may be assigned in whole or in part by Newco in accordance with the terms of Section 19(e) hereof.

      SECTION 18. FORCE MAJEURE.

      Neither party shall be subject to any liability to the other party for failure to meet any of its obligations under this Agreement if such failure results from causes or circumstances beyond the reasonable control of the defaulting party, including any act of God, fire, explosion, perils of the sea, flood, drought, war, riot, sabotage, accident, embargo, interruption of or delay in transportation, strike, compliance with any order, direction, request

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

from any governmental agency or office, other than the obligations of either party under Section 12 hereof. The party which shall be subject to any such event of force majeure shall, promptly upon the occurrence thereof, notify the other party of the occurrence of such event and shall, promptly upon the cessation thereof, notify the other party of such cessation.

      SECTION 19. MISCELLANEOUS.

      (a) EFFECTIVENESS OF AGREEMENT. This Agreement is conditioned, and will only become effective, upon the closing of the Acquisition.

      (b) NOTICES. All notices required or authorized by this Agreement to be given by either party to the other shall be in writing and shall be delivered by hand or shall be sent by courier, registered mail (return receipt requested), or facsimile (receipt confirmed) to the following addresses:

      IF TO NEWCO, TO:

      Biochrom Limited
      Cambridge Science Park
      Milton Rd.
      Cambridge CB4 4FJ
      England
      Attention: Barry Brown
      Facsimile No.: +44 122 342 0238

      with a copy to:

      Harvard Apparatus, Inc.
      80 October Hill Road
      Holliston, MA 01746
      Attention: David Green
      Facsimile No.: (508) 429-5732

      Goodwin, Procter & Hoar LLP
      Exchange Place
      Boston, MA 02109
      Attention: H. David Henken, P.C.
      Facsimile No.: (617) 523-1231

      Cameron McKenna
      Mitre House
      160 Aldersgate Street
      London, EC1A 4DD
      Attention: Guilherme Brafman

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      Facsimile No.: + 44 171 367 2000

      IF TO AP BIOTECH, TO:

      Amersham Pharmacia Biotech AB
      Bjorkgatan 30
      SE-751 84 Uppsala
      Sweden
      Attention: Ulf Lundberg, Esq.
      Facsimile No.: + 46 181 65 322

      with a copy to:

      Cardiff Labs
      Forrest Farm Estate
      Whitchurch
      Cardiff, Wales CF4 7YT
      Attention: Andrew Carr
      Facsimile No.: + 44 122 252 6440

      Curtis, Mallet-Prevost, Colt & Mosle
      101 Park Avenue
      New York, New York 10178
      Attention: Eric Gilioli, Esq.
      Facsimile No.: (212) 697-1559

Any notice sent by registered mail which is not returned to the sender as undelivered shall be deemed to have been given on the tenth business day after being deposited in the mail. Any notice sent by courier shall be deemed to have been given on the date on which such notice was delivered by the courier service. Any notice delivered by hand, or sent by facsimile, shall be deemed to have been given on the date on which such notice was delivered or sent.

      (c) GOVERNING LAW.

      This Agreement shall be governed by and construed in accordance with the laws of England and Wales.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      (d) DISPUTE RESOLUTION. All disputes between the parties arising out of the circumstances and relationships contemplated by this Agreement including disputes relating to the validity, construction or interpretation of this Agreement and including disputes relating to pre-contractual representations shall be settled by arbitration as follows:

            (i) Newco and AP Biotech hereby agree to cooperate in good faith to resolve any disputes, claims or controversies that may arise hereunder or with respect to the performance by either party of its obligations as contemplated hereby.

            (ii) In the event that any dispute, claim or controversy shall not be so resolved by the parties between themselves, Newco and AP Biotech agree that any and all disputes, claims or controversies arising out of or relating to this Agreement or a breach thereof, whether grounded in common law or statutory law, shall be finally settled in accordance with the Arbitration Rules of the International Chamber of Commerce in effect on the Closing Date. Save as otherwise expressly provided herein the procedural rules shall be the rules of the High Court in England and Wales and the lex curiae shall be the law of England and Wales.

            (iii) The number of arbitrators shall be three, chosen in accordance with the procedures set out in this Section 19(d). The award of the arbitrators shall be final and binding on the parties.

            (iv) Each party shall appoint one arbitrator. If within (30) days after receipt of the claimant's notification of the appointment of an arbitrator the respondent has not notified the claimant of the arbitrator it appoints, the second arbitrator shall be appointed by the appointing authority.

            (v) The arbitrators thus appointed shall choose a further arbitrator who will act as the presiding arbitrator of the tribunal. If within (30) days after the appointment of arbitrators under (d)(iv) above, they have not agreed upon the choice of the presiding arbitrator, then at the request of any party to the arbitration proceeding the presiding arbitrator shall be appointed by the appointing authority.

            (vi) The Chartered Institute of Arbitrators, London, England shall be the appointing authority.

            (vii) At the request of any party to the arbitration ("requesting party") the arbitrators shall order the other party ("furnishing party") to supply and furnish to the requesting party (the cost of which shall be reimbursed upon demand by the requesting party to the furnishing party) true and complete copies of the Relevant Material and to produce to the arbitral tribunal any or all of the Relevant Material and/or copies thereof as any part or the arbitral tribunal shall require.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

            (viii) The procedures leading to the production of Relevant Material under this paragraph shall be determined by the arbitrators, and may include the preparation of lists of Relevant Material for initial evaluation by the requesting party prior to disclosure and/or inspection of Relevant Material by the requesting party prior to supply and furnishing the copies. In making such determination, the arbitrators shall take into account the urgency with which the Relevant Material should be brought before the arbitral tribunal.

            (ix) No party shall use or disclose any Relevant Material obtained under this paragraph for any purpose except in the course of the conduct of the arbitration and (as far as applicable) proceedings before any court, and then only to the extent necessary for the implementation and enforcement of any aware of the arbitrators.

            (x) The arbitration, including the making of the award, shall take place in London, U.K.

            (xi) All submissions and awards in relation to arbitration hereunder shall be made in English and all arbitration proceedings shall be conducted in English.

            (xii) The failure or refusal of either party to submit to arbitration in accordance with this Section 19(d) shall be deemed a breach of this Agreement. If either party seeks and secures judicial intervention requiring enforcement of this arbitration provision, such party shall be entitled to recover from the other party in such judicial proceeding all costs and expenses, including reasonable attorneys' fees, that it was thereby required to incur.

            (xiii) The procedures specified in this Section 19(d) shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating to this Agreement; PROVIDED, HOWEVER, that a party, without prejudice to the above procedures, may seek equitable remedies, including without limitation, specific performance, a preliminary injunction or other provisional judicial relief if in its sole judgment such action is necessary to avoid irreparable damage or to preserve the status quo. The parties to this Agreement hereby acknowledge and agree that the failure of AP Biotech to deposit the Initial Customer Information or any Semi-Annual Customer Information with the Escrow Agent in accordance with the delivery requirements of Section 1A(a) and Section 1A(b) hereof, respectively, will cause irreparable damage to Newco and its businesses and that, accordingly, Newco shall be entitled, if the circumstances so require, to seek the equitable remedy of specific performance to force AP Biotech to deliver such Initial Customer Information or Semi-Annual Customer Information.

      (e) ASSIGNABILITY; BINDING EFFECT.

      This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns. Neither party may assign any of its rights or obligations hereunder except as may be contemplated hereby or except with the prior written consent of the other party; PROVIDED, HOWEVER that (i) AP Biotech shall be entitled to assign its

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

rights and obligations hereunder without obtaining the prior written consent of Newco to (A) any of its affiliates, or (B) any successor in interest in the event of a merger, a sale of substantially all of its assets, a sale of a majority of its capital stock or a sale of a material portion of its assets (provided that such material portion includes the business and assets of AP Biotech necessary for the performance of this Agreement consistent with past practice) and (ii) Newco shall be entitled to assign its rights and obligations hereunder without obtaining the prior written consent of AP Biotech to (A) any of its affiliates, or (B) any successor in interest in the event of a merger, a sale of substantially all of its assets or a sale of a majority of its capital stock; PROVIDED, HOWEVER, that no assignment by AP Biotech under clause (i)(A) above or by Newco under clause (ii)(A) above shall relieve the assigning party of any of its obligations hereunder. Notwithstanding clause (ii)(B) above, the consent of AP Biotech shall be required for the assignment by Newco of any of its rights or obligations hereunder in the event of a merger with, or a sale of substantially all of its assets or a majority of its capital stock to, any of the companies listed on SCHEDULE 19(e) or any successor in interest thereto.

      (f) ENTIRE AGREEMENT.

      This Agreement, including the Schedules referred to herein, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings in connection therewith.

      (g) EXECUTION IN COUNTERPARTS.

      This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall constitute one (1) and the same document.

      (h) AMENDMENT.

      This Agreement may not be amended except by a writing duly and validly executed by each party hereto.

      (i) SEVERABILITY.

      If any provisions of this Agreement shall be held by any arbitral panel or court of competent authority to be void and unenforceable in whole or in part, this Agreement shall continue to be valid and in full force and effect with respect to the other provisions hereof.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                       AMERSHAM PHARMACIA BIOTECH AB


                                       By: Signature not legible
                                           ---------------------------------
                                       Name:
                                       Title: CEO (acting)


                                       BIOCHROM LIMITED


                                       By: /s/ David Green
                                           ---------------------------------
                                       Name: David Green
                                       Title: President

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                   Schedule 1(a)

                                 NEW CO PRICING

AMINO ACID ANALYSIS PRICING

Main Instruments:

                                                               Price at   New co
Item Number  Description                                       20/11/98    Price
--------------------------------------------------------------------------------

80-2107-03   BIOCHROM 20 SODIUM ECHP 20cm x 4.6mm COLUMN          ***       ***
80-2107-04   BIOCHROM 20 SODIUM ECHR 20cm x 4.6mm COLUMN          ***       ***
80-2107-05   BIOCHROM 20 LITHIUM HP 20cm x 4.6mm COLUMN           ***       ***
80-2107-06   BIOCHROM 20 LITHIUM HR 25cm x 4.6mm COLUMN           ***       ***
80-2107-07   BIOCHROM 20 SODIUM HP 20cm x 4.6mm COLUMN            ***       ***
80-2107-08   BIOCHROM 20 SODIUM HR 20cm x 4.6mm COLUMN            ***       ***
80-2107-09   BIOCHROM 20 POLYAMINE 10cm x 4.6mm COLUMN            ***       ***
80-2108-18   BIOCHROM 20 SODIUM OXHP 20cm x 4.6mm COLUMN S/H      ***       ***
80-2108-19   BIOCHROM 20 SODIUM OXHR 20cm x 4.6mm COLUMN S/H      ***       ***
80-2108-20   BIOCHROM 20 LITHIUM HP 20cm x 4.6mm COLUMN S/H       ***       ***
80-2108-21   BIOCHROM 20 LITHIUM HR 25cm x 4.6mm COLUMN S/H       ***       ***
80-2108-22   BIOCHROM 20 SODIUM HP 20cm x 4.6mm COLUMN S/H        ***       ***
80-2108-23   BIOCHROM 20 SODIUM HR 20cm x 4.6mm COLUMN S/H        ***       ***
80-2108-24   BIOCHROM 20 POLYAMINE 10cm x 4.6mm COLUMN S/H        ***       ***
80-2108-83   BIO 20 LITHIUM HP 20cm FLUORESCENCE SPARK/H          ***       ***
80-2108-93   BIO 20 SODIUM HP 20 cm FLUORESCENCE SPARK/H          ***       ***

Chemicals, Chemical Kits, Packed Columns:

                                                               Price at   New co
Item Number  Description                                       20/11/98    Price
--------------------------------------------------------------------------------

80-2037-56   SODIUM BORATE BUFFER PH10.0 2L                       ***       ***
80-2037-57   SODIUM HYDROXIDE SOLUTION, 1L                        ***       ***
80-2037-62   CALIBRATION STANDARD PHYSIOLOGICAL FLUID             ***       ***
80-2037-67   SODIUM CITRATE BUFFER PH2.2, 2L                      ***       ***
80-2037-68   SODIUM CITRATE BUFFER PH3.2, 2L                      ***       ***
80-2037-69   LITHIUM CITRATE BUFFER PH3.55 2L                     ***       ***
80-2037-71   BORATE BUFFER (FLUORIMETRY) 1L                       ***       ***
80-2037-72   ORTHOPHTHALALDEHYDE (OPA), 2G                        ***       ***
80-2037-74   POLYAMINE BUFFER, 2L                                 ***       ***
80-2037-79   SODIUM CITRATE BUFFER PH2.65, 2L                     ***       ***
80-2037-80   SODIUM CITRATE BUFFER PH3.35, 2L                     ***       ***
80-2037-88   BORATE/CITRATE BUFFER PH8.6, 2L                      ***       ***
80-2037-90   PROTEIN HYDROLYSATE KIT 4150                         ***       ***
80-2037-94   PROTEIN HYDROLYSATE KIT BIO20/4151-II/4151           ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2037-99   FLUORIMETER REAGENT KIT                              ***       ***
60-2038-00   NINHYDRIN REAGENT KIT 4150                           ***       ***
80-2038-04   PHYSIOLOGICAL FLUID KIT 4151                         ***       ***
80-2038-07   NINHYDRIN REAGENT KIT 2L BIO20/4151-II/4151          ***       ***
80-2038-08   SODIUM CITRATE BUFFER PH4.25, 2L                     ***       ***
80-2038-09   SODIUM CITRATE BUFFER PH6.45, 2L                     ***       ***
80-2038-10   LITHIUM CITRATE BUFFER PH2.2, 2L                     ***       ***
80-2038-15   LITHIUM CITRATE BUFFER A 2L                          ***       ***
80-2038-16   LITHIUM CITRATE BUFFER B 2L                          ***       ***
80-2038-17   LITHIUM CITRATE BUFFER C 2L                          ***       ***
80-2038-18   LITHIUM CITRATE BUFFER D 2L                          ***       ***
80-2038-19   LITHIUM CITRATE BUFFER E 2L                          ***       ***
80-2038-20   LITHIUM HYDROXIDE SOLUTION 1L                        ***       ***
80-2038-33   ULTROPAC 8 RESIN, LITHIUM, 7.5G                      ***       ***
80-2038-40   ULTROPAC 1 RESIN, SODIUM, 10G                        ***       ***
80-2038-41   ULTROPAC 1 RESIN, LITHIUM, 10G                       ***       ***
80-2038-42   ULTROPAC 8 RESIN, SODIUM, 1G                         ***       ***
80-2038-43   ULTROPAC 8 RESIN, LITHIUM, 1G                        ***       ***
80-2038-45   ULTROPAC 8 RESIN, SODIUM, 6G                         ***       ***
80-2038-46   ULTROPAC 8 RESIN, LITHIUM, 6G                        ***       ***
80-2087-14   PREWASH COLUMN RESIN 2G BIO20/41561-II               ***       ***
80-2097-18   LITHIUM BUFFER D II FILTERED, 2L                     ***       ***
80-2098-05   PHYSIOLOGICAL FLUID KIT BIO20/4151-II                ***       ***
80-2089-83   LITHIUM CITRATE BUFFER CII 4151-II                   ***       ***
80-2101-42   OXIDISED FEEDSTUFF KIT BIO20/4151-II/4151            ***       ***
80-2104-11   HR LI COLUMN 25X4.6 PEEK                             ***       ***
80-2104-12   HR LI COLUMN 20X4.6 PEEK                             ***       ***
80-2104-13   LI PREWASH COLUMN 10X4.0 PEEK                        ***       ***
80-2104-14   HR NA COLUMN 20X4.6 PEEK                             ***       ***
80-2104-15   HP NA COLUMN 20X4.6 PEEK                             ***       ***
80-2104-16   NA PREWASH COLUMN 10X4.0 PEEK                        ***       ***
80-2104-17   HR NA EEC COLUMN 20X4.6 PEEK                         ***       ***
80-2104-18   HP NA EEC COLUMN 20X4.6 PEEK                         ***       ***
80-2104-19   POLYAMINE COLUMN 10X4.0 PEEK                         ***       ***
80-2104-74   BIOCHROM 20 RESIN LI 1G                              ***       ***
80-2104-75   BIOCHROM 20 RESIN NA 1G                              ***       ***
80-2105-71   HR LI COLUMN 26X4.6 PEEK ALPHA PLUS SERIES I         ***       ***
80-2105-72   HP LI COLUMN 26X4.6 PEEK ALPHA PLUS SERIES I         ***       ***
80-2105-73   HR NA COLUMN 26X4.6 PEEK ALPHA PLUS SERIES I         ***       ***
80-2105-74   HP NA COLUMN 26X4.6 PEEK ALPHA PLUS SERIES I         ***       ***
80-2105-75   HR NA EEC COLUMN 26X4.6 PEEK ALPHA PLUS SERIES I     ***       ***
80-2105-76   HP NA EEC COLUMN 26X4.6 PEEK ALPHA PLUS SERIES I     ***       ***
80-2105-77   POLYAMINE COLUMN 10XS4.0 ALPHA PLUS SERIES I         ***       ***
80-2105-81   HR LI COLUMN 25X4.6 PEEK ALPHA PLUS SERIES II        ***       ***
80-2105-82   HP LI COLUMN 20X4.6 PEEK ALPHA PLUS SERIES II        ***       ***
80-2105-83   HR NA COLUMN 20X4.6 PEEK ALPHA PLUS SERIES II        ***       ***
80-2105-84   HP NA COLUMN 20X4.6 PEEK ALPHA PLUS SERIES II        ***       ***
80-2105-85   HR NA EEC COLUMN 20X4.6 ALPHA PLUS SERIES II         ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2105-86   HP NA EEC COLUMN 20X4.6 ALPHA PLUS SERIES II         ***       ***
80-2105-87   POLYAMINE COLUMN 10X4.0 ALPHA PLUS SERIES II         ***       ***
80-2108-22   ULTROSOLVE 2L                                        ***       ***
80-2109-23   NINHYDRIN POWDER 20G                                 ***       ***
80-2109-24   HYDRINDANTIN 1.6G                                    ***       ***
80-2109-25   NINHYDRIN REAGENT KIT 1L                             ***       ***

Accessories:

                                                               Price at   New co
Item Number  Description                                       20/11/98    Price
--------------------------------------------------------------------------------

80-2104-10   2 CHANNEL RECORDER WHITE (KIPP & ZONEN)              ***       ***
80-2105-25   1 CHROMATOGRAPH 2 DETECT DATA HANDLING SYSTEM        ***       ***
80-2105-26   2 CHROMATOGRAPH 2 DETECT DATA HANDLING SYSTEM        ***       ***
80-2105-27   4 CHROMATOGRAPH 2 DETECT DATA HANDLING SYSTEM        ***       ***
80-2105-33   UPGRADE 1-2/2-2 EZCHROM                              ***       ***
80-2105-34   UPGRADE 1-2/4-2 EZCHROM                              ***       ***
80-2105-35   UPGRADE 1-2/4-4 EZCHROM                              ***       ***
80-2105-36   UPGRADE 2-2/4-2 EZCHROM                              ***       ***
80-2105-37   UPGRADE 2-2/4-4 EZCHROM                              ***       ***
80-2105-38   UPGRADE 4-2/4-4 EZCHROM                              ***       ***
80-2108-40   EMPTY PEEK COLUMN 25X4.6 U/C                         ***       ***
80-2108-41   EMPTY PEEK COLUMN 20X4.6 U/C                         ***       ***
80-2108-42   EMPTY PEEK COLUMN 15X4.6 U/C                         ***       ***
80-2108-43   EMPTY PEEK COLUMN 10X4.0 U/C                         ***       ***
80-2108-44   COLUMN HEAT TRANSFER BLOCK 25cm U/C                  ***       ***
80-2108-45   COLUMN HEAT TRANSFER BLOCK 20cm U/C                  ***       ***
80-2108-46   COLUMN HEAT TRANSFER BLOCK 15cm U/C                  ***       ***
80-2108-47   COLUMN HEAT TRANSFER BLOCK 10cm U/C                  ***       ***
80-2108-52   1 CHROMATOGRAPH 2 DETECT DHS - BCD LICENCE EZCH      ***       ***
80-2108-53   2 CHROMATOGRAPH 2 DETECT DHS - BCD LICENCE EZCH      ***       ***
80-2108-54   4 CHROMATOGRAPH 2 DETECT DHS - BCD LICENCE EZCH      ***       ***
80-2108-57   AUTOSAMPLER UPDATE KIT INC MARATHON WIN 3.1          ***       ***
80-2108-77   EZCHROM SOFTWARE UPDATE TO LATEST VERSION            ***       ***
80-2108-81   AUTOSAMPLER UPDATE KIT MARATHON WIN 3.1              ***       ***
80-2108-88   AUTOSAMPLER UPDATE KIT INC MIDAS WIN 3.1             ***       ***
80-2108-89   AUTOSAMPLER UPDATE KIT EX MIDAS WIN 3.1              ***       ***
80-2109-47   EZCHROM BOARD C/W CABLES                             ***       ***
80-2109-48   EU EZCHROM PCB                                       ***       ***
80-2109-73   AUTOSAMPLER UPDATE KIT INC MIDAS WIN 95              ***       ***
80-2109-74   AUTOSAMPLER UPDATE KIT EX MIDAS WIN 95               ***       ***
80-2110-40   EZCHROM 1xX TO ELITE 1 UPGRADE                       ***       ***
80-2110-41   EZCHROM 2xX TO ELITE 2 UPGRADE                       ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Consumanies and Spare Parts

                                                               Price at   New co
Item Number  Description                                       20/11/98    Price
--------------------------------------------------------------------------------

80-2016-26   SYRINGE ADAPTOR                                      ***       ***
80-2016-44   COMPRESSION SPRING                                   ***       ***
80-2016-45   TAPERED FLOW CELL END CAP                            ***       ***
80-2016-46   FLOW CELL END CAP                                    ***       ***
80-2016-47   FLOWCELL SEAL (PKT OF 2)                             ***       ***
80-2016-49   METAL SCREEN (PKT OF 10)                             ***       ***
80-2016-53   FLOWCELL LOCATING STUD                               ***       ***
80-2016-58   BEAM SPLITTER MOUNTING BRACKET                       ***       ***
80-2016-62   SAMPLE LOADING VALVE ASSEMBLY                        ***       ***
80-2016-68   CAPSULE WHEEL MK II                                  ***       ***
80-2016-77   3 WAY MANIFOLD                                       ***       ***
80-2016-85   REACTION COIL TUBING                                 ***       ***
80-2016-96   COVER                                                ***       ***
80-2017-16   FLOWCELL BODY                                        ***       ***
80-2017-26   MAGNETIC CATCH SPACER                                ***       ***
80-2017-37   NITROGEN RESTRICTOR                                  ***       ***
80-2017-50   PIPE                                                 ***       ***
80-2017-56   COLUMN CLAMP SCREW                                   ***       ***
80-2017-59   COLUMN PELTIER CLAMP BLOCK                           ***       ***
80-2017-71   4 WAY MANIFOLD                                       ***       ***
80-2017-72   COLUMN PELTIER RETAINER                              ***       ***
80-2017-75   CAPSULE SHUTE CLIP                                   ***       ***
80-2017-78   CHUTE SLIDER BUSH                                    ***       ***
80-2018-00   PELTIER CONNECTION PILLAR 4151                       ***       ***
80-2018-29   COIL FLUSHCAP                                        ***       ***
80-2018-30   COIL FLUSH BODY                                      ***       ***
80-2018-31   COIL FLUSH PISTON                                    ***       ***
80-2018-32   RETAINER PLATE                                       ***       ***
80-2018-33   VALVE ADAPTOR FOR N-R VALE                           ***       ***
80-2018-35   BELLOFRAM MODIFIED                                   ***       ***
80-2018-40   NITROGEN MANIFOLD - 4151 MKII                        ***       ***
80-2018-43   COLUMN ADAPTOR                                       ***       ***
80-2018-88   THERMISTOR CLAMP                                     ***       ***
80-2018-89   RAM GUIDE - 4151                                     ***       ***
80-2018-92   CAPSULE BUFFER                                       ***       ***
80-2019-23   CAPOFLEX LOOSE WOOL 500G                             ***       ***
80-2018-25   ROLL PIPE TAPE                                       ***       ***
80-2019-41   PIN SPRING - PKT 10                                  ***       ***
80-2019-80   MAGNETIC CATCH                                       ***       ***
20-2019-92   O RING (PKT OF 5)                                    ***       ***
80-2019-94   O RING VITON (PKT OF 10)                             ***       ***
80-2019-95   MOTOR DRIVE COUPLING                                 ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2019-99   CARD EJECTOR                                         ***       ***
80-2020-20   NITROGEN NON-RETURN VALVE                            ***       ***
80-2020-23   BUFFER SOLENOID VALVE                                ***       ***
80-2020-24   FAN                                                  ***       ***
80-2020-25   PRESSURE REGULATOR                                   ***       ***
80-2020-26   SOLENOID VALVE                                       ***       ***
80-2020-27   PRESSURE SWITCH 5150/100                             ***       ***
80-2020-28   SOLENOID VALVE                                       ***       ***
80-2020-30   FAN                                                  ***       ***
80-2020-31   ADAPTOR TAP                                          ***       ***
80-2020-33   PISTON SEAL REPLACEMENT KIT                          ***       ***
80-2020-34   LENS F25                                             ***       ***
80-2020-38   FLOWCELL WINDOW (PKT OF 2)                           ***       ***
80-2020-39   BAND PASS FILTER 440                                 ***       ***
80-2020-40   FILTER 570NM                                         ***       ***
80-2020-64   FLANGING TOOL 220V                                   ***       ***
80-2020-65   FLANGING TOOL 110V                                   ***       ***
80-2020-70   INSERTION TOOL                                       ***       ***
80-2020-74   3 WAY WHITEY VALVE                                   ***       ***
80-2020-75   CHROMATRONIX COUPLING                                ***       ***
80-2020-76   PTFE TUBE 3.1X1.5MM (PACK 3M)                        ***       ***
80-2020-77   PTFE TUBING 0.7 X 2 MM (PACK 3M)                     ***       ***
80-2020-78   CHROMATRONIX END FITTING                             ***       ***
80-2020-79   SWAGELOK NUT 1/16"                                   ***       ***
80-2020-82   MALE CONNECTOR 1/16"                                 ***       ***
80-2020-84   SWAGELOK FRONT FERRULE 1/4"                          ***       ***
80-2020-85   SWAGELOK BACK FERRULE 1/4"                           ***       ***
80-2020-87   REDUCING UNION 1/16" TO 1/8"                         ***       ***
80-2020-88   TEFLON TUBING 1.8X0.5MM (PACK 3M)                    ***       ***
80-2020-89   PTFE TUBING 1.6X0.3MM (PACK 3M)                      ***       ***
80-2020-91   ELBOW TAPER CONNECTOR                                ***       ***
80-2020-92   TAPER CONNECTOR                                      ***       ***
80-2020-95   TUBING BLUE 5 X 3 MM (PACK 3M)                       ***       ***
80-2020-96   TUBING RED 5 X 3 MM (PACK 3M)                        ***       ***
80-2020-98   CONNECTOR                                            ***       ***
80-2021-00   BEV-A-LINE TUBING (3m)                               ***       ***
80-2021-03   CROSS TUBE FITTING                                   ***       ***
80-2021-04   TEE 1410-5/3-1/8"                                    ***       ***
80-2021-08   LUER ADAPTOR (PACK 2)                                ***       ***
80-2021-12   PIPETTE TIPS (PKT 1000)                              ***       ***
80-2021-19   GILSON PIPETTE 10-100UL                              ***       ***
80-2021-21   100MM GLASS BOTTLE                                   ***       ***
80-2022-23   PQT CET 75W2K20-TURN                                 ***       ***
80-2022-50   TRANSDUCER                                           ***       ***
80-2022-51   CARTRIDGE HEATER 24V                                 ***       ***
80-2022-56   70 DEGREE THERMAL SAFETY SWITCH                      ***       ***
80-2022-57   RELAY 3 POLE                                         ***       ***
80-2022-59   CAPSULE WHEEL MOTOR 24V                              ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2022-64   DIODE                                                ***       ***
80-2022-97   MICROSWITCH - CAPSULE AND RAM                        ***       ***
80-2023-01   SWITCH TO DISPLAY PRESSURE                           ***       ***
80-2023-49   CAPSULE SET NOS. 1-25, 80UL                          ***       ***
80-2023-51   CAPSULE SET NOS. 25-50, 80UL                         ***       ***
80-2023-53   CAPSULE SET NOS. 1-25, 160UL                         ***       ***
80-8023-55   FLOWCELL WASHER (PACK 2)                             ***       ***
80-8023-56   DETECTOR PCB                                         ***       ***
80-2023-57   CAPSULE WHEEL ALIGNMENT PCB                          ***       ***
80-2023-58   CAPSULE SET NOS 25-50, 160UL                         ***       ***
80-2023-63   UNIVERSAL CONTROL PCB                                ***       ***
80-2023-64   SIGNAL LEAD                                          ***       ***
80-2023-65   TRANSFORMER                                          ***       ***
80-2023-67   PHOTOMETER SYSTEM PCB                                ***       ***
80-2023-80   SILICONE OIL 100ML                                   ***       ***
80-2023-82   INTEGRATOR CABLE                                     ***       ***
80-2023-91   COLUMN THERMISTOR ASSY                               ***       ***
80-2023-93   REACTION COIL TERMISTOR                              ***       ***
80-2023-95   PELTIER DRIVE PCB                                    ***       ***
80-2024-05   AUTOLOADER ASSY - 4151                               ***       ***
80-2024-08   FLOWMETER ASSEMBLY                                   ***       ***
80-2024-14   COIL FLUSH ASSEMBLY                                  ***       ***
80-2024-27   RS 232 CONNECTION CABLE FOR PRINTER TO 4151          ***       ***
80-2024-37   INTEGRATOR INTERFACE KIT                             ***       ***
80-2024-47   MOTHERBOARD PCB - 4151                               ***       ***
80-2024-56   PRESSURE REGULATOR 4150/4151                         ***       ***
80-2024-68   REGULATOR LAS 3905                                   ***       ***
80-2026-11   METERING VALVE                                       ***       ***
80-2026-29   TEE NO 2070-1/8"-1/8"                                ***       ***
80-2026-40   100 ML GLASS BOTTLE                                  ***       ***
80-2026-73   IC LM311N                                            ***       ***
80-2026-76   IC OPTO ISOLATOR                                     ***       ***
80-2028-47   PRESSURE GAUGE 0.1 BAR                               ***       ***
80-2030-22   BEAM SPLITTER MIRROR                                 ***       ***
80-2030-45   CAPSULE FOLLOWER                                     ***       ***
80-2030-58   LOOM PCB ASSY                                        ***       ***
80-2032-77   PRESSURE RELIEF VALVE 10 BAR                         ***       ***
80-2041-35   BOTTLE TOP                                           ***       ***
80-2041-96   BUFFER BOTTLE SCREW CAP                              ***       ***
80-2050-20   "O" RNG 008 E.P.                                     ***       ***
80-2051-93   ARMATURE                                             ***       ***
80-2052-09   PRESSURE SWITCH                                      ***       ***
80-2052-10   SEAL KIT FOR CHECK VALVE                             ***       ***
80-2052-12   CHECK VALVE                                          ***       ***
80-2052-13   OUTLET CHECK VALVE HOUSING                           ***       ***
80-2052-14   INLET CHECK VALVE HOUSING                            ***       ***
80-2052-15   PUMP HEAD AND CHECK VALVE                            ***       ***
80-2052-20   24VDC COIL                                           ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2052-22   PLUNGER SEAL KIT                                     ***       ***
80-2052-23   PUMP SEAL                                            ***       ***
80-2052-24   SEAL SUPPORT                                         ***       ***
80-2052-28   VERNIER KNOB                                         ***       ***
80-2052-29   COMPRESSION SPRING                                   ***       ***
80-2052-32   PRESSURE RING                                        ***       ***
80-2053-80   M3 ALLEN KEY                                         ***       ***
80-2053-81   FLANGING TOOL TIP MEDIUM                             ***       ***
80-2053-85   SWAGELOK CONNECTOR 1/8"                              ***       ***
80-2053-97   SWAGELOK NUT 1/8:                                    ***       ***
80-2054-21   PTFE TUBING 1.5X0.6MM (PACK 3M)                      ***       ***
80-2054-23   PTFE TUBING 1.8X0.8MM                                ***       ***
80-2054-65   NIN COLUMN COUPLING                                  ***       ***
80-2054-68   PTFE INSERT FOR REACTION COL                         ***       ***
80-2054-88   FILTER DISC 9 MM (PKT OF 10)                         ***       ***
80-2054-97   TUBING NATURAL 5 X 3 MM                              ***       ***
80-2054-98   TUBING 1/16 X 3/16 (PKT OF 3M)                       ***       ***
80-2062-19   MOTOR BRUSH - PAIR                                   ***       ***
80-2063-37   IC CA3140E                                           ***       ***
80-2063-88   SWITCH - TWO POSITION                                ***       ***
80-2064-82   SHORTING PLUG 12.7 MM                                ***       ***
80-2065-74   PTFE FILTER 6 MM (PKT OF 10)                         ***       ***
80-2066-88   RAM PROBE PIPE ASSY                                  ***       ***
80-2066-94   FILER 440 NM                                         ***       ***
80-2066-95   FILTER ASSY 570 NM                                   ***       ***
80-2067-20   PIPE MIXING TEE 4480                                 ***       ***
80-2067-21   PIPE BACK PRESSURE VALVE 4480                        ***       ***
80-2067-40   DOUBLE EURO-EXTENDER CARD                            ***       ***
80-2067-42   PRESSURE IND/ABSORB SWITCH                           ***       ***
80-2067-78   NITROGEN INLET LINE                                  ***       ***
80-2067-81   REACTION COIL ASSY                                   ***       ***
80-2067-84   REACTION COIL INDICATOR LED                          ***       ***
80-2068-06   PRESSURE RELIEF VALVE                                ***       ***
80-2069-49   CONTROL EPROM IC 102-4151                            ***       ***
80-2069-55   COIL FLUSH VALVE SPARES                              ***       ***
80-2069-58   PIPE KIT                                             ***       ***
80-2069-60   COILED TUBE ASSY                                     ***       ***
80-2069-89   MOD KIT - FLOWMETER 4151                             ***       ***
80-2070-09   TRANSDUCER ASSY 1000 OSI 320MM                       ***       ***
80-2070-11   TRANSDUCER ASSY 1000 PSI                             ***       ***
80-2070-13   PRESSURE TRANSDUCER 1000 PSI                         ***       ***
80-2070-14   PRESSURE TRANSDUCER 2000 PSI                         ***       ***
80-2070-15   PRESSURE TRANSDUCER 1000 PSI                         ***       ***
80-2070-16   PRESSURE TRANSDUCER 1000 PSI                         ***       ***
80-2070-17   TRANSDUCER ASSEMBLY 2000 PSI                         ***       ***
80-2070-18   TRANSDUCER ASSEMBLY 1000 PSI                         ***       ***
80-2070-19   PRESSURE TRANSDUCER                                  ***       ***
80-2071-20   SERVICE KIT FOR 4151                                 ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2072-47   NIN BOTTLE ADAPTOR                                   ***       ***
80-2072-77   PISTON ASSEMBLY                                      ***       ***
80-2073-94   SWAGELOK FRONT FERRULE 1/16"                         ***       ***
80-2073-95   SWAGELOK BACK FERRULE 1/16"                          ***       ***
80-2074-95   PELTIER ELEMENT                                      ***       ***
80-2074-96   RELAY 24V DPCO                                       ***       ***
80-2075-04   9 WAY PLUG                                           ***       ***
80-2075-12   SMALL COUPLING SCREW                                 ***       ***
80-2075-53   440NM BEAM SPLITTER ASSEMBLY                         ***       ***
80-2084-29   TUBE NUT & FERRULE KIT 1/8"                          ***       ***
80-2084-30   TUBE NUT & FERRULE KIT 1/16"                         ***       ***
80-2086-65   2ND INTERFACE PCB - 4151 MK II                       ***       ***
80-2086-89   PROGRAMMER ASSEMBLY - 4151 MK II                     ***       ***
80-2086-90   MODIFIED FRIDGE ASSY - 4151 MK II                    ***       ***
80-2086-93   PUMP ASSEMBLY 4151 MK II                             ***       ***
80-2086-96   COLUMN DOOR ASSEMBLY - 4151 MK II                    ***       ***
80-2086-97   AC OUTPUT PCB - 4151 REPLACES 80-2023-89             ***       ***
80-2087-00   METER PANEL ASSEMBLY - 4151 MK II                    ***       ***
80-2087-01   BUFFER METER ASSY - 4151 MK II                       ***       ***
80-2087-03   PROBE ASSY - 4151 MK II                              ***       ***
80-2087-04   AUTOLOADER ASSY - 4151 MK II                         ***       ***
80-2087-27   FERRULE 1/16" 4151 MK II                             ***       ***
80-2087-28   COMPRESSION SCREW - 4151 MK II                       ***       ***
80-2087-29   BUFFER BOTTLE TOP                                    ***       ***
80-2087-30   ROTOR SEAL -4151 MK II                               ***       ***
80-2079-31   TEFZEL TUBING (PACK 2M) 4151 MK II                   ***       ***
80-2087-39   DRIP TRAY CLIP 4151 MK II                            ***       ***
80-2087-55   NOZZLE - 4151 MK II                                  ***       ***
80-2087-62   A LOADER VALVE + ACTUATOR MK II                      ***       ***
80-2087-65   FLOWMETER 1ML 4151 MK II                             ***       ***
80-2087-71   PUMP PRIMING VALVE-4151 MK II                        ***       ***
80-2088-00   THERMAL FUSE - 4151 & 4151 MK II                     ***       ***
80-2088-12   REACTION COIL MOD KIT                                ***       ***
80-2088-63   BUBBLE TRAP TOP                                      ***       ***
80-2089-00   E.U. SECOND INTERFACE PCP (40 00 4978/80202433)      ***       ***
80-2089-01   E.U. AC OUTPUT PCB (40 00 2853/80202369)             ***       ***
80-2089-02   E.U. UNIVERSAL CONTROL PCB (40 00 2832/80202363)     ***       ***
80-2089-03   E.U. PHOTOMETER PCB (40 00 2847/80202367)            ***       ***
80-2089-75   AUTOLOADER ASSEMBLY - 4151                           ***       ***
80-2097-32   NIN BOTTLE TOP                                       ***       ***
80-2099-28   4151 MK II EPROMIC 102 VERSION 5.3                   ***       ***
80-2099-30   4151 MK II EPROMIC 103 VERSION 5.3                   ***       ***
80-2099-31   4151 MK II EPROMIC 104 VERSION 5.3                   ***       ***
80-2099-32   4151 MK II EPROMIC 106 VERSION 5.3                   ***       ***
80-2100-52   TOOL KIE BIOCHROM 1                                  ***       ***
80-2100-53   COLUMN CLAMP ASSEMBLY                                ***       ***
80-2101-43   SAMPLE LOADING VALVE REPLACEMENT                     ***       ***
80-2101-44   PREWASH COLUMN REPLACEMENT LITHIUM                   ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2101-45   PREWASH COLUMN REPLACEMENT SODIUM                    ***       ***
80-2101-59   MODIFIED MOTOR AUTOLOADER                            ***       ***
80-2101-61   E.U. 2ND I/F PCB 4151 II                             ***       ***
80-2101-62   E.U. A/C O/P PCB 4161 II                             ***       ***
80-2102-05   4151 FRIDGE THERMOSTAT                               ***       ***
80-2102-17   FRIDGE DRIP TRAY KIT                                 ***       ***
80-2102-18   LOOM PCB DRIP GUARD                                  ***       ***
80-2103-11   NAVIGATOR SOFTWARE KIT                               ***       ***
80-2103-12   NAVIGATOR UNIVERSAL CONTROL PCB                      ***       ***
80-2103-80   SIGNAL & SOR CABLE FOR AAA DATA HANDLING SYSTEM      ***       ***
80-2103-81   SIGNAL & SOR CABLE HFLC DATA HANDLING SYSTEM         ***       ***
80-2104-23   PROBE ASSEMBLY                                       ***       ***
80-2104-24   FLOWCELL ASSEMBLY                                    ***       ***
80-2104-25   PRESSURE RELIEF VALVE ASSEMBLY PHOTOMETER            ***       ***
80-2104-26   PEEK UNION                                           ***       ***
80-2104-27   DURAN BOTTLE (NIN) 2000ml                            ***       ***
80-2104-28   MANUAL INSTRUCTION BIO20 IDENT INC S/W WIN 3.1       ***       ***
80-2104-29   CAPSULE SET OF 5                                     ***       ***
80-2104-30   COLUMN PACKING RESERVIOR                             ***       ***
80-2104-31   MODIFIED FINGERTIGHT FITTING                         ***       ***
80-2104-32   AC OUTPUT PCB ASSEMBLY                               ***       ***
80-2104-33   MOTHERBOARD PCB ASSEMBLY                             ***       ***
80-2104-35   COLUMN HEAT TRANSFER BLOCK 25cm                      ***       ***
80-2104-36   COLUMN HEAT TRANSFER BLOCK 16cm                      ***       ***
80-2104-38   COLUMN HEAT TRANSFER BLOCK 20cm                      ***       ***
80-2104-39   MODIFIED FRIDGE 240V                                 ***       ***
80-2104-42   MODIFIED BOTTLE CAP                                  ***       ***
80-2104-43   PROBE AND FERRULE KIT                                ***       ***
80-2104-44   FLOWCELL WINDOW KIT                                  ***       ***
80-2104-45   FINGERTIGHT PEEK FITTING PACK OF 5                   ***       ***
80-2104-46   DOUBLE FERRULE PEEK PACK OF 2                        ***       ***
80-2104-47   TEE PEEK HIGH PRESSURE                               ***       ***
80-2104-48   PEEK COLUMN FRIT (PKT 6)                             ***       ***
80-2104-49   PEEK TUBING 1/16"X 5mm 6 METRE LENGTH                ***       ***
80-2104-50   PEEK TUBING 1/16"X 0.5mm 6 METRE LENGTH              ***       ***
80-2104-51   TEFLON PACKING SEAL PACK OF 10                       ***       ***
80-2104-52   1/16 FLANGELESS FITTING KIT (PACK OF 5)              ***       ***
80-2104-53   1/8" FLANGELESS FITTING KIT (PACK OF 5)              ***       ***
80-2104-62   AUTOLOADER VALVE                                     ***       ***
80-2104-64   SYRINGELESS FILTER UNIT 0.45UM PKT 10                ***       ***
80-2104-69   CAPSULE CHUTE WINDOW                                 ***       ***
80-2104-70   BIQ 20 EPROM 1C127 V1.1                              ***       ***
80-2104-80   NINHYDRIN FILER CARTRIDGE                            ***       ***
80-2104-82   BUFFER PUMP FILTER                                   ***       ***
80-2104-84   1 YEAR SPARES KIT BIO 20                             ***       ***
80-2104-85   2 YEAR SPARES KIT BIO 20                             ***       ***
80-2104-86   BUFFER FILTER CARTRIDGE                              ***       ***
80-2104-87   TACHOMETER INTERFACE PCB ASSEMBLY                    ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2104-88   TRANSDUCER PCB ASSEMBLY                              ***       ***
80-2104-89   SERVICE MANUAL BIO 20                                ***       ***
80-2104-93   EPROM IC127V1.2 4152 PL                              ***       ***
80-2105-00   PEEK CONE UPDATE KIT FOR ALPHA PLUS                  ***       ***
80-2105-01   PEEK COLUMN UPDATE KIT FOR ALPHA PLUS                ***       ***
80-2105-28   AUTOSAMPLER VIAL READER EZCHROM                      ***       ***
80-2105-29   BINARY PUMP CNTRL SINGLE EZCHROM                     ***       ***
80-2105-30   BINARY PUMP CNTRL MULT EZCHROM                       ***       ***
80-2105-32   OPERATOR MANUAL EZCHROM                              ***       ***
80-2105-46   SIGNAL CABLE ASSY AAA-EZCHROM                        ***       ***
80-2105-53   TEFZEL TUBING (PACK 5M)                              ***       ***
80-2105-58   PRESSURE REGULATORY KIT 0-10 BAR                     ***       ***
80-2105-66   FERRULE 1/4" PTFE                                    ***       ***
80-2105-67   EZCHROM REPROCESSING S/W DONGLE SOFTWARE & M         ***       ***
80-2105-70   BURETTE ASSY                                         ***       ***
80-2106-41   REFURBISHED AUTOLOADER VALVE WET END                 ***       ***
80-2106-59   E.U. ALPHA DETECTOR PCB ONLY SENT FROM SWEDEN        ***       ***
80-2106-72   E..U. 4151-2 NAVIGATOR PCB ONLY SENT FROM SWEDEN     ***       ***
80-2106-73   E.U. BIO20 A/C O/P PCB ONLY SENT FROM SWEDEN         ***       ***
80-2107-15   CAPSULE SHUTE UPDATE KIT                             ***       ***
80-2107-20   BIOCHROM 20 SHORTFORM INSTRUCTIONS A/LOADER          ***       ***
80-2107-56   PEEK COLUMN END FITTING                              ***       ***
80-2107-57   TUNGSTEN LAMP FOR AAA                                ***       ***
80-2107-96   CAPSULE SHUTE (PLASTIC)                              ***       ***
80-2107-97   COIL FLUSH NON-RETURN VALVES - REPLACEMENT KIT       ***       ***
80-2107-99   EPROM V2 O (4152 S/H) IC127                          ***       ***
80-2108-30   COLUMN PACKING RESERVIOR UPCHURCH                    ***       ***
80-2108-32   COIL FLUSH ASSY                                      ***       ***
80-2108-33   COIL FLUSH DIAPHRAGM X2                              ***       ***
80-2108-34   SOLENOID VALVE SINGLE AUTOLOADER                     ***       ***
80-2108-35   SOLENOID VALVE DOUBLE AUTOLOADER                     ***       ***
80-2108-36   ANTI SURGE THERMISTOR KIT                            ***       ***
80-2108-37   EPROM V1.0 (4152) IC2 CAPSULE IDENT                  ***       ***
80-2108-39   EPROM V3.0 (4152) IC127                              ***       ***
80-2108-48   PHARMACIA COLUMN COUPLER                             ***       ***
80-2108-49   COLUMN END FITTING C/W 2 MICRON FRIT (6 PACK)        ***       ***
80-2108-50   PACKING SEAL U/C PACK OF 10                          ***       ***
80-2108-51   CAPSULE IDENT PCB                                    ***       ***
80-2108-55   CAPSULE HOLDER                                       ***       ***
80-2108-56   CAPSULE IDENT UPDATE KIT                             ***       ***
80-2108-65   COIL FLUSH NON RETURN VALVE                          ***       ***
80-2108-66   E.U. OPTO HOLDER ASSY                                ***       ***
80-2108-73   BUFFER PUMP ASSEMBLY                                 ***       ***
80-2108-74   NINHYDRIN PUMP ASSEMBLY                              ***       ***
80-2108-75   UNIVERSAL CONTROL PCB BIOCHROM 20                    ***       ***
80-2108-84   BIO 20 PELTIER DRIVE PCB                             ***       ***
80-2108-85   TEE ASSY LOW PRESSURE                                ***       ***
80-2108-86   CROSS ASSY LOW PRESSURE                              ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2108-87   FLANGELESS NUT TOOL                                  ***       ***
80-2108-90   NIN PRESS RELIEF VALVE                               ***       ***
80-2108-98   LOW PRESSURE MANIFOLD UPDATE KIT                     ***       ***
80-2108-99   SET OF SEALED PELTIER ELEMENTS                       ***       ***
80-2109-16   TACHOMETER INTERFACE PCB ASSY BIOCHROM 20            ***       ***
80-2109-17   PUMP MOTOR INC PCB ALPHA PLUS & BIOCHROM 20          ***       ***
80-2109-18   PUMP MOTOR BIOCHROM 20                               ***       ***
80-2109-21   BUFFER PUMP FILTER ALPHA PLUS                        ***       ***
80-2109-27   COIL FLUSH NITROGEN SOLENOID VALVE                   ***       ***
80-2109-28   CALIBRATION CAPSULE SET                              ***       ***
80-2109-30   BIOCHROM 20 SHORTFORM INSTRUCTIONS A/S WIN 3.1       ***       ***
80-2109-31   MANUAL INSTRUCTION BIO20 S/H INC S/W WIN 3.1         ***       ***
80-2109-32   AUTOLOADER RAM NITROGEN SOLENOID VALVE               ***       ***
80-2109-52   BUFFER PUMP HEAD AND CHECK VALVES ASSY               ***       ***
80-2109-53   AUTOSAMPLER S/W UPDATE KIT                           ***       ***
80-2109-75   MANUAL INSTRUCTION BIO20 A/L INC S/W FOR WIN 95      ***       ***
80-2109-76   MANUAL INSTRUCTION BIO20 A/S INC S/W FOR WIN 95      ***       ***
80-2109-89   LINK ARM ASSY - PUMP                                 ***       ***
80-2109-90   PISTON FOLLOWER ASSY - PUMP                          ***       ***
80-2109-91   1YR SPARES KIT BIO20 A/S                             ***       ***
80-2109-92   2YR SPARES KIT BIO20 A/S                             ***       ***
80-2109-93   SAMPLE NEEDLE MIDAS                                  ***       ***
80-2110-10   REFURBISHED PUMP MECHANICAL ASSY                     ***       ***
80-2110-22   BUFFER PUMP HEAD WITHOUT FITTINGS                    ***       ***
80-2110-23   NIN PUMP HEAD WITHOUT FITTINGS                       ***       ***
80-2110-24   CAPSULE SET D01-D50 FOR CAPSULE IDENT. SYSTEM        ***       ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

RDP transfer prices - Blochrom Spectrophotometers, 1998 and 1999   Schedule 1(b)

                                                      RDP EUR/INT.     RDP EUR./INT
                                                         1998          1999 (Newco)

                                                     Transfer Price   Transfer Price
Part Number   Description (Main instruments)              GBP              GBP
80-2088-64    Novaspec II                                 ***              ***

80-2103-98    GeneQuant                                   ***              ***
80-2105-98    GeneQuant II                                ***              ***
8021-0-98     GeneQuant pro                               ***              ***

80-2109-10    Ultrospec 1000                              ***              ***
80-2198-00    Ultrospec 1000E                             ***              ***

80-2106-00    Ultrospec 2000                              ***              ***
80-2106-20    Ultrospec 3000                              ***              ***
80-2108-00    Ultrospec 4000                              ***              ***

                                                      RDP EUR/INT.     RDP EUR./INT
                                                         1998          1999 (Newco)

              Description (Accessories, Spares       Transfer Price   Transfer Price
Part Number   and Consumables)                            GBP              GBP
Product Line 4001.cells

80-2106-85    SET OF CELL SPACERS                         ***              ***
80-2004-53    DISPCUVETTE, UV AND VIS METHACRYLATE
                (PKT 100)                                 ***              ***
80-2080-60    10MM FLOWCELL AUTOFILL II/III/PLUS/4060     ***              ***
80-2001-97    CASE FOR 6" 10MM CELLS                      ***              ***
80-2002-50    10MM TDS FLOWCELL AND MOUNT                 ***              ***
80-2002-51    1MM PATHLENGTH TDS FLOWCELL                 ***              ***
80-2002-54    1MM CELL TYPE O UV SILICA                   ***              ***
80-2002-57    5MM CELL TYPE O UV SILICA                   ***              ***
80-2002-58    10MM CELL TYPE O UV SILICA                  ***              ***
80-2002-63    50MM CELL TYPE O UV SILICA                  ***              ***
80-2002-70    10MM CELL TYPE I UV SILICA                  ***              ***
80-2002-77    10MM CELL TYPE 4 UV SILICA                  ***              ***
80-2002-81    10MM CELL TYPE 5 UV SILICA                  ***              ***
80-2002-95    10MM CELL TYPE 8 UV SILICA                  ***              ***
80-2002-99    10MM CELL TYPE 9 UV SILICA                  ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2003-05    10MM CELL TYPE 10 UV SILICA                 ***              ***
80-2003-09    10MM CELL TYPE 11 UV SILICA                 ***              ***
80-2003-12    100MM CELL TYPE 12 UV SILICA                ***              ***
80-2003-13    40MM FUNNEL FLOWCELL                        ***              ***
80-2003-14    50MM FUNNEL FLOWCELL                        ***              ***
80-2003-15    1MM STANDARD CELL - TDS                     ***              ***
80-2003-83    1MM CELL TYPE O GLASS                       ***              ***
80-2003-85    5MM CELL TYPE O GLASS                       ***              ***
80-2003-87    10MM CELL TYPE O GLASS                      ***              ***
80-2003-93    50MM CELL TYPE O GLASS                      ***              ***
80-2003-98    10MM CELL TYPE I GLASS                      ***              ***
80-2004-15    10MM CELL TYPE 4 GLASS                      ***              ***
80-2004-41    10MM CELL TYPE 10 GLASS                     ***              ***
80-2004-45    10MM CELL TYPE 11 GLASS                     ***              ***
80-2004-49    TALL SERIES RECTANGULAR CELL                ***              ***
80-2004-50    TEST TUBE GLASS 12MM PACK OF 10             ***              ***
80-2004-51    TEST TUBE GLASS 24MM PACK OF 10             ***              ***
80-2076-38    10MM SQ MICRO I UV SILICA CELL              ***              ***
80-2079-60    FUNNEL FLOWCELL NOVA SPEC II                ***              ***
80-2099-89    2 MTCHD CELL STD REC. LID UVS 10MMP         ***              ***
80-2099-91    6 MTCHD CELL STD REC LID UVS 10MMP          ***              ***
80-2099-97    6 MTCHD CELL STD REC LID GLS 10MMP          ***              ***
80-2100-13    2 MTCHD CELL S/MICRO LID UVS 10MMP          ***              ***
80-2100-15    6 MTCHD CELL S/MICRO LID UVS 10MMP          ***              ***
80-2100-22    2 MTCHD CELL S/MICRO STP UVS 10MMP          ***              ***
80-2100-25    2 MTCHD CELL MICRO LID UVS 10MM PL          ***              ***
80-2100-27    6 MTCHD CELL MICRO LID UVS 10MM PL          ***              ***
80-2103-68    ULTRA MICRO VOLUME CEL
                (5-7 UL WORKING VOLUME)                   ***              ***
80-2103-69    MICRO VOLUME CELL (70 UL WORKING VOLUME)    ***              ***
80-2104-66    HELIX CAPILLARY CELL -
                100 QUARTZ CAPILLARIES                    ***              ***
80-2104-67    SPARE QUARTZ CAPILLARIES (100)              ***              ***
80-3004-65    10MM STANDARD CELL TDS                      ***              ***
80-2004-67    1MM TDS FLOWCELL AND MOUNT                  ***              ***
80-2108-12    TDS FLOWCELL 10MM P/L                       ***              ***
80-2108-13    TDS FLOWCELL 1MM P/L                        ***              ***

Product line, 4010, accessories

80-2109-01    TEMPERATURE CONTROLLER                      ***              ***
80-2109-02    SERIAL INTERFACE ADAPOR LEAD                ***              ***
80-2109-03    CHART RECORDER LEAD                         ***              ***
80-2109-04    2 POSITION MANUAL CELL CHANGER              ***              ***
80-2109-05    50MM PATHLENGTH CELL HOLDER                 ***              ***
80-2109-06    WATER HEATED CELL HOLDER U100               ***              ***
80-2109-08    FITTING KIT FOR EXTERNAL SAMPLE DELIVERY    ***              ***
80-2109-09    SPARE SINGLE CELL HOLDER                    ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2109-13    DUST COVER                                  ***              ***
80-2109-33    TEST TUBE HOLDER U1000                      ***              ***
80-2109-07    ELECTRICALLY HEATED CELL HOLDER U1000       ***              ***
80-2109-12    USER MANUAL FOR ULTROSPEC 1000              ***              ***
80-2109-34    COMBINED SERIAL/CHART INTERFACE (U1000)     ***              ***
80-2109-45    DEMONSTRATION KIT USER MANUAL               ***              ***
80-2108-63    BASIC UV/VIS SPECTRO BOOKLET                ***              ***
80-2108-72    UV/VISIBLEWALL POSTER                       ***              ***

80-2109-11    DEUTERIUM LAMP ASSY 4010                    ***              ***

Product line, 4010, spares

80-2109-36    POWER SUPPLY ASSY U1000                     ***              ***
80-2109-37    MAIN PCB ASSY U1000                         ***              ***
80-2109-38    PHOTOMETER PCB ASSY 4010                    ***              ***
80-2109-39    LAMP-SELECT MOTOR 4010                      ***              ***
80-2109-40    FILTER MOTOR ASSY 4010                      ***              ***
80-2109-41    FILTER QUADRANT 4010                        ***              ***
80-2109-44    FAN 4010 SERIES                             ***              ***
80-2109-42    KEY BD/DISPLAY ASSY U1000                   ***              ***
80-2108-67    ULTROSPEC 1000 SERVICE MANUAL               ***              ***
80-2109-51    EPROM VI-4 (4010) IC102                     ***              ***
80-2109-46    CONTROLLER IC3 V1.0 (4020)                  ***              ***

Product line 4040. Novaspec 11. Accessories

80-2001-10    TEST TUBE COVER (100MM) NOVASPECT II        ***              ***
80-2103-70    NOVASPEC II USER MANUAL (PHARMACIA)         ***              ***
80-2104-65    NOVASPEC FUNNEL F/CELL COVER ASSEMBLY       ***              ***
80-2105-19    5MM CELL HOLDER FOR NOVASPEC II             ***              ***
80-2107-28    NOVASCAN SOFTWARE FOR WINDOWS               ***              ***
80-2001-11    SPECTRAL LIGHT PIPE NOVASPEC I              ***              ***
80-2077-57    MULTI-SIZE SAMPLE HOLDER NOVASPEC II        ***              ***
80-2078-89    SPECTRAL LIGHT PIPE NOVASPEC II             ***              ***
80-2079-61    10MM FUNNEL FLOWCELL VENTURI-NOVASPEC II    ***              ***
80-3089-80    16MM TEST TUBE HOLDER NOVASPEC II           ***              ***
80-2094-88    FUNNEL FLOWCELL HOLDER S/A                  ***              ***
80-2095-03    WATER HEATED CELL HOLDER NOVASPEC II        ***              ***
80-2005-94    TEST TUBE/CUVETTE HOLDER NOVASPEC I         ***              ***
80-2103-16    RS 232C LEAD, SPECTRO TO EPSON P40 PRINTER  ***              ***

Product line 4040. Novaspec II. Spares

80-2107-26    FUSE KIT NOVASPEC II                        ***              ***
80-2075-02    CONNECTOR 25 WAY D TYPE FEMALE SOCKET       ***              ***
80-2077-48    GRATING ASSY.                               ***              ***
80-2077-51    4040 FILTER WHEEL & MOTOR ASSEMBLY          ***              ***
80-2077-52    FILTER WHEEL S/A-4040                       ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2077-56    MOUNTING BLOCK SUB ASSY 4040                ***              ***
80-2077-68    PHOTOMETER PCB                              ***              ***
80-2077-71    FILTER WHEEL MOTOR S/A 4040                 ***              ***
80-2077-73    4040 GRATING MOTOR ASSEMBLY                 ***              ***
80-2077-82    LAMPHOLDER MOUNTING BLOCK-4040              ***              ***
80-2078-03    FILTER 10 DIA 1 THK                         ***              ***
80-2078-04    FILTER 10 DIA 1 THK                         ***              ***
80-2078-23    FUSE CARRIER (DOUBLE)                       ***              ***
80-2078-70    4040 LAMP HOLDER                            ***              ***
80-2086-52    SPINDLE                                     ***              ***
80-2086-53    SPRING - 4040                               ***              ***
80-2099-96    4040 + DIA MEMBRANE KEYBOARD                ***              ***
80-2099-27    SAMPLE COVER S/A                            ***              ***
80-2101-32    DISPLAY WINDOW 4040                         ***              ***
80-2101-57    CONTROL EPROM V1.2 DIA PL                   ***              ***
80-2104-54    COLLIMATING MIRROR                          ***              ***
80-2107-34    MAIN PCB 4040 (CE)                          ***              ***
80-2107-35    TRANSFORMER 4040 (CE)                       ***              ***
80-2107-36    MAINS INLET (CE)                            ***              ***
80-2108-79    SEIKO DPU-414 SERIAL PRINTER                ***              ***

80-2063-23    IC SN74LSOON                                ***              ***

80-2080-53    CELL SPRING CLIP NOVASPEC II                ***              ***
80-2086-68    SERVICE MANUAL - 4040                       ***              ***
80-2088-93    E.U. (40004563/80200597)                    ***              ***
80-2088-94    E.U. (40007042/80207768)                    ***              ***
80-2106-40    NOVASPEC CLINICAL EPROM V1.0 (4040)         ***              ***
80-3107-98    EPROM V2.0 (4040) IC 100                    ***              ***

Product line 4050, Ultrospec II/III, accessories

80-2084-58    RS232C SERIAL INTERFACE LEAD -
                SPECTROPHOTOMETER                         ***              ***
80-2100-98    SERIAL TO DIN PRINTER LEAD                  ***              ***
80-2015-09    CORROSIVE FUME TRAP FOR FUNNEL FLOWCELL     ***              ***
80-2071-87    EPSON-IBM PARALLEL INTERFACE LEAD           ***              ***
80-2099-67    SIX POSN CELL CHANGER ULTROSPEC III         ***              ***
80-2099-71    TURRET THUMB SCREW (ULTROSPEC III)          ***              ***
80-2001-84    HPLC CELL HOLDER AND FLOWCELL               ***              ***
80-3001-85    CYLINDRICAL CELL HOLDER                     ***              ***
80-2001-86    10MM SINGLE CELL HOLDER                     ***              ***
80-2001-87    50MM SINGLE CELL HOLDER                     ***              ***
80-2001-89    ACCESSORY BASE PLATE                        ***              ***
80-2001-90    WATER HEATED SINGLE CELL HOLDER             ***              ***
80-2002-03    FOUR CELL HOLDER LONG PATHLENGTH            ***              ***
80-2102-13    TUBE RESTRAINER ASSEMBLY WATER
                HTD CELL CHANGER                          ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2103-46    ULTROSPEC III MANUAL A5                     ***              ***
80-2103-18    ELECTRICAL VACUUM PUMP ACCESSORY KIT        ***              ***
80-2105-47    RS232CI/F CABLE M/F 25 INST TO 9 COMP       ***              ***
80-2007-13    TDS 8 POSITION, 1MM 6 FLOWCELL, 2 STOPPERED ***              ***
80-2007-16    TDS 8 POSITION 10MM 6 FLOWCELL, 2 STOPPERED ***              ***
80-2010-14    6 POSITION WATER HEATED TURRET              ***              ***
80-2070-57    TDS 8 POSITION 1MM 8 FLOWCELLS              ***              ***
80-2070-60    TDS 8 POSITION 10MM 8 FLOWCELLS             ***              ***
80-2076-34    MICROVOLUME CELL HOLDER                     ***              ***
80-2091-86    25MM TEST TUBE HOLDER                       ***              ***
80-2091-88    9-16MM TEST TUBE HOLDER                     ***              ***
80-2091-61    VENTURI FUNNEL FLOWCELL, 10MM               ***              ***
80-2093-74    TDS SOFTWARE 3.5 DISC                       ***              ***
80-2100-88    APPLICATIONS SOFTWARE MS WINDOWS
                ULTROSPEC III                             ***              ***
80-2103-88    ULTRA MICROVOLUME (SUL) CELL HOLDER         ***              ***
80-2100-58    DEUTERIUM LAMP AND MOUNT ASSEMBLY,
                VERSION 2                                 ***              ***
80-2102-70    FLOWCELL AND TUBING KIT AUTOFILL III/SIPPER ***              ***
80-2102-71    PUMP TUBING KIT AUTOFILL III/SIPPER         ***              ***
80-2007-06    TUBING KIT (TDS)                            ***              ***

Product line 4050, Ultrospec II/III, spares

80-2000-64    INTERCONNECTION LEAD                        ***              ***
80-2005-85    LAMP HOLDER - 4040/4040                     ***              ***
80-2022-94    TUNGSTEN LAMP 20W 12V                       ***              ***
80-2062-93    REFLECTIVE OPTOSWITCH                       ***              ***
80-2073-65    NUT M2 (PKT 10)                             ***              ***
80-2000-65    INTERCONNECTION LEAD AUX                    ***              ***
80-2062-50    LIGHT EMITTING DIODE                        ***              ***
80-2063-99    VOLTAGE SELECTOR                            ***              ***
80-2075-54    EPROM - 4050 V3.2 SUPPORT TIL END OF 2001   ***              ***
80-2075-55    EPROM - 4051 V3.2 SUPPORT TIL END OF 2001   ***              ***
80-2075-56    PROGRAM EPROM 4052 V3.2 SUPPORT TIL END
                OF 2001                                   ***              ***
80-2075-57    CONTROL EPROM IC23 4037 SUPPORT TIL END
                OF 2001                                   ***              ***
80-2075-59    EPROM IC23 V.6.2 4057 SUPPORT TIL END
                OF 2001                                   ***              ***
80-2099-65    EPROM IC3 4070 II/III V3 SUPPORT TIL END
                OF 2001                                   ***              ***
80-2007-39    TDS PUMP CONTROL CABLE ASSEMBLY             ***              ***
80-2068-56    SET OF N/D CALIBRATION FILTERS              ***              ***
80-2069-63    CELL TURRET UPDATE KIT SUPPORT TIL EN
                OF 2001                                   ***              ***
80-2098-54    TOP COVER ASSY - SPARES AUTOFILL III        ***              ***
80-2098-99    SERVICE MANUAL - 4050 ULTROSPEC III         ***              ***
80-2108-94    EPROM V2.0 (4058)                           ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Product line 4054. Ultrospec Plus, accessories

80-2087-82    9-16MM TEST TUBE HOLDER ULTROSPEC PLUS      ***              ***
80-2104-95    AUTOSAMPLER INTERFACE KIT (4054)            ***              ***
80-2010-76    AUTOFIL PLUS                                ***              ***

Product line 4054, Ultrospec Plus, spares

80-3105-11    EPROM V2.5 (4054) CIII SUPPORT TIL END
                OF 2001                                   ***              ***

80-2086-67    SERVICE MANUAL - 4054                       ***              ***
80-2107-49    SEIKO PRINTER (4054) REPLACED BY
                80-2108-79                                ***              ***
80-2108-95    EPROM (ICI 110) V2.6 4054 SUPPORT TO END
                OF 2001                                   ***              ***

Product line 4060, Biochrom 4060, accessories

80-2103-46    MULTIPURPOSE CELL HOLDER                    ***              ***
80-2103-47    SIPPER ACCESSORY                            ***              ***
80-2103-48    FELTIER HTD CELL HOLDER SINGLE              ***              ***
80-2103-49    SINGLE CELL HOLDER WATER HEATED             ***              ***
80-2103-50    MICROVOLUME CELL HOLDER                     ***              ***
80-2103-51    SEVEN CELL CHANGER                          ***              ***
80-2103-52    SEVEN CELL CHANGER (WM) WATER HEATED        ***              ***
80-2103-66    SEVEN CELL CHANGER BASE PLATE               ***              ***
80-2103-67    HPLC FLOWCELL/HOLDER                        ***              ***
80-2103-82    ACCESSORY BASEPLATE                         ***              ***
80-2105-41    CELL COMPARTMENT COVER FOR BIOCHROM 4060    ***              ***
80-2105-52    7 POSITION FELTIER CELL CHANGER             ***              ***
80-2105-94    TM PROGRAMMABLE FELTIER CELL HOLDER
                AND SOFTWARE                              ***              ***
80-2106-58    BIOCHROM 4060 USER MANUAL                   ***              ***
80-2103-29    DEUTERIUM LAMP & COLLAR                     ***              ***

Product line 4060, Boichrom 4060, spares

80-2103-20    GRATING MOTOR S/A                           ***              ***
80-2103-22    LAMP SELECT MIRROR ASSY                     ***              ***
80-2103-23    CONTROL MOTOR ASSY LAMP SELECT
                & DARK FLAG                               ***              ***
80-2103-24    TUNGSTEN LAMP SOCKET                        ***              ***
80-2103-25    F/W AND MOTOR ASSY                          ***              ***
80-2103-26    FILTER WHEEL MOTOR                          ***              ***
80-2103-28    PHOTOMULTIPLIER TUBE                        ***              ***
80-2103-30    PMT CONTROL PCB ASSY                        ***              ***
80-2103-32    POWER SUPPLY PCB ASSY                       ***              ***
80-2103-33    TRANSFORMER ASSY                            ***              ***
80-2103-36    RING SNAP                                   ***              ***
80-2103-40    FAN ASSY                                    ***              ***
80-2103-42    TENSATOR SPRING                             ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2103-43    POWER-ON INDICATOR ASSY                     ***              ***
80-2104-83    TUBING RESTRAINER 4060 WATER HTD
                CELL CHANGER                              ***              ***
80-2107-23    MAIN PCB (4060) VER 2                       ***              ***
80-2103-63    BIOCHROM 4060 SERVICE MANUAL                ***              ***
80-2103-83    FILTER FLAG & MOTOR ASSY                    ***              ***
80-2103-84    FILTER FLAG ASSY                            ***              ***
80-2105-57    BIOCHROM 4060 DUST COVER                    ***              ***
80-2106-67    EPROM V1.4 (4060) IC404                     ***              ***
80-2106-68    EPROM V1.4 (4060) IC405                     ***              ***
80-2107-24    EPROM V2.00 4060 IC404                      ***              ***
80-2107-25    EPROM V2.00 4060 IC405                      ***              ***

Product line 4080 / 4081. GeneQuant and GeneQuant ii, spares and accessories

80-2105-20    GENEQUANT USER MANUAL                       ***              ***

80-2105-56    DEUTERIUM LAMP GENEQUANT                    ***              ***
80-2105-09    4080 PRINTER CABLE                          ***              ***

80-2104-57    MAIN PCB 4080                               ***              ***
80-2104-59    OPTICAL UNIT 4080                           ***              ***
80-2104-60    TOP COVER ASSEMBLY 4080                     ***              ***
80-2104-61    EPROM 4080 V1.5                             ***              ***
80-2105-18    GENEQUANT DUST COVER                        ***              ***
80-2105-44    EPROM V2.2 (4080p) IC106                    ***              ***
80-2105-64    SIDE ARM SPRING CLIP FOR GENEQUANT          ***              ***
80-2106-21    KEYBOARD - GENEQUANT                        ***              ***
80-2106-23    DISPLAY - GENEQUANT                         ***              ***
80-2107-37    TRANSFORMER/REAR PANEL 4080 (CE)            ***              ***

80-2107-33    MOQ FILTER SET (MEDELCO) FOR GENEQUANT      ***              ***

80-2105-58    CENEQUANT II USER MANUAL                    ***              ***

80-2106-27    KEYBOARD - GENEQUANT II                     ***              ***
80-2106-32    EPROM 4081 v 1.0                            ***              ***

Product line 4090, Ultrospec 2000, accessories

80-2105-49    TEMPERATURE CONTROL UNIT                    ***              ***
80-2105-88    SWIFT-SCAN SOFTWARE                         ***              ***
80-2105-89    SWIFT-KIN SOFTWARE                          ***              ***
80-2105-90    SWIFT-TIME SOFTWARE                         ***              ***
80-2105-91    SWIFT-QUANT SOFTWARE                        ***              ***
80-2105-92    SWIFT-MULTI SOFTWARE                        ***              ***
80-2105-93    SWIFT-FRAC SOFTWARE                         ***              ***
80-2105-97    RS232C1/F CABLE M/F 9 INST TO 9 COMP        ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2106-01    4 POSITION CELL HOLDER                      ***              ***
80-2106-02    6 POSITION CELL CHANGER                     ***              ***
80-2106-03    6 POSITION WATER HEATED CELL CHANGER        ***              ***
80-2106-04    6 POSITION FELTIER HEATED CELL CHANGER      ***              ***
80-2106-05    10MM SINGLE CELL HOLDER                     ***              ***
80-2106-06    ULTRAMICROVOLUME CELL HOLDER, 2 AXIS
                ADJUST                                    ***              ***
80-2106-07    50MM SINGLE CELL HOLDER                     ***              ***
80-2106-08    WATER HEATED SINGLE CELL HOLDER             ***              ***
80-2106-09    MICROVOLUME CELL HOLDER (50 UL)             ***              ***
80-2106-10    CYLINDRICAL CELL HOLDER                     ***              ***
80-2106-11    HPLC CELL HOLDER AND FLOWCELL               ***              ***
80-2106-12    10MM ELECTRICALLY HEATED CELL HOLDER        ***              ***
80-2106-13    10MM FELTIER HEATED CELL HOLDER             ***              ***
80-2106-14    TM PROGRAMMABLE HEATED CELL HOLDER
                AND SOFTWARE                              ***              ***
80-2106-15    SIPPER                                      ***              ***
80-2106-19    DUST COVER 4090                             ***              ***
80-2106-24    ULTROSPEC 2000 USER MANUAL                  ***              ***
80-2106-26    SWIFT-LAB SOFTWARE                          ***              ***
80-2106-31    SWIFT-METHOD SOFTWARE                       ***              ***
80-2106-51    RS232C UF CABLE M/F 9 INST TO 25 COMP       ***              ***
80-2106-59    SWIFT SOFTWARE USER MANUAL                  ***              ***
80-2106-60    PRINTER STAND                               ***              ***

80-2104-96    AUTOSAMPLER INTERFACE KIT
                (2000/3000/4000)                          ***              ***
80-2105-95    CHART RECORDER CABLE                        ***              ***
80-2106-78    ACCESSORIES USER MANUAL                     ***              ***
80-2107-14    100MM SINGLE CELL HOLDER                    ***              ***
80-2108-10    SINGLE CELL HOLDER - USE WITH MAGNETIC
                STIRRER                                   ***              ***
80-2108-64    SPRECROPHOTOMETRY DEMO KIT                  ***              ***

80-2055-13    TUBING KIT FOR FLOWCELL                     ***              ***
80-2106-16    TUNGSTEN HALOGEN LAMP 4090                  ***              ***
80-2106-17    DEUTERIUM LAMP ASSY, 4090                   ***              ***

80-2080-74    PUMP TUBING (PKT OF 6)                      ***              ***

80-2106-99    VITON PUMP TUBING                           ***              ***
80-2107-68    CELL HOLDER ASSEMBLY                        ***              ***
80-2107-69    CELL CORNER SPRING                          ***              ***
80-2107-70    CELL PACKERS (8) FOR 1MM PATHLENGTH CELLS   ***              ***
80-2107-71    CELL PACKERS (8) FOR 5MM PATHLENGTH CELLS   ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Product line 4090, Ultrospec 2000. spares

80-2106-18    BASEPLATE PLUG FOR 4090 SAMPLE
                COMPARTMENT                               ***              ***
80-2106-44    PHOTOMETER PCT ASSY 4090                    ***              ***
80-2106-45    LAMP-SELECT MOTOR ASSY                      ***              ***
80-2106-46    FILTER MOTOR ASSY                           ***              ***
80-2106-48    CELL MOTOR ASSY 4090                        ***              ***
80-2106-49    DISPLAY MODULE 4090                         ***              ***
80-2106-50    KEYBOARD & WINDOW 4090                      ***              ***
80-2106-61    CELL CHANGER THUMB SCREW                    ***              ***
80-2106-80    CONCAVE DIFFRACTION GRATING                 ***              ***
80-2107-38    MAIN PCB ASSY 4090 (CE)                     ***              ***
80-2107-39    POWER SUPPLY ASSY 4090 (CE)                 ***              ***
80-2107-47    FAN 4090 SERIES                             ***              ***
80-2107-48    FILTER QUADRANT ASSY                        ***              ***
80-2108-62    LAMP SELECT MIRROR 4090                     ***              ***

80-2009-85    F/CELL-TUBING SPARE DIT ULTROSPEC 2000
                SERIES                                    ***              ***
80-2106-52    UL TROSPEC 2000 SERVICE MANUAL              ***              ***
80-2106-83    HEIGHT GAUGE                                ***              ***
80-2107-00    EPROM V3.0 (ICI1) TEMP CONTROL UNIT         ***              ***
80-2107-18    CALIBRATION SOFTWARE AND FILTER-ACCRED
                ENG ONLY                                  ***              ***
80-2107-21    SLAVE MICROCONTROLLER V1.70 4090/4094
                IC127                                     ***              ***
80-2107-66    EPROM V1.90 400IC105 VAN DER HEYDEN         ***              ***
80-2108-60    LAMP ACCESS COVER 4090                      ***              ***
80-2108-61    CELL COMPARTMENT ACCESS COVER (4090)        ***              ***
80-2108-96    ELSA CD-ROM V1.00 (ULTROSPEC 2000 ONLY)     ***              ***
80-2109-59    EPROM V2.2 4090 ICI05 PL                    ***              ***

Product line 4090, Ultrospec 3000, spares

80-2106-25    ULTROSPEC 3000 USER MANUAL                  ***              ***
80-2106-55    VGA DRIVER PCB 4094                         ***              ***
80-2106-56    VGA DISPLAY 4094                            ***              ***
80-2106-57    KEYBOARD & WINDOW 4094                      ***              ***

80-2106-53    ULTROSPEC 3000 SERVICE MANUAL               ***              ***
80-2108-97    EPROM V2.1 (4094)                           ***              ***

Product line 4096, Ultrospec 4000, accessories

80-2108-31    SWIFT II - MTHOD S/W                        ***              ***
80-2100-50    QUAL/PERE VERIF LOGBOOK FOR PHB
                UV/VIS SPECTROS                           ***              ***

80-2107-68    SWIFT II - SCAN S/W                         ***              ***
80-2107-89    SWIFT II - KIN S/W                          ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

80-2107-90    SWIFT II - TIME S/W                         ***              ***
80-2107-91    SWIFT II - QUANT S/W                        ***              ***
80-2107-92    SWIFT II - MULTI S/W                        ***              ***
80-2107-93    SWIFT II - FRAC S/W                         ***              ***
80-2108-01    8 POSITION CELL CHANGER                     ***              ***
80-2108-04    ULTROSPEC 4000 USER MANUAL                  ***              ***
80-2108-25    SWIFT II USER MANUAL                        ***              ***
80-2108-26    SWIFT II - LAB S/W                          ***              ***

80-2108-08    CELL HOLDER ASSY 4096                       ***              ***

Product line 4096, Ultrospec 4000, spares

80-2108-05    ULTROSPEC 4000 SERVICE MANUAL               ***              ***
80-2108-09    PHOTOMETER PCG ASSY 4096                    ***              ***
80-2108-28    SLAVE MICROCONTROLLER V1.1 4096 ICI27       ***              ***
80-2109-49    EPROM V2.0 4096 ICI05                       ***              ***

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                Schedule 3(a)(i)

                          FORECAST

                                              BIOCHROM

----------------------------------------------------------------------------------------------------------------------------------
                      March    April    May    June    Q2      July    August  September  Q3   October   November   December    Q4
----------------------------------------------------------------------------------------------------------------------------------
Nevaspec               21                              72
----------------------------------------------------------------------------------------------------------------------------------
Ultrospec 1000E         7.5                            15.5
----------------------------------------------------------------------------------------------------------------------------------
Ultrospec 1080         23                              43
----------------------------------------------------------------------------------------------------------------------------------
Ultrospec 2080         63                             280
----------------------------------------------------------------------------------------------------------------------------------
Ultrospec 3900         44                             148
----------------------------------------------------------------------------------------------------------------------------------
Ultrospec 4900         22                              21.5
----------------------------------------------------------------------------------------------------------------------------------
Genequant              11                              35
----------------------------------------------------------------------------------------------------------------------------------
Genequant II           33                             123
----------------------------------------------------------------------------------------------------------------------------------
Genequantpro
----------------------------------------------------------------------------------------------------------------------------------
B20 (autoloader)       21                              22
----------------------------------------------------------------------------------------------------------------------------------
B20 (autosampler)      22                              22
----------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                  Schedule 3(b)

All costs in SEK

APBiotech site costs

Hardware

179730-021        ProLiant 3000R P450-512K                  Price 38894
295643-B21        Smart 3200 Array Controller               Price 17150
336356-B2         4.3GB Wide-Ultra SCSI-3 10K               Price 5024 x 3
306592-B2         RPS-aggregate ProLiant 3000/5500          Price 5613
313616-B21        256MB 5DRAM DIMM                          Price 10954
PILA 8460         EtherExpress PRO/100 for PCI              Price 664 x 2
Sony 17"          Museum GDM-200PST TCO-95                  Price 5910

                  Subtotal                                  89.000

Software

                  Microsoft NT server 4.0                   Price 3000
                  FW Encrypton center 4.0                   Price 141.500
                  Areserve Back-up software                 Price 3640

                  Subtotal                                  153.140

Installation

                  Upnet personal 36cm a 1000 kr             Price 36000

                  Subtotal                                  36.000

Biochrom site costs

                  Cisco 2500 Routers                        Price 25000 x 2

                  Subtotal                                  50.000

                  Grand Total                               328.140

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                  Schedule 5(d)

Barclays Bank PLC
Barclays Business Centre
Cambridge, Chesterton Branch
28 Chesterton Road, Cambridge
Sort Code 201735
Account #***
Account Name: Biochrom Limited

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                  Schedule 19E

Perkin-Elmer Corporation and any entity that, directly or indirectly, is wholly-owned, or has not less than a majority of its voting power or economic interests owned, by Perkin-Elmer Corporation

Bio-Rad Laboratories, Inc. and any entity that, directly or indirectly, is wholly-owned, or has not less than a majority of its voting power or economic interests owned, by Bio-Rad Laboratories, Inc.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                ESCROW AGREEMENT

                                                               Exhibit 1A(a)

                  This ESCROW AGREEMENT is entered into as of _____________, 1999 by and among Biochrom Limited, a limited liability company incorporated under the laws of England ("Newco"), Amersham Pharmacia Biotech AB, a company incorporated in Sweden ("AP Biotech") and Boston Safe Deposit & Trust Company (the "Escrow Agent").

                  WHEREAS, pursuant to a certain Asset Purchase Agreement, dated as of March 2, 1999 (the "Purchase Agreement"), by and among Newco, Pharmacia Biotech (Biochrom) Limited ("Seller"), Harvard Apparatus, Inc. and Pharmacia & Upjohn, Inc., Newco has agreed to purchase the business and substantially all of the assets of Seller (the "Asset Purchase");

                  WHEREAS, as a condition to the consummation of the Asset Purchase, Newco and AP Biotech have entered into a certain Distribution Agreement, dated as of March 2, 1999 (the "Distribution Agreement"), pursuant to which Newco has agreed to sell to AP Biotech, and AP Biotech has agreed to distribute, certain of Newco's products;

                  WHEREAS, pursuant to Section 1A(a) of the Distribution Agreement, on the date hereof, AP Biotech will deposit with the Escrow Agent certain information regarding its customers for the three (3) years prior to the date of the closing of the Asset Purchase (the "Closing Date"), such information to be both in paper form and contained on a floppy diskette (the "Initial Customer Information"), to be held as hereinafter provided;

                  WHEREAS, pursuant to Section 1A(b) of the Distribution Agreement, within thirty (30) days following June 30 and December 31 of each calendar year during the term of the Distribution Agreement, AP Biotech shall deposit with the Escrow Agent certain information regarding its customers with respect to the six month period immediately preceding each of such dates (or in the case of June 30, 1999, with respect to the period between the Closing Date and June 30, 1999), such information to be both in paper form and contained on a floppy diskette (the "Semi- Annual Customer Information" and, together with the Initial Customer Information, the "Customer Information"), with the Escrow Agent, to be held as hereinafter provided;

                  WHEREAS, the Escrow Agent is willing to establish an escrow account on the terms and subject to the conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      1. APPOINTMENT OF ESCROW AGENT. Newco and AP Biotech hereby appoint Boston Safe Deposit & Trust Company as Escrow Agent, and Boston Safe Deposit & Trust Company hereby accepts such appointment.

      2. ESTABLISHMENT OF ESCROW.

            (a) On the date hereof, AP Biotech will deposit with the Escrow Agent the Initial Customer Information in accordance with Section 1A(a) of the Distribution Agreement and the Escrow Agent hereby acknowledges receipt of such Initial Customer Information.

            (b) In accordance with Section 1A(b) of the Distribution Agreement, within thirty (30) days following June 30 and December 31 of each calendar year during the term of this Escrow Agreement, AP Biotech shall deposit with the Escrow Agent the Semi-Annual Customer Information for the six month period immediately preceding each such date (or in the case of June 30, 1999, with respect to the period between the Closing Date and June 30, 1999). The Escrow Agent shall acknowledge receipt of each such deposit by AP Biotech of Semi-Annual Customer Information in writing to each of Newco and AP Biotech (in accordance with the notice provisions set forth in Section 8 hereof) within five
(5) business days after such deposit is made. Such Initial Customer Information, together with all Semi-Annual Customer Information, as held by the Escrow Agent in accordance with the terms of this Agreement, shall be referred to herein as the "Escrow." The Escrow shall be segregated from the other assets of the Escrow Agent, held in a fire-proof location subject to appropriate controls necessary to maintain the confidentiality of the materials constituting the Escrow in accordance with the provisions of Section 13 hereof, and held in trust for the benefit of Newco pursuant hereto.

            (c) In accordance with Section 1A(c) of the Distribution Agreement, within ten (10) business days following the execution of this Agreement and the deposit by AP Biotech of the Initial Customer Information with the Escrow Agent as provided for in Section 2(a) above, the Escrow Agent shall deliver to Newco and AP Biotech (in accordance with the notice provisions set forth in Section 8 hereof) copies of that number of pages of the Initial Customer Information which contains the names and information with respect to approximately, but not less than, twenty (20) customers, which pages shall be selected by the Escrow Agent at random.

      3. DISTRIBUTION. The Escrow Agent shall distribute all of the Customer Information from the Escrow to Newco or its designee as set forth in written instructions executed by Newco in the form attached hereto as Exhibit B, which statement shall be true and correct as of the date delivered.

      4. TERMINATION. This Escrow Agreement shall terminate upon the distribution of the Customer Information in accordance with Section 3 hereof.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      5. DUTIES AND RESPONSIBILITIES OF ESCROW AGENT.

            (a) DUTIES LIMITED. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. The Escrow Agent shall not be bound by any waiver, modification, amendment, termination, cancellation or revision of this Escrow Agreement, unless any of the foregoing is in writing and signed by each of the parties hereto. The Escrow Agent shall not be bound by any assignment by any party hereto of its rights hereunder unless (i) the assignment complies with Section 10 hereof, and (ii) the Escrow Agent shall have received written notice thereof from the assignor. The Escrow Agent is not deemed to have any knowledge of the terms of the Distribution Agreement.

            (b) NO REPRESENTATIONS. The Escrow Agent makes no representation as to the validity, value, genuineness or the collectibility of any security or other document or instrument held by or delivered to the Escrow Agent.

            (c) INDEMNIFICATION OF ESCROW AGENT. Newco and AP Biotech hereby jointly and severally agree to indemnify the Escrow Agent for, and to hold it harmless against, any and all claims, suits, actions, proceedings, investigations, judgments, deficiencies, damages, settlements, liabilities and expenses (including reasonable legal fees and expenses of attorneys chosen by the Escrow Agent) as and when incurred, arising out of or based upon any act, omission, alleged act or alleged omission by the Escrow Agent or any other cause, in any case in connection with the acceptance of, or performance or non-performance by the Escrow Agent of, any of the Escrow Agent's duties under this Escrow Agreement, except as a result of the Escrow Agent's bad faith, willful misconduct or gross negligence. Except in cases of the Escrow Agent's bad faith, willful misconduct or gross negligence, the Escrow Agent shall be fully protected in acting in reliance upon any certificate, statement, request, notice, advice, direction, other agreement or instrument or signature reasonably and in good faith believed by the Escrow Agent to be genuine, in assuming that any person purporting to give the Escrow Agent any of the foregoing in accordance with the provisions hereof, or in connection with either this Escrow Agreement or the Escrow Agent's duties hereunder, has been duly authorized to do so, or in acting or failing to act in good faith on the advice of any counsel retained by the Escrow Agent. The Escrow Agent shall not be liable for any mistake of fact or law or any error of judgment, or for any act or omission, except as a result of its bad faith, willful misconduct or gross negligence.

            (d) LIABILITY OF ESCROW AGENT. The Escrow Agent shall incur no liability whatever in connection with its duties hereunder except for bad faith, willful misconduct or gross negligence. In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or shall receive any certificate, statement, request, notice, advice, direction or other agreement or instrument from any other party with respect to the Escrow which, in the Escrow Agent's reasonable and good faith opinion, is in conflict with any of the provisions of this Escrow Agreement, or shall be advised that a dispute has arisen with respect to the distribution, ownership or right of possession of the Escrow or any part thereof (or as to the delivery,

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

non-delivery or content of any certificate, statement, request, notice, advice, direction or other agreement or instrument), the Escrow Agent shall be entitled, without liability to any person, to refrain from taking any action other than to use its best efforts to keep safely the Escrow until the Escrow Agent shall be directed otherwise in accordance with Section 3 hereof, but the Escrow Agent shall be under no duty to institute or defend any proceeding, although the Escrow Agent may, in its discretion and at the expense of Newco, on the one hand, and AP Biotech, on the other hand, as provided in Section 5(c) hereof, institute or defend such proceedings. In the event of any dispute hereunder, the Escrow Agent shall be entitled to petition a court of competent jurisdiction and shall perform any acts ordered by such court.

            (e) AUTHORITY TO INTERPLEAD. The parties hereto authorize the Escrow Agent, if the Escrow Agent is threatened with litigation or is sued, to interplead all interested parties in any court of competent jurisdiction and to deposit the Escrow with the clerk of that court.

      6. RESIGNATION; SUCCESSOR ESCROW AGENT.

            (a) RESIGNATION. The Escrow Agent may resign and be discharged from its duties and obligations hereunder at any time by giving no less than thirty
(30) days notice of such resignation to Newco and AP Biotech, specifying the date when such resignation shall take effect. Thereafter, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow as depositary. In the event of such resignation, Newco and AP Biotech agree that they will jointly appoint a banking corporation, trust company, attorney or other person as successor Escrow Agent within thirty (30) days of notice of such resignation. The Escrow Agent shall refrain from taking any action until it shall receive joint written instructions from Newco and AP Biotech designating the successor Escrow Agent. Upon receipt of such instructions, the Escrow Agent shall promptly deliver all of the Escrow to such successor Escrow Agent in accordance with such instructions and upon receipt of the Escrow, the successor Escrow Agent shall thereupon be bound by all of the provisions hereof.

            (b) TERMINATION OF ESCROW AGENT. Newco and AP Biotech acting together shall have the right to terminate the appointment of the Escrow Agent hereunder by giving notice in writing of such termination to the Escrow Agent, specifying the date upon which such termination shall take effect. Prior to the date of such termination, Newco and AP Biotech agree that they will jointly appoint a banking corporation, trust company, attorney or other person as successor Escrow Agent. Upon receipt of joint written instructions from Newco and AP Biotech designating the successor Escrow Agent, the Escrow Agent shall promptly deliver to such successor Escrow Agent all of the Escrow in accordance with such instructions and upon receipt of the Escrow, the successor Escrow Agent shall thereupon be bound by all of the provisions hereof. In the event that the Escrow Agent does not receive such instructions prior to the date of termination of the Escrow Agent's duties hereunder, the Escrow Agent shall have no further obligation hereunder except to hold the Escrow as depositary.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      7. SUCCESSOR ESCROW AGENT. Upon receipt by the successor Escrow Agent of the Escrow, the Escrow Agent shall be released from its obligations hereunder, and the successor Escrow Agent shall thereupon be bound by all of the provisions hereof and the term "Escrow Agent" as used herein shall mean such successor Escrow Agent. The provisions of Sections 5(c), 5(d) and 5(e) shall inure to the benefit of the Escrow Agent notwithstanding its release or removal.

      8. NOTICES. Any notice permitted or required hereunder shall be deemed to have been duly given if delivered personally, sent by facsimile transmission or if mailed certified or registered mail, postage prepaid, to the parties at their respective addresses set forth below or to such other address as any party may hereafter designate.

      If to Newco:

            Biochrom Limited
            22 Cambridge Science Park
            Milton Rd.
            Cambridge CB4 4FJ
            England
            Attention: Barry Brown
            Facsimile No.: 011-44-122-342-0238

      with a copy to:

            Harvard Apparatus, Inc.
            84 October Hill Road
            Holliston, MA 01746
            Attn: David Green
            Fax: (508) 429-5732

            Goodwin, Procter & Hoar LLP
            Exchange Place
            Boston, MA 02109
            Attn: H. David Henken, P.C
            Fax: (617) 523-1231

            Cameron McKenna
            Mitre House
            160 Aldersgate Street
            London, EC1A 4DD
            Attention: Guilherme Brafman
            Facsimile No.: 011-44-171-367-2000

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      If to AP Biotech:

            Amersham Pharmacia Biotech AB
            Bjorkgatan 30
            SE-751 84 Uppsala
            Sweden
            Attention: Ulf Lundberg, Esq.
            Facsimile No.: 011-46-18-321-126

      with a copy to:

            Cardiff Labs
            Forrest Farm Estate
            Whitchurch
            Cardiff, Wales CF4 7YT
            Attention: Andrew Carr
            Facsimile No.: 011-44-122-252-6440

            Curtis, Mallet-Prevost, Colt & Mosle
            101 Park Avenue
            New York, New York 10178
            Attention: Eric Gilioli, Esq.
            Facsimile No.: (212) 697-1559

      If to the Escrow Agent:

            Boston Safe Deposit and Trust Company
            One Boston Place
            Third Floor/024-003C
            Boston, MA 02108
            Attention: Brian F. Gregory
            Fax: (617) 722-7982

      9. MODIFICATIONS. This Agreement may not be altered or modified without the express written consent of the parties hereto. No course of conduct shall constitute a waiver of any of the terms and conditions of this Agreement, unless such waiver is specified in writing, and then only to the extent so specified. A waiver of any of the terms and conditions of this Agreement on one occasion shall not constitute a waiver of the other terms of this Agreement, or of such terms and conditions on any other occasion.

      10. ASSIGNMENT. No assignment of any rights or delegation of any obligations provided for herein may be made by any party hereto without the express written consent of

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

the other parties hereto, except for the provisions hereof respecting successor Escrow Agents. This Escrow Agreement shall inure to the benefit of any binding upon the successors, heirs, personal representatives and permitted assigns of the parties hereto.

      11. FEES AND EXPENSES OF ESCROW AGENT. Except as provided in Section 5 above, the fees and expenses of the Escrow Agent for serving as Escrow Agent hereunder are as set forth on Exhibit A hereto. Such fees and expenses shall be borne by Newco.

      12. MISCELLANEOUS. This Agreement shall be construed under and governed by the laws of The Commonwealth of Massachusetts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which shall constitute one agreement.

      13. CONFIDENTIALITY. The Escrow Agent agrees that it shall treat any and all information in the Escrow (all such Escrow information being "Confidential Information") as confidential and shall not disclose any Confidential Information to any third party, other than its legal advisors who have a need to know, for any purpose other than the performance of its obligations under the Escrow Agreement without the prior written consent of Newco and AP Biotech; provided, however, that the limitation on disclosure set forth in this Section 13 shall not apply in the case of any information which the disclosing party is required to disclose by law (including the regulations of a stock exchange) or a court order.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


      IN WITNESS WHEREOF, the parties have executed this as of the date first forth above.


                                         BIOCHROM LIMITED


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         AMERSHAM PHARMACIA BIOTECH AB


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         BOSTON SAFE DEPOSIT AND TRUST
                                           COMPANY


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                    EXHIBIT A

                                ESCROW AGENT FEES


           $425 per calendar quarter during the term of this Agreement

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                    EXHIBIT B

Boston Safe Deposit & Trust Company
One Boston Place
Boston, MA 02110
Attn:  Brian Gregory

      Re: ESCROW ACCOUNT FOR BIOCHROM LIMITED/AMERSHAM PHARMACIA BIOTECH AB

Ladies and Gentlemen:

      Reference is hereby made to that certain Escrow Agreement, dated __________, 1999 by and among Biochrom Limited ("Biochrom"), Amersham Pharmacia Biotech AB ("AP Biotech") and Boston Safe Deposit & Trust Company (the "Escrow Agreement").

      The undersigned duly authorized officer of Biochrom, in his/her capacity as such, does hereby certify as follows:

      1. Either (a) the Distribution Agreement has been terminated pursuant to
Section 16(a) or Section 16(c) thereof and notice of termination has been physically delivered by the terminating party to the non-terminating party or
(b) the Distribution Agreement has automatically terminated pursuant to Section 16(b)(i) or Section 16(b)(ii) thereof; and

      2. AP Biotech has not delivered a notice of termination to Biochrom pursuant to Section 16(b)(i) of the Distribution Agreement as a result of (a) a breach by Biochrom of its obligations under Section 15(b) thereof or (b) a Newco Sales Breach (as defined in the Distribution Agreement) prior to the effective date of the termination of the Distribution Agreement.

      Therefore, in accordance with Section 3 of the Escrow Agreement, you are hereby instructed to distribute all of the Customer Information (as defined in the Escrow Agreement) from the Escrow (as defined in the Escrow Agreement) to:

            Biochrom Limited
            22 Cambridge Science Park
            Milton Rd.
            Cambridge CB4 4FJ
            England
            Attention: Barry Brown

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

In witness whereof, the undersigned has executed this letter as of the date first written above on behalf of Biochrom Limited


                        BIOCHROM LIMITED


                        By:
                           -----------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                               Schedule 13(b)(i)

         TRADE MARK LICENSE AGREEMENT (this Agreement) made March 2,1999

BETWEEN

      (1) PHARMACIA & UPJOHN, INC., a Delaware corporation with offices at 7000 Portage Road, Kalamazoo, MI 49001 U.S.A. (Licensor).

      (2) BIOCHROM LIMITED, a limited liability company incorporated in England whose registered office is at Cambridge Science Park, Milton Road, Cambridge CB4 4FJ, England (Licensee).

WHEREAS

      (A) The Licensor is the beneficial owner and the registered proprietor or has made application for the registration of, and licenses or through its associated companies has used in connection with its business for a number of years, the Licensed Marks, the particulars of which are set out in Schedule 1.

      (B) The Licensor has agreed to grant or to cause to procure the grant to the Licensee of certain rights in respect of the Licensed Marks subject to the terms and conditions of this Agreement.

      (C) This Agreement has been entered into in pursuance of the Asset Purchase Agreement dated March 2, 1999 (the Asset Purchase Agreement) which contemplates the sale to Licensee by Pharmacia Biotech (Biochrom) Limited (Biochrom) of substantially all of the assets of Biochrom, and the Distribution Agreement dated March 2, 1999 (the Distribution Agreement) between Licensee and Amersham Pharmacia Biotech AB (AP Biotech) being entered into in connection with the Asset Purchase Agreement.

IT IS AGREED AS FOLLOWS

                                   DEFINITIONS

      1.1 In this Agreement unless the context otherwise requires the following expressions shall have the following meanings (capitalized terms used herein without definition have the meanings assigned to them in the Distribution Agreement):

      Business means the manufacture and sale by Biochrom of the Products and the distribution of the Products as contemplated in the Distribution Agreement.

      Licensed Marks means those trade marks which are registered or the subject of a pending application particulars of which are set out in Schedule 1.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.


      Products means the Current Products and New Products as defined in the Distribution Agreement.

                                 INTERPRETATION

      1.2 In this Agreement unless the context otherwise requires:

            (a) reference to persons shall include individuals, bodies corporate (wherever incorporated), unincorporated associations and partnerships;

            (b) the headings are inserted for convenience only and shall not affect the construction of the Agreement;

            (c) references to one gender shall include each gender and all genders; and

            (d) any reference to an enactment is a reference to it as from time amended, consolidated or re-enacted (with or without modification) and includes all instruments or orders made under such enactment.

      1.3 The schedules comprise Schedules to this Agreement and form part of this Agreement.

                                GRANT OF LICENSE

      2.1 In consideration of the good and valuable consideration given by the Licensee in pursuance of the Asset Purchase Agreement and the Distribution Agreement, the Licensor hereby grants to and/or agrees to cause to procure the grant to the Licensee of a royalty-free, non-exclusive, non-sublicensable license to use, solely in connection with the Business, the Licensed Marks on or in relation to the Products, subject to the provisions set out in this Agreement. The Licensee acknowledges and agrees that, after four (4) months from the Closing Date (as defined in the Asset Purchase Agreement) or, in the case of Fisher Scientific Limited, after December 3 1, 1999, the Licensee shall be entitled to use the Licensed Marks solely in connection with the Products to be sold by the Licensee to AP Biotech pursuant to the Distribution Agreement unless AP Biotech shall otherwise consent in writing.

      2.2 The license granted hereunder shall be for the term of this Agreement.

      2.3 The Licensor or Licensee shall at the request of the other party execute and at Licensee's expense take all steps reasonable requisite for the registration or recordal of the license granted hereunder in such form as may be reasonably required by the requesting party. The Licensee agrees that any such recordal may be canceled by the Licensor on the termination of this Agreement in accordance with its terms and that it will assist the Licensor so far as is necessary to achieve such cancellation by executing any necessary documents or doing any necessary acts

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

in connection therewith.

                                CONDITIONS OF USE

      3.1 The Licensee hereby undertakes that:

            (a) it will use the Licensed Marks only in relation to Products which conform to the current quality standards used by Licensee or AP Biotech;

            (b) it will use the Licensed Marks (including, without limitation, both with respect to presentation of the Licensed Marks on the Products, packing, wrappers, notepaper, price lists, advertisements and other promotional material and the like and with respect to shaping, printing style, colour, quality of materials used and otherwise) only in the form set out in Schedule 2 or as may from time to time be approved by the Licensor or AP Biotech;

            (c) it will not use the Licensed Marks together or in combination with any other marks, names, words, logos, symbols or devices other than: (i) those specified in Schedule 1 or the trademarks licensed to Licensee by Pharmacia & Upjohn, Inc. under a Trade Mark License Agreement of even date hereof-, and (ii) the names "Biochrom" and "Harvard", whether jointly or separately, and all related and associated logos and trademarks;

            (d) it will not use the Licensed Marks in relation to any goods other than the Products nor use or seek to register any other trade or service marks which are similar to or substantially similar to or so nearly resemble the Licensed Marks as to be likely to cause deception or confusion;

            (e) it shall, when requested to do so by the Licensor or AP Biotech, supply the Licensor and AP Biotech with details of any written complaints made by customers relating to the Products together with reports, if any exist, on the manner in which such complaints are being or have been dealt with and shall comply with any reasonable directions or recommendations given by the Licensor or AP Biotech in respect thereof,

            (f) it shall submit to the Licensor and AP Biotech for their approval a specimen of every new advertising or promotional material issued or created by Licensee in which the Licensed Marks appear and the Licensee undertakes not to use or distribute such material unless and until the Licensor and AP Biotech shall have approved the same in writing. If Licensor and AP Biotech fail to respond within twenty-eight (28) days the foregoing material will be deemed approved;

            (g) to the extent consistent with past practice, it will include on the Products and in all documentation and material referred to in paragraphs (b) and (f) a statement that the relevant Licensed Mark is the registered trade mark or the trade mark as the case may be of the Licensor; and

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

            (h) it will not use the Licensed Marks in a manner which is likely to cause material harm to the goodwill attached to the Licensed Marks.

      The parties acknowledge that AP Biotech is a distributor of the Products and that Licensee shall not be responsible for, or deemed to control, the actions or omissions of AP Biotech.

                        APPROVAL, INSPECTION AND TESTING

      4.1 On reasonable request by the Licensor or AP Biotech, the Licensee agrees to supply at Licensor's sole expense t6 the Licensor or AP Biotech samples of the Products offered for sale under the Licensed Marks.

      4.2 The Licensee shall, on reasonable prior notice from the Licensor or AP Biotech, permit the Licensor, AP Biotech and/or their representatives or agents at all reasonable times access to the premises of the Licensee to inspect the Products as manufactured and/or offered for sale by the Licensee under the Licensed Marks and the method by which the Products are manufactured, packed and labelled. The Licensee undertakes that it will do such things as may reasonably be necessary to ensure that such Products are processed, packed and labelled by the methods and in conformity with such specifications and standards of quality consistent with Biochrom's past practices. Licensor and its representatives, however, shall sign a confidentiality agreement on a form acceptable to Licensee before any such inspection may take place.

      4.3 If (consequent on any such inspection by any representatives or agent of the Licensor or AP Biotech as is referred to in Clause 4.2) it is found that any licensed Products bearing or intended to bear the Licensed Marks are not in conformity with any of the Licensee's obligations under Clause 4 hereof and the Licensor or AP Biotech shall give the Licensee written notice of that fact, the Licensee undertakes that it will not sell any of such non-conforming Products under the Licensed Marks without the prior written consent of the Licensor or AP Biotech.

                            MAINTENANCE OF TRADEMARKS

      5.1 Licensor shall at its own expense take any and all action that may be required to maintain the registration of any of the Trademarks.

                                  INFRINGEMENTS

      6.1 The Licensee and Licensor shall forthwith give written notice (in

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

accordance with the provisions of Clause 12) to the other party of any of the following matters which may at any time during the continuance of this Agreement come to their knowledge, giving full particulars thereof:

            (a) any infringement or suspected or threatened infringement of the Licensed Marks, whether by reason of imitation of get-up or otherwise;

            (b) any allegation or complaint made by any third party that the use by the Licensee of the Licensed Marks in accordance with this Agreement may be liable to cause deception or confusion to the public; or

            (c) any other form of attack, charge or claim to which the Licensed Marks may be subject;

Provided always that the notifying party shall not make any admissions in respect of such matters other than to the notified party and provided further that the notifying party shall in every case furnish the notified party with all information in its possession relating thereto which may be reasonably required by the notified party.

      6.2 Licensor shall consult with Licensee on any matter within the scope of Clause 6.1 on the appropriate course of action. The Licensor shall have the sole right to assume the conduct of any actions and proceedings (whether in its own name or that of the Licensee) relating to the Licensed Marks and shall bear the costs and expenses of any such actions and proceedings. Any costs or damages recovered in connection with any such actions or proceedings shall be for the account of the Licensor.

      6.3 The Licensee undertakes and agrees that it will indemnify and hold the Licensor harmless from and against all costs and expenses (including, without limitation, legal costs, fees and expenses), actions, proceedings, claims, demands, and damages arising from:

            (a) a breach of this Agreement by the Licensee; and

            (b) the Licensee's use of the Licensed Marks on defective products.

      6.4 The Licensor shall not be obliged to bring or extend any proceedings relating to the Licensed Marks if it decides in its sole discretion not to do so.

                              TERM AND TERMINATION

      7.1 This Agreement shall continue, unless terminated in accordance with Clause 7.2 or 7.3, until terminated at any time by either party in writing as specified in Clause 11 giving at least eighteen (18) months advance notice, provided that Licensor shall not have any right to give such notice before the date which is eighteen (18) months following the date first above written.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      7.2 This Agreement shall terminate immediately upon the occurrence of either of the following events:

            (a) termination of the Distribution Agreement; or

            (b) termination of the Trade Mark License Agreement dated August 4, 1997, between Licensor and AP Biotech;

such termination to take effect immediately upon the effective date of termination of either such agreement identified above.

      7.3 Notwithstanding the provisions of Clause 7.1 forthwith upon the occurrence of any of the following events, the Licensor or Licensee, as the case may be, may (without prejudice to any other right of remedy) by written notice to the other party terminate this Agreement with immediate effect:

            (a) if the Licensee or Licensor commits a breach of any obligation under this Agreement, including a breach of any representation or warranty, and fails to remedy it within sixty (60) days of receipt of notice from the Licensor or Licensee, as the case may be, of such breach; or

            (b) if the Licensee enters into liquidation whether compulsory or voluntary, other than for the purposes of amalgamation or reconstruction approved in writing by the Licensor on the basis that the resulting company undertakes that other party's obligations under this Agreement and is commercially acceptable to the former party, or has a receiver or administrative receiver or administrator or similar official appointed over all or any of its assets and is not discharged within a period of thirty (30) days;

            (c) if the Licensee is declared insolvent or makes any general composition with its creditors;

            (d) if the Licensee ceases or threatens to cease to carry all or any material part of its business;

            (e) Intentionally omitted.

            (f) if any distress, execution or exception is levied on any of the assets of the Licensee or if any judgment of a monetary sum is given against the Licensee and is not paid out within forty-five (45) days; or

            (g) if the Licensee shall challenge the validity of or the entitlement of the Licensor to use or license the use of the Licensed Marks.

      7.4 Termination of this Agreement shall not release either of the parties from any other liability which at the time of termination has already accrued to the other party, nor affect in any way the survival of any other right, duty or obligation of the parties which is expressly stated elsewhere in this Agreement to survive such termination.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                             EFFECTS OF TERMINATION

      8.1 Upon termination of this Agreement for any reason, the rights and license granted hereunder to the Licensee shall cease and determine and the Licensee shall forthwith discontinue any and all use of the Licensed Marks save that, except in the case of a termination pursuant to Clause 7.3(a) attributable to a breach by the Licensee of an obligation under this Agreement or pursuant to Clause 7.3(g), the Licensee may continue to sell solely in connection with the Business the Products bearing the Licensed Marks in stock at the date of termination for ninety (90) days provided that the Licensee shall comply with the terms and conditions hereof in respect of the sales of such Products during such period.

      8.2 Upon termination, or expiration of the period referred to in Clause 8.1, whichever is the later, the Licensor or AP Biotech may request that the Licensee delete or remove the Licensed Marks from or (where such deletion or removal is not reasonably practicable) destroy or, if the Licensor or AP Biotech shall so elect, deliver to the Licensor, AP Biotech or any other company, firm or person designated by the Licensor or by AP Biotech, all Products and all wrappers and packing and all price-lists, sheets of note paper and the like and all other materials or documents in the possession or under the control of the Licensee to which the Licensed Marks are then affixed or approved. In the event that Licensor or AP Biotech elect to have any such Products delivered to them, Licensor or AP Biotech (as the case may be) shall, after receipt of such Products, pay their market value to Licensee.

                                 ACKNOWLEDGEMENT

      9.1 The Licensee recognizes the Licensor's title to the Licensed Marks and shall not at any time do or suffer to be done any act or thing which is likely in any way to prejudice such title. It is understood that the Licensee shall not acquire and shall not claim any title to the Licensed Marks or the goodwill attaching thereto by virtue of the rights hereby granted to the Licensee or through the Licensee's use of the Licensed Marks, either before, on or after the date of this Agreement, it being the intention of the parties that all use of the Licensed Marks by the Licensee shall at all times inure to the benefit of the Licensor.

      9.2 Licensee hereby represents and warrants that it has the full power and authority to enter into this Agreement and that its execution, delivery and performance of this Agreement has been duly authorized by all required corporate action by Licensee.

      9.3 Licensor hereby represents and warrants that (i) it has the full power and authority to grant to Licensee all of the rights granted to Licensee herein and that its execution, delivery and performance of this Agreement has been duly authorized by all required corporate action by Licensor, (ii) Licensor and its affiliates are the sole legal and beneficial owners of the Licensed

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Marks, and (iii) it is unaware of any rights in the Licensed Marks superior to its rights or those of its affiliates.

                              LAW AND CONSTRUCTION

      10.1 This Agreement is governed by and shall be construed in accordance with the laws of England and Wales.

                                   ARBITRATION

      11.1 All disputes between the parties arising out of the circumstances and relationships contemplated by this Agreement including disputes relating to the validity, construction or interpretation of this Agreement and including disputes relating to pre-contractual representations shall be settled by arbitration as follows:

      11.2 The parties hereby agree to cooperate in good faith to resolve any disputes, claims or controversies that may arise hereunder or with respect to the performance by either party of its obligations as contemplated hereby.

      11.3 In the event that any dispute, claim or controversy shall not be so resolved by the parties between themselves, the parties agree that any and all disputes, claims or controversies arising out of or relating to this Agreement or a breach thereof, whether grounded in common law or statutory law, shall be finally settled in accordance with the Arbitration Rules of the International Chamber of Commerce in effect on the date hereof. Save as otherwise expressly provided herein the procedural rules shall be the rules of the High Court in England and Wales and the lex curiae shall be the law of England and Wales.

      11.4 The number of arbitrators shall be three, chosen in accordance with the procedures set out in this Clause 11. The award of the arbitrators shall be final and binding on the parties.

      11.5 Each party shall appoint one arbitrator. If within (30) days after receipt of the claimant's notification of the appointment of an arbitrator the respondent has not notified the claimant of the arbitrator it appoints, the second arbitrator shall be appointed by the appointing authority.

      11.6 The arbitrators thus appointed shall choose a further arbitrator who will act as the presiding arbitrator of the tribunal. If within (30) days after the appointment of arbitrators under Clause 11.5 above, they have not agreed upon the choice of the presiding arbitrator, then at the request of any party to the arbitration proceeding the presiding arbitrator shall be appointed by the appointing authority.

      11.7 The Chartered Institute of Arbitrators, London, England shall be the appointing authority.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      11.8 At the request of any party to the arbitration ("requesting party") the arbitrators shall order the other party ("furnishing party") to supply and furnish to the requesting party (the cost of which shall be reimbursed upon demand by the requesting party to the furnishing party) true and complete copies of the relevant documents and materials (the "Relevant Materials") and to produce to the arbitral tribunal any or all of the Relevant Material and/or copies thereof as any part of the arbitral tribunal shall require.

      11.9 The procedures leading to the production of Relevant Material under this paragraph shall be determined by the arbitrators, and may include the preparation of lists of Relevant Material for initial evaluation by the requesting party prior to disclosure and/or inspection of Relevant Material by the requesting party prior to supply and furnishing the copies. In making such determination, the arbitrators shall take into account the urgency with which the Relevant Material should be brought before the arbitral tribunal.

      11.10 No party shall use or disclose any Relevant Material obtained under this paragraph for any purpose except in the course of the conduct of the arbitration and (as far as applicable) proceedings before any court, and then only to the extent necessary for the implementation and enforcement of any aware of the arbitrators.

      11.11 The arbitration, including the making of the award, shall take place in London, U.K.

      11.12 All submissions and awards in relation to arbitration hereunder shall be made in English and all arbitration proceedings shall be conducted in English.

      11.13 The failure or refusal of either party to submit to arbitration in accordance with this Clause 11 shall be deemed a breach of this Agreement. If either party seeks and secures judicial intervention requiring enforcement of this arbitration provision, such party shall be entitled to recover from the other party in such judicial proceeding all costs and expenses, including reasonable attorneys' fees, that it was thereby required to incur.

      11.14 The procedures specified in this Clause 11 shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating this Agreement; provided, however, that a party, without prejudice to the above procedures, may seek equitable remedies, including without limitation, specific performance, a preliminary injunction or other provisional judicial relief if in its sole judgment such action is necessary . to avoid irreparable damage or to preserve the status quo.

                                     NOTICES

      12.1 Any notice or other communication to be given by one party to any other party under, or in connection with the matters contemplated by, this Agreement shall be in writing and signed by or on behalf of the party giving it and may be served by delivering it or sending it by fax, pre-paid recorded delivery or registered or certified post to the address and for the attention of the relevant party set out in Clause 12.2 (or as otherwise notified from time to time hereunder). Any

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

notice so served by hand, fax or post shall be deemed to have been received

            (a) in the case of delivery by hand, when delivered;

            (b) in the case of fax, twelve (12) hours after the time of dispatch;

            (c) in the case of pre-paid recorded delivery or registered post, forty-eight (48) hours from the date of posting.

      12.2 The addresses of the parties for the purpose of Clause 12.1 are as follows:

      Address:          Pharmacia & Upjohn, Inc.
                        7000 Portage Road
                        Kalamazoo, MI  49001-0199
                        USA
                        Att: Robert J. Meisenhelder, Esq.
      Fax:              (616) 833-7564

      Address:          Amersham Pharmacia Biotech AB
                        Bjorkgatan 30
                        SE-751 84 Uppsala
                        Sweden
                        Att: Ulf Lundberg, Esq.

      Fax:              46 18 165 322

      Address:          Curtis, Mallet-Prevost, Colt & Mosle
                        101 Park Avenue
                        New York, NY 10178
                        Att: Eric Gilioli, Esq.

      Fax:              (212) 697-1559

      Address:          Biochrom Limited
                        Cambridge Science Park
                        Milton Road
                        Cambridge CB4 4FJ
                        England
                        Att: Barry Brown

      Fax:              44 1223 420238

      Address:          Goodwin, Procter & Hoar  LLP
                        Exchange Place

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.


                        Boston, MA 02109
                        Att: H. David Henken, P.C.

      Fax:              (617) 523-1231

      Address:          Cameron McKenna
                        Mitre House
                        160 Aldersgate Street
                        London, EC1A 4DD
                        Attention: Guilherme Brafman

      Fax:              44-171-367-2000

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                NON-ASSIGNABILITY

      13.1 The Licensee may not nor may not purport to assign, transfer, change or part with all or any of its rights and/or obligations under this Agreement or sub-contract the performance of any of its obligations under this Agreement without the prior written consent of the Licensor. A change of control of the Licensee shall be deemed an assignment hereunder. For purposes of this Clause 13.1, "control" shall mean the ownership of the majority of ordinary share capital or the ability to cast the majority of the votes at a general meeting of Licensee, to appoint the majority of the board of directors or to direct the general management of Licensee. The sale of substantially all of the assets of Licensee shall also be deemed a change of control for purposes of this Clause 13.1.

      13.2 Any right, power, privilege or remedy of a party under or pursuant to this Agreement shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing.

      13.3 No failure or delay by any party in exercising any right, power, privilege or remedy shall impair such right, power, privilege or remedy or operate or be construed as a waiver or variation thereof or preclude its exercise at any subsequent time or on any subsequent occasion and no single or partial exercise of any such right, power, privilege or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.

                                    SEVERANCE

      14.1 If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement. The parties shall then use all reasonable endeavors to replace the invalid or unenforceable provisions by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

                                ENTIRE AGREEMENT

      15.1 This Agreement, including the Schedules referred to herein, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings in connection therewith.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      In witness whereof, the parties have executed this Agreement as of the date first above written.

                                          PHARMACIA & UPJOHN, INC.


                                          By:  /s/ Mats Pettersson
                                               ------------------------------
                                               Name:  Mats Pettersson
                                               Title: Senior Vice President
                                                      Business Development


                                          BIOCHROM LIMITED


                                          By:  /s/ David Green
                                               ------------------------------
                                               Name:  David Green
                                               Title: Director

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                      Schedule 1

                                 Licensed Marks

----------------------------------------------------------------------------------------------------------------------------------
     Trademark     CWT     P     Appl. No.   Appl. Date   Reg. No.    Reg. Date    Rpn. Date      Class       Holder     Org. Omit
----------------------------------------------------------------------------------------------------------------------------------
DROP design         AR     N     1,656,953   1988-07-21                                             1        PH (OLD)        P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         AR     N     1,656,956   1988-07-21                                             10       PH (OLD)        P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         AR     N      2033294    1996-05-14                                             42          PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         AU     N      2660581    1995-05-09                                             42          PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         AU     N      2660580    1995-05-09    660580     1995-05-09  2005-05-09      9, 42         PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BD     N       44697     1995-08-30                                             1           PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BD     N       44699     1995-08-30                                             5           PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BD     N       44698     1995-08-30                                             9           PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BD     N       44700     1995-08-30                                             10          PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BD     N       43639     1995-05-09                                             16          PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BD     N       43637     1995-05-09                                             3           PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BD     N       43641     1995-05-09                                             30          PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BD     N       43640     1995-05-09                                             29          PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BG     N       35646     1996-07-11     30845     1997-06-16  2006-07-11       1, 9         PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BR     N                              780190858   1982-12-28  2002-12-28      05.00         PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         BY     N      950797     1995-05-26     7811      1998-01-19  2005-05-26   1, 9, 10, 42     PH           P
----------------------------------------------------------------------------------------------------------------------------------
DROP design         CA     N                               162,525    1969-05-02  1999-05-02                    PH           P
----------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

--------------------------------------------------------------------------------------------------------------------------------
     Trademark   CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date     Rpn. Date      Class       Holder     Org. Omit
--------------------------------------------------------------------------------------------------------------------------------
DROP design       CA     N                              314,300    1986-09-12   2001-09-12                    PH           P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       CA     N                              325,547    1987-04-03   2002-04-03                    PH           P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       CN     N                              352632     1989-06-30   1999-06-29        14       PH (OLD)        P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       CN     N                              152773     1989-06-30   1999-06-29        31       PH (OLD)        P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       CN     N                              156063     1989-07-30   1999-07-29        26       PH (OLD)        P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       CN     N                              160102     1989-05-10   1999-09-09        17       PH (OLD)        P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       DE     N                              1109203    1987-07-28   2006-10-31        9           PU           P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       DE     N                              156,882    1969-04-24   2008-02-29   1, 3, 5, 10     PU DV         P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       DK     N      3350/67   1967-09-32    6362/60    1968-02-09   2008-02-09   1, 3, 5, 10,     PU           P
                                                                                              35, 36, 41
--------------------------------------------------------------------------------------------------------------------------------
DROP design       DK     N      9501092   1995-02-22     22082                                                             P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       EG     N                               72273     1989-11-14   1998-08-14        1        PH (OLD)        P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       EG     N                               72276     1989-11-14    1998-0-14        10       PH (OLD)        P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       EG     N                               72274     1989-11-14   1998-06-14        5        PH (OLD)        P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       EG     N                               72275     1989-11-14   1998-06-14        9        PH (OLD)        P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       FR     N                              1443280    1969-01-05   2008-01-04     1, 5, 10      PU FR         P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       GB     N      3255794   1998-01-17                                              9           PU           P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       GB     N                              929,347    1970-01-09   2003-01-05        1           PU           P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       GB     N                              919,349    1969-01-05   2003-01-05        5           PU           P
--------------------------------------------------------------------------------------------------------------------------------
DROP design       GB     N                              919,348    1969-08-27   2003-01-05        3           PU           P
--------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

---------------------------------------------------------------------------------------------------------------------------------
     Trademark   CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class          Holder     Org. Omit
---------------------------------------------------------------------------------------------------------------------------------
DROP design       GR     N                               89824     1990-11-19  2008-05-09  1, 5, 9, 10         PU           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design              N    BA8961149A  1996-12-24                                           1, 9            PU           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       HK     N      5536/95   1995-05-11    0493/96    1995-06-11  2002-05-11       1              PH           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       HK     N      5597/95   1995-05-11    8656/95    1995-05-11  2002-15-11       9              PH           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       HK     N      5598/95   1995-05-11    8194/95    1995-05-11  2002-05-11       10             PK           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       HK     N      5599/95   1995-05-11   8822/1998   1995-05-11  2002-05-11       42             PK           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       BR     N      950913    1995-05-22    8950913    1995-05-22  2005-05-22  1, 9, 18, 42        PH           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       ID     N       20273    1995-06-13    357982     1996-09-17  2004-12-15       1              PH           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       ID     N       10274    1995-06-15    373898     1996-11-18  2004-12-15       9              PH           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       ID     N       10275    1995-06-15    371415     1996-10-17  2004-12-15       10             PH           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       ID     N       10276    1995-06-15    371414     1996-10-17  2004-12-15       42             PH           P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       IH     N                              76,036     1970-01-09  2005-01-09       1           PH (OLD)        P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       IH     N                              76,481     1970-01-09  2005-01-09       5           PH (OLD)        P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       IH     N                              76,482     1970-01-13  2005-01-13       3           PH (OLD)        P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       IN     N      522505    1990-01-09                                            1           PH (OLD)        P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       IN     N      522502    1990-01-09                                            10          PH (OLD)        P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       IN     N      522506    1990-01-09                                            5           PH (OLD)        P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       IN     N      522507    1990-01-09    522507     1990-01-09  1997-01-09       9             PHDS          P
---------------------------------------------------------------------------------------------------------------------------------
DROP design       JP     N     10-101653  1998-11-30                                      1, 5, 9, 10, 42      PU           P
---------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------
     Trademark   CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class       Holder     Org. Omit
------------------------------------------------------------------------------------------------------------------------------
DROP design       KR     N     19446/95   1995-05-16    341352     1996-06-18  2005-06-19       10          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       KR     N     20694/95   1995-05-25    356514     1997-02-18  2007-02-18       34          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       KR     N      4848/95   1995-05-10     36419     1997-05-29  2007-05-29      112          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       KE     N       7467     1995-05-25                                       1, 9, 10, 42     PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design      L/T     N      95-1295   1995-05-02                                       1, 9, 10,42      PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       LV     N      95-750    1995-04-27    N37 165    1997-04-20  2004-04-27  1, 9, 10,42      PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design      MAC     N     E-522/96   1996-10-08                                           1, 9         PU           P
------------------------------------------------------------------------------------------------------------------------------
DROP design      MOR     N      2936/96   1996-07-10                                           1,9          PU           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       KY     N     95/09756   1995-05-20                                            9           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       KY     N     97/19998   1997-12-01                                            44          PU           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       KY     N     95/04751   1995-05-10                                            1           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       KY     N     95/04758   1995-03-20   95/04758    1995-05-20  2002-05-21       10          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       PH     N      109403    1996-06-28                                            1           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       PH     N      113843    1996-09-13                                            9           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       PH     N      109404    1996-06-28                                            10          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       RG     N       41032    1996-09-27                                           1, 9         PU           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       RG     N                                                                     1,9          PU           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       KU     N     95705301   1995-05-15    151470     1997-04-10  2905-05-15     10, 42        PK           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       GK     N      1249/68   1968-03-21    124676     1968-08-23  1998-08-23  1, 3, 5, 10,     PU           P
                                                                                            35, 36, 41
------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------
     Trademark   CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class       Holder     Org. Omit
------------------------------------------------------------------------------------------------------------------------------
DROP design       GK     N                              166,747    1979-03-09  1999-03-09    1, 3, 5        PU           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       GK     N      96-4627   1996-05-06    323807     1997-06-19  2007-06-19       9           PU           P
------------------------------------------------------------------------------------------------------------------------------
DROP design      SWR     N      8936/96   1996-07-10                                           1, 9         PU           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       BG     N      4241/95   1995-05-13                                            9           PK           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       BG     N      4242/95   1995-05-13                                            42          PK           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       BG     N      4240/95   1995-05-13                                            10          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       BG     N      4239/95   1995-05-13    4239/95    1995-05-13  2005-05-13       1           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       SI     N      9570579   1995-05-29    9570675    1997-01-14  2005-05-29  1, 9, 10, 42     PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       TH     N      211083    1995-08-11    SW4835     1995-08-11  2005-08-10       42          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       TH     N      292086    1995-08-11    TN53871    1995-08-11  2005-08-10       1           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       TH     N      291087    1995-08-11    TB0651     1995-08-11  2005-08-10       9           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       TH     N      291088    1995-08-11     46077     1995-05-25  2006-08-10       10          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       TH     N     11-055357  1995-11-07    735802     1996-11-16  2006-11-15       10          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       TH     N     11-055358  1995-11-07     87321     1996-12-16  2006-12-25       12          PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       TH     N     11-055355  1995-11-07    742479     1997-01-01  2007-12-31       1           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       TH     N     11-055356  1995-11-07    748808     1997-02-16  2007-02-05       9           PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       UA     N    95061844IT  1995-06-01                                       1, 9, 10, 42     PH           P
------------------------------------------------------------------------------------------------------------------------------
DROP design       UB     N                              890,315    1970-05-05  2000-04-10       1        PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------
DROP design       UB     N      323,662   1969-06-11    890,473    1970-05-05  2000-04-10       1        PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
       Trademark        CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class       Holder    Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
DROP design              UB     N                              890,328    1970-05-05  2000-05-05       1        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design              US     N    74/390,444  1993-05-17    1820903    1994-02-15  2004-02-15       1          PHBT         P
------------------------------------------------------------------------------------------------------------------------------------
DROP design              US     N      384,469   1982-09-09   1,290,768   1984-08-21  2004-08-21       9        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design              US     N                             1,446,200   1987-07-07   200707-07       10        PH DEL        P
------------------------------------------------------------------------------------------------------------------------------------
DROP design              US     N                              872,880    1969-07-15  2009-07-15       5        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design              XX     N                              365,485    1970-02-17  2010-01-17  1, 3, 5, 10     PR D         P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    AU     N                             2258.597    1972-05-24  2007-05-24       1           PU          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    AU     N                             2258.700    1972-05-24  2007-05-24       10          PU          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    BK     N                             114210261   1989-08-15  1999-08-15     01.90         PU          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    BR     N     814410251  1988-08-18   014418251   1990-03-20  2000-03-20  09.25/09.45     PH&S         P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    CL     N      0-89527   1994-05-17    207337     1998-02-25  2004-05-17      1, 9         PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    DK     N                              909296     1973-08-30  2003-06-30  1, 3, 5, 10     PU DR        P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    DR     N                              1109202    1987-07-28  2006-10-31       9           PU          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    DK     N      4050/69   1969-10-08    1375/70    1970-04-17  2000-04-17  1, 3, 5, 9,      PK          P
                                                                                                    10, 30
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    EG     N                               72277     1990-03-07  1990-06-14       1        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    EG     N                               72278     1990-03-07  1990-06-14       5        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    EG     N                               72273     1990-03-87  1998-06-14       9        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    EG     N                               72280     1990-03-87  1998-06-14       10       PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    GR     N                               89423     1990-11-19  2008-06-09  1, 5, 9, 11      PU          P
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
       Trademark        CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class       Holder    Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    HP     N     M9206404   1992-12-16    137257     1992-12-16  2002-12-16      1, 9        PHET         P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    IL     N       92578    1994-05-23     92670     1996-02-11  2001-05-22       1           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    IL     N       92673    1994-05-23     92671     1996-02-04  2001-05-22       3           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    IN     N      522504    1990-01-05                                            10       PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    IN     N      522503    1990-01-09                                            9        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    JP     N     74063/72   1972-06-01    1362963    1970-12-22  2008-12-22       1           PU          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    KW     N                               20376     1980-09-13  1998-09-12       1           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    KW     N                               20377     1980-09-13  1998-09-12       5                       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    MX     N                              356077     1980-08-25  2003-08-25       26                      P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    MX     N                              357568     1980-08-25  2003-08-25       6          PHBT         P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    MO     N                              70,857     1970-08-28  2000-08-28  1, 3, 5, 10,     PH          P
                                                                                                   35, 36, 41
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    NZ     N                              177887     1980-03-01  2009-03-01       1           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    NZ     N                              177099     1980-03-01  2009-03-01       3           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    NZ     N                              177889     1980-03-01  2009-03-01       5           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    NZ     N                              177891     1988-03-01  2009-03-01       10          PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    NZ     N                              177890     1988-03-01  2009-03-01       9           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    PA     N                              047576     1989-03-06  2005-08-01       1           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    PL     N     G-133384   1994-05-16     90747     1994-05-16  2004-05-16      1, 9         PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    BU     N     94020756   1994-06-16    130869     1995-08-15  2004-06-16      1, 9         PH          P
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
       Trademark        CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class       Holder    Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    SA     N                              197/13     1989-04-23  1998-06-02       1        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    BA     N                              197/14     1989-04-23  1998-06-02       5        PH (OLD)       P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    BA     N                              152.178    1975-08-01  2005-08-01      1, 9         PU          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    SK     N    P021250-94  1994-05-17    180238     1998-04-20  2004-04-27    1, 5, 9        PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    TN     N                             EX.88.250   1988-07-07  2003-07-07  1, 5, 9, 10      PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    TR     N                              106092     1988-07-20  1998-07-20       5           PU          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    VE     N      448/96    1996-01-17                                            1          PHAT         P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    VE     N      447/96    1996-01-17                                            9           PH          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    XX     N                              402.486    1973-10-05  2013-10-05  1, 3, 5, 10     PH D         P
------------------------------------------------------------------------------------------------------------------------------------
DROP design PHARMACIA    JP     N                              1362970    1970-12-22  1998-06-22       1           PU          P
------------------------------------------------------------------------------------------------------------------------------------
DROP design (POS)        DX     N      3349/67   1967-09-12    0361/88    1968-02-09  2008-02-09  1, 3, 5, 10,     PU          P
                                                                                                   35, 36, 41
------------------------------------------------------------------------------------------------------------------------------------
DROP design (POS)        PJ     N                              54.129     1969-02-20  1999-02-20  1, 3, 5, 10,     PU          P
                                                                                                   35, 36, 41
------------------------------------------------------------------------------------------------------------------------------------
DROP design (POS)        NO     N                              74.427     1968-05-30  2008-05-30  1, 3, 5, 10,     PU          P
                                                                                                   35, 36, 41
------------------------------------------------------------------------------------------------------------------------------------
DROP design (POS)        BN     N                              122.446    1968-02-12  2008-02-02  1, 3, 5, 10,     PU          P
                                                                                                   35, 36, 41
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NUMBER OF
RECORDS: 145
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
       Trademark       CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class       Holder     Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AR     N      1889706   1993-08-25                                            5           KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AR     N      1889707   1993-08-25    1585743    1995-12-20  2005-12-20       1           KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AR     N      1889705   1993-08-25    1585742    1995-12-20  2005-12-20       9           KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AR     N      1889704   1993-08-25    1585741    1995-12-20  2005-12-20       10          KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AR     N      1889703   1993-08-25    1585740    1995-12-20  2005-12-20       41          KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AU     N      A638355   1994-08-19    A638355    1994-08-19  2004-08-19       1           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AU     N      A638356   1994-08-19    A638356    1994-08-19  2004-08-19       5           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AU     N      A638357   1994-08-19    A638357    1994-08-19  2004-08-19       9           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               AU     N      A638358   1994-08-19    A638358    1994-08-19  2004-08-19       10          PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               BD     N       43594    1994-04-21                                            36          PK           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               BD     N                               21369     1984-11-11  2006-11-11       3           PK           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               BD     N                               21371     1984-11-11  2006-11-11       10          PK           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               BD     N                               21370     1984-11-11  2006-11-11       5           PK           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               BD     N                               21368     1984-11-11  2006-11-11       9           PK           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               BK     N                              379665     1982-01-14  2002-01-14      1, 5         PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               BY     N      950799    1995-05-26     7813      1998-01-15  2005-05-26    1, 3, 5, 9,    PB           P
                                                                                                 10, 16, 29, 30
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               CA     N                              315,021    1986-06-06  2001-06-01                   PR           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               CA     N                              326,058    1987-04-10  2002-04-10                   PR           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               CN     N                              350805     1989-06-10  1999-06-09       26          PU           P
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
       Trademark       CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class       Holder     Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               CN     N                              352631     1989-06-30  1999-06-29       14          PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               CN     N                              352774     1989-06-30  1999-06-29       31          PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               CN     N      8830223   1988-09-08    882463     1996-10-14  2006-10-13       10       PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               DK     N      2289/65   1965-04-03    3010/66    1966-11-18  2006-12-28  1, 3, 5, 10     PHBT          P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               DK     N      3859/56   1956-12-21    0248/57    1957-02-09  2007-02-09       5           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               KC     N       42769    1993-11-08                                            1           KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               KC     N       43770    1993-11-08                                            3           KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               KC     N       43771    1993-11-08                                            5           KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               KC     N       43772    1993-11-08                                            41          KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               KC     N       42773    1993-11-08                                            10          KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               KC     N       42774    1993-11-08                                            9           KP           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               XN     N      9401232   1984-06-09     12906     1997-03-26  2007-03-26  1, 3, 5, 9,      PS           P
                                                                                                 10, 16, 41
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               GB     N      1560863   1994-02-28                                            3           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               GB     N      1568414   1994-02-28    1550464    1994-01-28  2001-01-28       10          PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               GB     N                             1,162,185   1981-10-01  2002-10-01       1           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               GB     N                            81,162,186   1982-11-01  2002-10-01       5           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               GB     N                             1,184,730   1982-11-04  2003-11-04       9           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               HK     N                               81985     1984-10-26  2005-10-26       1          PHBS          P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia               HK     N                                318      1984-10-26  2005-10-26       5          PHBS          P
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
     Trademark       CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date      Class        Holder     Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             HK     N                               81946     1984-10-26  2005-10-26        9           PHBS          P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             HM     N      7548/94   1994-10-13     63567     1995-11-07  2005-11-07        1            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             HM     N      7541/94   1994-10-13     63406     1995-11-07  2005-11-07        10           PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             HM     N      7542/94   1994-10-13     63407     1995-11-07  2005-11-07        9            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             HM     N      7543/94   1994-10-23     63761     1995-12-07  2003-12-07        5            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             HM     N      958914    1995-05-22                                        1, 3, 5, 9,       PH           P
                                                                                               10, 16, 29, 30
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             ID     N                              398960     1988-06-29  2007-06-29        5            PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             ID     N                              398961     1988-06-29  2007-06-29        9            PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             ID     N                              398962     1988-06-29  2007-06-29        10           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             ID     N      235902    1988-06-29    398959     1997-10-13  2007-06-29        1            PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      94/1722                                                          41           PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      94/1716                 176357     1994-03-16  2003-03-16        1            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      94/1718                 176158     1994-03-16  2002-03-16        5            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      94/1719                 176160     1994-03-16  2002-03-16        10           PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      94/1728                 174160     1994-03-16  2002-03-16        10           PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      429134    1984-10-30                                             10        PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      429132    1984-10-30                                             5         PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      429135    1984-10-30    4291348    1990-10-30  1998-10-30        1         PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             IN     N      429133    1984-10-30                           2003-12-03       1-42          PU           P
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
     Trademark       CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class         Holder     Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             KR     N                              120540     1984-12-04  2005-09-04       11            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             KR     N                              121548     1985-12-23  2005-09-23       10            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             KR     N                              117895     1985-10-04  2005-10-04       34            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             KR     N       7466     1995-05-25     5781      1995-05-25  2005-05-25  1, 3, 5, 9, 10,    PH           P
                                                                                                16, 29, 30
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             LT     N       16070    1994-06-25                                       1, 3, 5, 9, 10,    PH           P
                                                                                                  16, 41
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             LV     N      94-1245   1995-06-07                                       1, 3, 5, 9, 10,    PH           P
                                                                                                  36, 42
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             NY     N                             83/81234    1983-11-23  2004-11-23       1             PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             NY     N                             83/81235    1983-11-23  2004-11-23       52            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             NY     N     84/05098   1984-11-01   84/05090                2005-11-01       10            PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             NY     N     84/05089   1984-11-02   84/05089    1991-10-19  2005-11-01       9             PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             PH     N      107587    1996-04-22                                            1             PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             PH     N      107588    1996-04-22                                            5             PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             PH     N                               41075     1988-09-12  2008-09-12      1, 5          PHBS          P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             PK     N       04545    1984-11-18     84565     1984-11-18  2006-11-18       10           PHBS          P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             PK     N                               84543     1984-11-18  2006-11-18       1            PHBS          P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             PK     N       04546    1984-11-18     84546     1984-11-18  2006-11-18       5            PHBS          P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             PK     N                               84544     1984-11-18  2006-11-18       9            PHBS          P
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
     Trademark       CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class         Holder     Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             RU     N     95705300   1995-05-15    251469     1997-04-20  2005-05-25  3, 5, 10, 16,      PH           P
                                                                                                29, 30, 42
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             UK     N                              184,436    1982-12-17  2002-12-17      1, 5           PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             UK     N                              106,427    1964-01-03  2004-01-03   35, 36, 41        PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             UK     N     94-01477   1994-02-11    303216     1995-06-30  2005-06-30    3, 9, 10         PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             SG     N      5738/84   1984-11-03    5738/84    1992-07-25  2001-11-03       9            PHBS          P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             SG     N                              5988/83    1983-11-18  2004-11-18       1          PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             SG     N                             B5989/83    1983-11-18  2004-11-18       5          PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             SH     N      1285-95   1995-05-10    101768     1998-08-17  2005-05-10  3, 5, 10, 16,      PH           P
                                                                                                29, 30, 42
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             SH     N                              118582     1987-10-12  1997-10-21       3          PH (OLD)        P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             TH     N                              118474     1987-10-22  2007-10-21       2             PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             TW     N     82-053533  1993-10-29     69927     1994-04-01  2001-04-01  1 (services)       PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             TW     N     82-053529  1993-10-29    638404     1994-04-01  2003-04-01       72            PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             TW     N     82-053520  1993-10-29    647614     1994-07-14  2003-07-16       1             PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             TW     N     82-053531  1993-10-29    657514     1994-10-01  2003-10-01       76            PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             TW     N     82-053534  1993-10-29     73994     1995-01-01  2001-01-01       12            PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             TW     N     82-053530  1993-10-29    640158     1994-04-16  2005-04-15       74            PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             TW     N     82-053532  1993-10-29    642537     1994-04-16  2004-04-15       86            PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia             UA     N    95061840IT  1995-06-01                                       1, 3, 5, 9, 10,    PM           P
                                                                                                 16, 29, 30
------------------------------------------------------------------------------------------------------------------------------------

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

------------------------------------------------------------------------------------------------------------------------------------
       Trademark        CWT     P     Appl. No.  Appl. Date   Reg. No.    Reg. Date    Rpn. Date     Class      Holder     Org. Omit
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia                US     N                             1,277,927   1984-05-13  2004-05-15       9          PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia                US     N     73/021625  1974-05-14    1025527    1975-11-25  2005-11-25       1          PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia                US     N     73/021627  1974-05-16   1,025,528   1975-11-25  2005-11-25      1, 5        PU           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia Anti. Farea    HN     N      7539/94   1994-10-13                                            5          PH          PH
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia Anti. Farea    HN     N      7540/94   1994-10-11     63405     1995-11-07  2005-11-07       1          PH          PH
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia Anti. Farea    HN     N      7537/94   1994-10-13     63402     1995-11-07  2005-11-07       19         PH          PS
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia Anti. Farea    HN     N      7538/94   1994-10-13     63403     1995-11-07  2006-11-07       9          PH          PH
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia Electronics    CB     N                              304,434    1980-07-22  2010-02-19     9, 10       PH EL        PH
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia Electronics    DK     N                              0927/80    1980-02-15  2010-02-15     9, 10       PH EL        PH
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia FEAT           FR     N                              1360813    1985-05-23  2005-05-22      1, 5        PH          ADI
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia (JP)           JF     N                              1480517    1979-11-30  1999-05-30       1          PH           P
------------------------------------------------------------------------------------------------------------------------------------
Pharmacia Laserscan      US     N    74/544,913  1996-11-21    2171501    1998-07-07  2000-07-07       9          UP         SOPCA
------------------------------------------------------------------------------------------------------------------------------------
J

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                      Schedule 2

                             Form of Licensed Marks


                             Form of Licensed Marks

                                          [the logotype (lettering and symbol)
                                          and 'drop' symbol]

logotype specifications

o how to use our logotype and the
'drop' symbol
o the Amersham Pharmacia Biotech name
o artwork reference

                                          amersham/pharmacia biotech

                                          The company symbol and logotype are
                                          principal items of the identity and,
                                          as such, they must be employed with
                                          great care in accordance with the
                                          rules and guidelines set our in this
                                          document, together with any other
                                          instructions issued by Corporate
                                          Communications in Uppsala.

                                          The logotype D consists of the symbol
                                          (or 'drop' as it is often called) and
                                          specifically centered lettering. In
                                          normal circumstances they should
                                          appear together, although on certain
                                          occasions, where indicated, the 'drop'
                                          symbol O may appear without the
                                          lettering. The lettering in this form
                                          must not be used on its own.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

amersham pharmacia biotech                The 'drop' symbol and the logotype may
                                          only be reproduced using the highest
                                          quality originals. No attempt must be
                                          made to reproduce either mark from
                                          anything other than the reproduction
                                          artwork or computer files supplied by
                                          Corporate Communications in Uppsala.

                                          To afford these marks their
                                          appropriate status and to ensure that
                                          they are clearly recognized, an area
                                          around each device must be kept free
                                          of other visual elements. No additions
                                          or amendments to the 'drop' symbol or
                                          logotype are permitted.

amersham pharmacia biotech                Creative use of the symbol and
                                          logotype is only allowed with the
                                          express permission of the head of
                                          Corporate Communications in Uppsala.

The 'drop' symbol should always be        [the 'drop' symbol with technical
reproduced in high gloss silver/chrome    specifications]
or, where this is not possible, in
black. The lettering should appear in
black only. Both the 'drop' symbol and
the full logotype should normally
appear on a white background; a
colored background may be used
(although this should be avoided as
far as possible) as long as the color
does not deduct from their visibility.
They may also appear white out of
black O using the artworks created for
this purpose.

[the 'drop' symbol with technical
specifications]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

The keytype should appear on all               [Inaccurate versions of the
external communications, including             'drop' symbol and logotype
stationery, labels, envelopes,                 reproduced]
business cards, brochures, mailings,
advertisements, other printer material
and where possible, all types of
electronic mail, as well as buildings,
signs, exhibition material, products
and packaging, as directed by these
guidelines or as instructed by
Corporate Communications. It should
also appear on internal
communications, e.g., loan's and
policies, and may be employed on
clothing.

Generally the logotype should appear
in a prominent position towards the
top of all area in which it appears
or, sometimes as a sign off, at the
bottom. When used large, the logotype
should normally be placed centrally
and when smaller towards the right
(approximately two-thirds of the way
across the page or area in which it
sits).

The 'drop' symbol may be used as a
decorative element and also as a
principal identifier when there is
restricted space (as long as there are
other elements to support or qualify
it, such as a line of text). It may
also appear with other elements for
specific applications as directed by
Corporate Communications in Uppsala.

the Amersham Pharmacia Biotech name       logotype specification

In legal context The full name of the     colours
relevant legal entity should be used      logotype lettering
including the appropriate suffix, e.g.    black
AD or Inc.                                white out of black
                                          logotype 'drop' symbol:
                                           high gloss silver/chrome or black

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                           high gloss silver/chrome or white out
                                          of black

Signing off letters and documents The     logotype artwork
full name should also be used when        use only the specially prepared
signing off letters and documents. It     artwork to reproduce the symbol and
should be set after the author's name     logotype.
and accompanied by the department
name. Direct telephone number and         log ba (&F).aps/log blk&F.tps
e-mail address may be added below.        master artwork for the logotype solid
                                          black (although this may also be used
                                          to produce separated fall artwork)

In daily speech                           log ba &F.eps
In all external communications the        master artwork for the logotype solid
company must always be referred to as     black (produce separated artwork)
"Amersham Pharmacia Biotech", unless a
specific regional or sales company is     log wh 85.eps
being referred to. Should an              master artwork for the logotype when
abbreviated terms of the company name     reproduced whilte out of black when
be needed, "AP Biotech must be used.      less than 65mm
Under no circumstances should any
other forms of the company name be
employed, e.g. APB

In body copy                              Log wh +85. eps
In body copy the company is always        master artwork for the logotype when
called Amersham Pharmacia Biotech,        reproduced white out of black when
unless a specific regional or sales       more than 65mm
company is being referred to.

Responsibility for our Identity.          Sym blk.eps
It is the responsibility of the head      master artwork for the 'drop' symbol
of all companies and departments          reproducing as solid black (although
within Amersham Pharmacia Biotech, as     this may be used to produce separated
it is of everyone who uses the            full artwork)
information set out in these pages, to
ensure the identity guidelines of the
company are followed

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Exceptions to the rule may not be made    Sym F. eps
without the prior approval of             master artwork for the 'drop' symbol
Corporate Communications in Uppsala.      (separated full artwork)
Any questions regarding the identity
or its implementation should also be
forwarded there.

Amersham Pharmacia Biotech, Corporate     Sym wh.eps
Communications, Uppsala, Sweden tel 46    master artwork for the 'drop' symbol
18165000 fax 46 1816 64 22                when reproduced white out of black.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Schedule 13(b)(ii)

TRADE MARK LICENSE AGREEMENT (this Agreement) made March 2,1999

BETWEEN

      (1) NYCOMED AMERSHAM PLC, (Company no. 1002610), a company incorporated in England whose registered office is at Amersham Place, Little Chalfont, Buckinghamshire, England HP7 9NA UK (Licensor)

      (2) BIOCHROM LIMITED, a limited liability company incorporated in England whose registered office is at Cambridge Science Park, Milton Road, Cambridge CB4 4FJ, England (Licensee).

WHEREAS

      (A) The Licensor is the beneficial owner and the registered proprietor or has made application for the registration of, and licenses or through its associated companies has used in connection with its business for a number of years, the Licensed Marks, the particulars of which are set out in Schedule 1.

      (B) The Licensor has agreed to grant or to cause to procure the grant to the Licensee of certain rights in respect of the Licensed Marks subject to the terms and conditions of this Agreement.

      (C) This Agreement has been entered into in pursuance of the Asset Purchase Agreement dated March 2, 1999 (the Asset Purchase Agreement) which contemplates the sale to Licensee by Pharmacia Biotech (Biochrom) Limited (Biochrom) of substantially all of the assets of Biochrom, and the Distribution Agreement dated March 2, 1999 (the Distribution Agreement) between Licensee and Amersham Pharmacia Biotech AB (AP Biotech) being entered into in connection with the Asset Purchase Agreement.

IT IS AGREED AS FOLLOWS

                                   DEFINITIONS

      1.1 In this Agreement unless the context otherwise requires the following expressions shall have the following meanings (capitalized terms used herein without definition have the meanings assigned to them in the Distribution Agreement):

      Business means the manufacture and sale by Biochrom of the Products and the distribution of the Products as contemplated in the Distribution Agreement.

      Licensed Marks means those trade marks which are registered or the subject of a pending application particulars of which are set out in Schedule 1.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      Products means the Current Products and New Products as defined in the Distribution Agreement.

                                 INTERPRETATION

      1.2 In this Agreement unless the context otherwise requires:

            (a) reference to persons shall include individuals, bodies corporate (wherever incorporated), unincorporated associations and partnerships;

            (b) the headings are inserted for convenience only and shall not affect the construction of the Agreement;

            (c) references to one gender shall include each gender and all genders; and

            (d) any reference to an enactment is a reference to it as from time amended, consolidated or re-enacted (with or without modification) and includes all instruments or orders made under such enactment.

      1.3 The schedules comprise Schedules to this Agreement and form part of this Agreement.

                                GRANT OF LICENSE

      2.1 In consideration of the good and valuable consideration given by the Licensee in pursuance of the Asset Purchase Agreement and the Distribution Agreement, the Licensor hereby grants to and/or agrees to cause to procure the grant to the Licensee of a royalty-free, non-exclusive, non-sublicensable license to use, solely in connection with the Business, the Licensed Marks on or in relation to the Products, subject to the provisions set out in this Agreement. The Licensee acknowledges and agrees that, after four (4) months from the Closing Date (as defined in the Asset Purchase Agreement) or, in the case of Fisher Scientific Limited, after December 3 1, 1999, the Licensee shall be entitled to use the Licensed Marks solely in connection with the Products to be sold by the Licensee to AP Biotech pursuant to the Distribution Agreement unless AP Biotech shall otherwise consent in writing.

      2.2 The license granted hereunder shall be for the term of this Agreement.

      2.3 The Licensor or Licensee shall at the request of the other party execute and at Licensee's expense take all steps reasonable requisite for the registration or recordal of the license granted hereunder in such form as may be reasonably required by the requesting party. The Licensee agrees that any such recordal may be canceled by the Licensor on the termination of this Agreement in accordance with its terms and that it will assist the Licensor so far as is necessary

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

to achieve such cancellation by executing any necessary documents or doing any necessary acts in connection therewith.

                                CONDITIONS OF USE

      3.1 The Licensee hereby undertakes that:

            (a) it will use the Licensed Marks only in relation to Products which conform to the current quality standards used by Licensee or AP Biotech;

            (b) it will use the Licensed Marks (including, without limitation, both with respect to presentation of the Licensed Marks on the Products, packing, wrappers, notepaper, price lists, advertisements and other promotional material and the like and with respect to shaping, printing style, colour, quality of materials used and otherwise) only in the form set out in Schedule 2 or as may from time to time be approved by the Licensor or AP Biotech;

            (c) it will not use the Licensed Marks together or in combination with any other marks, names, words, logos, symbols or devices other than: (i) those specified in Schedule 1 or the trademarks licensed to Licensee by Pharmacia & Upjohn, Inc. under a Trade Mark License Agreement of even date hereof-, and (ii) the names "Biochrom" and "Harvard", whether jointly or separately, and all related and associated logos and trademarks;

            (d) it will not use the Licensed Marks in relation to any goods other than the Products nor use or seek to register any other trade or service marks which are similar to or substantially similar to or so nearly resemble the Licensed Marks as to be likely to cause deception or confusion;

            (e) it shall, when requested to do so by the Licensor or AP Biotech, supply the Licensor and AP Biotech with details of any written complaints made by customers relating to the Products together with reports, if any exist, on the manner in which such complaints are being or have been dealt with and shall comply with any reasonable directions or recommendations given by the Licensor or AP Biotech in respect thereof,

            (f) it shall submit to the Licensor and AP Biotech for their approval a specimen of every new advertising or promotional material issued or created by Licensee in which the Licensed Marks appear and the Licensee undertakes not to use or distribute such material unless and until the Licensor and AP Biotech shall have approved the same in writing. If Licensor and AP Biotech fail to respond within twenty-eight (28) days the foregoing material will be deemed approved;

            (g) to the extent consistent with past practice, it will include on the Products and in all documentation and material referred to in paragraphs (b) and (f) a statement that the relevant Licensed Mark is the registered trade mark or the trade mark as the case may be

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

of the Licensor; and

            (h) it will not use the Licensed Marks in a manner which is likely to cause material harm to the goodwill attached to the Licensed Marks.

      The parties acknowledge that AP Biotech is a distributor of the Products and that Licensee shall not be responsible for, or deemed to control, the actions or omissions of AP Biotech.

                        APPROVAL, INSPECTION AND TESTING

      4.1 On reasonable request by the Licensor or AP Biotech, the Licensee agrees to supply at Licensor's sole expense t6 the Licensor or AP Biotech samples of the Products offered for sale under the Licensed Marks.

      4.2 The Licensee shall, on reasonable prior notice from the Licensor or AP Biotech, permit the Licensor, AP Biotech and/or their representatives or agents at all reasonable times access to the premises of the Licensee to inspect the Products as manufactured and/or offered for sale by the Licensee under the Licensed Marks and the method by which the Products are manufactured, packed and labelled. The Licensee undertakes that it will do such things as may reasonably be necessary to ensure that such Products are processed, packed and labelled by the methods and in conformity with such specifications and standards of quality consistent with Biochrom's past practices. Licensor and its representatives, however, shall sign a confidentiality agreement on a form acceptable to Licensee before any such inspection may take place.

      4.3 If (consequent on any such inspection by any representatives or agent of the Licensor or AP Biotech as is referred to in Clause 4.2) it is found that any licensed Products bearing or intended to bear the Licensed Marks are not in conformity with any of the Licensee's obligations under Clause 4 hereof and the Licensor or AP Biotech shall give the Licensee written notice of that fact, the Licensee undertakes that it will not sell any of such non-conforming Products under the Licensed Marks without the prior written consent of the Licensor or AP Biotech.

                            MAINTENANCE OF TRADEMARKS

      5.1 Licensor shall at its own expense take any and all action that may be required to maintain the registration of any of the Trademarks.

                                  INFRINGEMENTS

      6.1 The Licensee and Licensor shall forthwith give written notice (in accordance with the

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

provisions of Clause 12) to the other party of any of the following matters which may at any time during the continuance of this Agreement come to their knowledge, giving full particulars thereof:

            (a) any infringement or suspected or threatened infringement of the Licensed Marks, whether by reason of imitation of get-up or otherwise;

            (b) any allegation or complaint made by any third party that the use by the Licensee of the Licensed Marks in accordance with this Agreement may be liable to cause deception or confusion to the public; or

            (c) any other form of attack, charge or claim to which the Licensed Marks may be subject;

Provided always that the notifying party shall not make any admissions in respect of such matters other than to the notified party and provided further that the notifying party shall in every case furnish the notified party with all information in its possession relating thereto which may be reasonably required by the notified party.

      6.2 Licensor shall consult with Licensee on any matter within the scope of Clause 6.1 on the appropriate course of action. The Licensor shall have the sole right to assume the conduct of any actions and proceedings (whether in its own name or that of the Licensee) relating to the Licensed Marks and shall bear the costs and expenses of any such actions and proceedings. Any costs or damages recovered in connection with any such actions or proceedings shall be for the account of the Licensor.

      6.3 The Licensee undertakes and agrees that it will indemnify and hold the Licensor harmless from and against all costs and expenses (including, without limitation, legal costs, fees and expenses), actions, proceedings, claims, demands, and damages arising from:

            (a) a breach of this Agreement by the Licensee; and

            (b) the Licensee's use of the Licensed Marks on defective products.

      6.4 The Licensor shall not be obliged to bring or extend any proceedings relating to the Licensed Marks if it decides in its sole discretion not to do so.

                              TERM AND TERMINATION

      7.1 This Agreement shall continue, unless terminated in accordance with Clause 7.2 or 7.3, until terminated at any time by either party in writing as specified in Clause 11 giving at least eighteen (18) months advance notice, provided that Licensor shall not have any right to give such notice before the date which is eighteen (18) months following the date first above written.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      7.2 This Agreement shall terminate immediately upon the occurrence of either of the following events:

            (a) termination of the Distribution Agreement; or

            (b) termination of the Trade Mark License Agreement dated August 4, 1997, between Licensor and AP Biotech;

such termination to take effect immediately upon the effective date of termination of either such agreement identified above.

      7.3 Notwithstanding the provisions of Clause 7.1 forthwith upon the occurrence of any of the following events, the Licensor or Licensee, as the case may be, may (without prejudice to any other right of remedy) by written notice to the other party terminate this Agreement with immediate effect:

            (a) if the Licensee or Licensor commits a breach of any obligation under this Agreement, including a breach of any representation or warranty, and fails to remedy it within sixty (60) days of receipt of notice from the Licensor or Licensee, as the case may be, of such breach; or

            (b) if the Licensee enters into liquidation whether compulsory or voluntary, other than for the purposes of amalgamation or reconstruction approved in writing by the Licensor on the basis that the resulting company undertakes that other party's obligations under this Agreement and is commercially acceptable to the former party, or has a receiver or administrative receiver or administrator or similar official appointed over all or any of its assets and is not discharged within a period of thirty (30) days;

            (c) if the Licensee is declared insolvent or makes any general composition with its creditors;

            (d) if the Licensee ceases or threatens to cease to carry all or any material part of its business;

            (e) Intentionally omitted.

            (f) if any distress, execution or exception is levied on any of the assets of the Licensee or if any judgment of a monetary sum is given against the Licensee and is not paid out within forty-five (45) days; or

            (g) if the Licensee shall challenge the validity of or the entitlement of the Licensor to use or license the use of the Licensed Marks.

      7.4 Termination of this Agreement shall not release either of the parties from any other liability which at the time of termination has already accrued to the other party, nor affect in any way the survival of any other right, duty or obligation of the parties which is expressly stated elsewhere in this Agreement to survive such termination.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                             EFFECTS OF TERMINATION

      8.1 Upon termination of this Agreement for any reason, the rights and license granted hereunder to the Licensee shall cease and determine and the Licensee shall forthwith discontinue any and all use of the Licensed Marks save that, except in the case of a termination pursuant to Clause 7.3(a) attributable to a breach by the Licensee of an obligation under this Agreement or pursuant to Clause 7.3(g), the Licensee may continue to sell solely in connection with the Business the Products bearing the Licensed Marks in stock at the date of termination for ninety (90) days provided that the Licensee shall comply with the terms and conditions hereof in respect of the sales of such Products during such period.

      8.2 Upon termination, or expiration of the period referred to in Clause 8.1, whichever is the later, the Licensor or AP Biotech may request that the Licensee delete or remove the Licensed Marks from or (where such deletion or removal is not reasonably practicable) destroy or, if the Licensor or AP Biotech shall so elect, deliver to the Licensor, AP Biotech or any other company, firm or person designated by the Licensor or by AP Biotech, all Products and all wrappers and packing and all price-lists, sheets of note paper and the like and all other materials or documents in the possession or under the control of the Licensee to which the Licensed Marks are then affixed or approved. In the event that Licensor or AP Biotech elect to have any such Products delivered to them, Licensor or AP Biotech (as the case may be) shall, after receipt of such Products, pay their market value to Licensee.

                                 ACKNOWLEDGEMENT

      9.1 The Licensee recognizes the Licensor's title to the Licensed Marks and shall not at any time do or suffer to be done any act or thing which is likely in any way to prejudice such title. It is understood that the Licensee shall not acquire and shall not claim any title to the Licensed Marks or the goodwill attaching thereto by virtue of the rights hereby granted to the Licensee or through the Licensee's use of the Licensed Marks, either before, on or after the date of this Agreement, it being the intention of the parties that all use of the Licensed Marks by the Licensee shall at all times inure to the benefit of the Licensor.

      9.2 Licensee hereby represents and warrants that it has the full power and authority to enter into this Agreement and that its execution, delivery and performance of this Agreement has been duly authorized by all required corporate action by Licensee.

      9.3 Licensor hereby represents and warrants that (i) it has the full power and authority to grant to Licensee all of the rights granted to Licensee herein and that its execution, delivery and performance of this Agreement has been duly authorized by all required corporate action by Licensor, (ii) Licensor and its affiliates are the sole legal and beneficial owners of the Licensed Marks, and
(iii) it is unaware of any rights in the Licensed

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Marks superior to its rights or those of its affiliates.

                              LAW AND CONSTRUCTION

      10.1 This Agreement is governed by and shall be construed in accordance with the laws of England and Wales.

                                   ARBITRATION

      11.1 All disputes between the parties arising out of the circumstances and relationships contemplated by this Agreement including disputes relating to the validity, construction or interpretation of this Agreement and including disputes relating to pre-contractual representations shall be settled by arbitration as follows:

      11.2 The parties hereby agree to cooperate in good faith to resolve any disputes, claims or controversies that may arise hereunder or with respect to the performance by either party of its obligations as contemplated hereby.

      11.3 In the event that any dispute, claim or controversy shall not be so resolved by the parties between themselves, the parties agree that any and all disputes, claims or controversies arising out of or relating to this Agreement or a breach thereof, whether grounded in common law or statutory law, shall be finally settled in accordance with the Arbitration Rules of the International Chamber of Commerce in effect on the date hereof. Save as otherwise expressly provided herein the procedural rules shall be the rules of the High Court in England and Wales and the lex curiae shall be the law of England and Wales.

      11.4 The number of arbitrators shall be three, chosen in accordance with the procedures set out in this Clause 11. The award of the arbitrators shall be final and binding on the parties.

      11.5 Each party shall appoint one arbitrator. If within (30) days after receipt of the claimant's notification of the appointment of an arbitrator the respondent has not notified the claimant of the arbitrator it appoints, the second arbitrator shall be appointed by the appointing authority.

      11.6 The arbitrators thus appointed shall choose a further arbitrator who will act as the presiding arbitrator of the tribunal. If within (30) days after the appointment of arbitrators under Clause 11.5 above, they have not agreed upon the choice of the presiding arbitrator, then at the request of any party to the arbitration proceeding the presiding arbitrator shall be appointed by the appointing authority.

      11.7 The Chartered Institute of Arbitrators, London, England shall be the appointing authority.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      11.8 At the request of any party to the arbitration ("requesting party") the arbitrators shall order the other party ("furnishing party") to supply and furnish to the requesting party (the cost of which shall be reimbursed upon demand by the requesting party to the furnishing party) true and complete copies of the relevant documents and materials (the "Relevant Materials") and to produce to the arbitral tribunal any or all of the Relevant Material and/or copies thereof as any part of the arbitral tribunal shall require.

      11.9 The procedures leading to the production of Relevant Material under this paragraph shall be determined by the arbitrators, and may include the preparation of lists of Relevant Material for initial evaluation by the requesting party prior to disclosure and/or inspection of Relevant Material by the requesting party prior to supply and furnishing the copies. In making such determination, the arbitrators shall take into account the urgency with which the Relevant Material should be brought before the arbitral tribunal.

      11.10 No party shall use or disclose any Relevant Material obtained under this paragraph for any purpose except in the course of the conduct of the arbitration and (as far as applicable) proceedings before any court, and then only to the extent necessary for the implementation and enforcement of any aware of the arbitrators.

      11.11 The arbitration, including the making of the award, shall take place in London, U.K.

      11.12 All submissions and awards in relation to arbitration hereunder shall be made in English and all arbitration proceedings shall be conducted in English.

      11.13 The failure or refusal of either party to submit to arbitration in accordance with this Clause 11 shall be deemed a breach of this Agreement. If either party seeks and secures judicial intervention requiring enforcement of this arbitration provision, such party shall be entitled to recover from the other party in such judicial proceeding all costs and expenses, including reasonable attorneys' fees, that it was thereby required to incur.

      11.14 The procedures specified in this Clause 11 shall be the sole and exclusive procedures for the resolution of disputes between the parties arising out of or relating this Agreement; provided, however, that a party, without prejudice to the above procedures, may seek equitable remedies, including without limitation, specific performance, a preliminary injunction or other provisional judicial relief if in its sole judgment such action is necessary . to avoid irreparable damage or to preserve the status quo.

                                     NOTICES

      12.1 Any notice or other communication to be given by one party to any other party under, or in connection with the matters contemplated by, this Agreement shall be in writing and signed by or on behalf of the party giving it and may be served by delivering it or sending it by fax, pre-paid recorded delivery or registered or certified post to the address and for the attention of the relevant party set out in Clause 12.2 (or as otherwise notified from time to time hereunder). Any

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

notice so served by hand, fax or post shall be deemed to have been received

            (a) in the case of delivery by hand, when delivered;

            (b) in the case of fax, twelve (12) hours after the time of dispatch;

            (c) in the case of pre-paid recorded delivery or registered post, forty-eight (48) hours from the date of posting.

      12.2 The addresses of the parties for the purpose of Clause 12.1 are as follows:

      Address:    Nycomed Amersham plc
                  Amersham Place
                  Little Chalfont
                  Buckinghamshire HP7 9NA, England
                  UK
                  Att: Robert Allnutt, Esq.

      Fax:        44 1494 542242

      Address:    Amersham Pharmacia Biotech AB
                  Bjorkgatan 30
                  SE-751 84 Uppsala
                  Sweden
                  Att: Ulf Lundberg, Esq.

      Fax:        46 18 165 322

      Address:    Curtis, Mallet-Prevost, Colt & Mosle
                  101 Park Avenue
                  New York, NY 10178
                  Att: Eric Gilioli, Esq.

      Fax:        (212) 697-1559

      Address:    Biochrom Limited
                  Cambridge Science Park
                  Milton Road
                  Cambridge CB4 4FJ
                  England
                  Att: Barry Brown

      Fax:        44 1223 420238

      Address:    Goodwin, Procter & Hoar  LLP

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                  Exchange Place
                  Boston, MA 02109

                  Att: H. David Henken, P.C.

      Fax:        (617) 523-1231

      Address:    Cameron McKenna
                  Mitre House
                  160 Aldersgate Street
                  London, EC1A 4DD
                  Attention: Guilherme Brafman

      Fax:        44-171-367-2000

                                NON-ASSIGNABILITY

      13.1 The Licensee may not nor may not purport to assign, transfer, change or part with all or any of its rights and/or obligations under this Agreement or sub-contract the performance of any of its obligations under this Agreement without the prior written consent of the Licensor. A change of control of the Licensee shall be deemed an assignment hereunder. For purposes of this Clause 13.1, "control" shall mean the ownership of the majority of ordinary share capital or the ability to cast the majority of the votes at a general meeting of Licensee, to appoint the majority of the board of directors or to direct the general management of Licensee. The sale of substantially all of the assets of Licensee shall also be deemed a change of control for purposes of this Clause 13.1.

      13.2 Any right, power, privilege or remedy of a party under or pursuant to this Agreement shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing.

      13.3 No failure or delay by any party in exercising any right, power, privilege or remedy shall impair such right, power, privilege or remedy or operate or be construed as a waiver or variation thereof or preclude its exercise at any subsequent time or on any subsequent occasion and no single or partial exercise of any such right, power, privilege or remedy shall preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy.

                                    SEVERANCE

      14.1 If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as invalid or unenforceable) be given no effect and shall be deemed not to

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

be included in this Agreement but without invalidating any of the remaining provisions of this Agreement. The parties shall then use all reasonable endeavors to replace the invalid or unenforceable provisions by a valid and enforceable substitute provision the effect of which is as close as possible to the intended effect of the invalid or unenforceable provision.

                                ENTIRE AGREEMENT

      15.1 This Agreement, including the Schedules referred to herein, is complete, reflects the entire agreement of the parties with respect to its subject matter, and supersedes all previous written or oral negotiations, commitments and writings in connection therewith.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

      In witness whereof, the parties have executed this Agreement as of the date first above written.

                                          NYCOMED AMERSHAM PLC


                                          By:
                                               ------------------------------
                                               Name:
                                               Title:


                                          BIOCHROM LIMITED


                                          By:
                                               ------------------------------
                                               Name:
                                               Title:

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                      Schedule 1

                                 Licensed Marks

                              Corporate Trademarks;
                                    AMERSHAM
                                22 December 1998

AMERSHAM

Country                                   App. No.             Reg. No.
-------                                   --------             --------

Argentina                                                      1515753
                                                               1515755
                                                               1797465
                                                               1515752
                                                               1515751
                                                               1515754

Australia                                                      B359261
                                                               B359260
                                                               B400211
                                                               B400213
                                                               B400214
                                                               B400212

Austria                                                        97957

Benelux                                                        366718

Brazil                                                         817657223
                                          817657231
                                          817657240
                                          817657258
                                                               817657207
                                          817657215
                                                               817657266

Canada                                                         353995

France                                                         1714292

Germany                                                        647795

Greece                                                         128839

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Country                                   App. No.             Reg. No.
-------                                   --------             --------

Hong Kong                                                      5615A-B1996

India                                     703032

Indonesia                                                      323408
                                                               323405
                                                               323407
                                                               323406
                                                               323409
                                                               323410

Italy                                                          393994
                                                               376290

Japan                                                          1708820
                                                               1773613
                                                               1551216
                                                               1708820

Mexico                                                         473600
                                                               473599
                                                               473601
                                                               473602
                                                               473603
                                                               473598

New Zealand                                                    160043
                                                               160042
                                                               160041
                                                               160040
                                                               106039
                                                               160038
                                                               160037

South Africa                                                   85/5523
                                                               85/5520
                                                               85/5521
                                                               85/5522
                                                               85/5524
                                                               85/5525
                                                               85/55265

Spain                                                          971081
                                                               971080

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Country                                   App. No.             Reg. No.
-------                                   --------             --------

                                                               971079
                                                               971078
                                                               991327
                                                               1026239

Sweden                                                         174766
                                                               179341

Switzerland                                                    344329

Taiwan                                                         800207
                                                               777864
                                          85-014275

United Arab Emirates                                           3214
                                                               3211

USA                                                            1457058

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                                                      Schedule 2

                             Form of Licensed Marks

                                          the logotype (lettering and symbol)
                                          and 'drop' symbol

logotype specifications

o how to use our logotype and the
'drop' symbol
o the Amersham Pharmacia Biotech name
o artwork reference

                                          amersham/pharmacia biotech

                                          The company symbol and logotype are
                                          principal items of the identity and,
                                          as such, they must be employed with
                                          great care in accordance with the
                                          rules and guidelines set our in this
                                          document, together with any other
                                          instructions issued by Corporate
                                          Communications in Uppsala.

                                          The logotype D consists of the symbol
                                          (or 'drop' as it is often called) and
                                          specifically centered lettering. In
                                          normal circumstances they should
                                          appear together, although on certain
                                          occasions, where indicated, the 'drop'
                                          symbol O may appear without the
                                          lettering. The lettering in this form
                                          must not be used on its own.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

amersham pharmacia biotech                The 'drop' symbol and the logotype may
                                          only be reproduced using the highest
                                          quality originals. No attempt must be
                                          made to reproduce either mark from
                                          anything other than the reproduction
                                          artwork or computer files supplied by
                                          Corporate Communications in Uppsala.

                                          To afford these marks their
                                          appropriate status and to ensure that
                                          they are clearly recognized, an area
                                          around each device must be kept free
                                          of other visual elements. No additions
                                          or amendments to the 'drop' symbol or
                                          logotype are permitted.

amersham pharmacia biotech                Creative use of the symbol and
                                          logotype is only allowed with the
                                          express permission of the head of
                                          Corporate Communications in Uppsala.

The 'drop' symbol should always be        [The 'drop' symbol with technical
reproduced in high gloss silver/chrome    specifications]
or, where this is not possible, in
black. The lettering should appear in
black only. Both the 'drop' symbol and
the full logotype should normally
appear on a white background; a
colored background may be used
(although this should be avoided as
far as possible) as long as the color
does not deduct from their visibility.
They may also appear white out of
black O using the artworks created for
this purpose.

[The 'drop' symbol with technical
specifications]

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

The keytype should appear on all          [Inaccurate versions of the 'drop'
external communications, including        symbol and logotype reproduced]
stationery, labels, envelopes,
business cards, brochures, mailings,
advertisements, other printer material
and where possible, all types of
electronic mail, as well as buildings,
signs, exhibition material, products
and packaging, as directed by these
guidelines or as instructed by
Corporate Communications. It should
also appear on internal
communications, e.g., loan's and
policies, and may be employed on
clothing.

Generally the logotype should appear
in a prominent position towards the
top of all area in which it appears
or, sometimes as a sign off, at the
bottom. When used large, the logotype
should normally be placed centrally
and when smaller towards the right
(approximately two-thirds of the way
across the page or area in which it
sits).

The 'drop' symbol may be used as a
decorative element and also as a
principal identifier when there is
restricted space (as long as there are
other elements to support or qualify
it, such as a line of text). It may
also appear with other elements for
specific applications as directed by
Corporate Communications in Uppsala.

the Amersham Pharmacia Biotech name       logotype specification

In legal context                          colours
The full name of the relevant legal       logotype lettering
entity should be used including the       black
appropriate suffix, e.g. AD or Inc.       white out of black
                                          logotype 'drop' symbol:
                                           high gloss silver/chrome or black
                                           high gloss silver/chrome or white out
                                           of black

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Signing off letters and documents         logotype artwork
The full name should also be used when    use only the specially prepared
signing off letters and documents. It     artwork to reproduce the symbol and
should be set after the author's name     logotype.
and accompanied by the department
name. Direct telephone number and         log ba (&F).aps/log blk&F.tps
e-mail address may be added below.        master artwork for the logotype solid
                                          black (although this may also be used
                                          to produce separated fall artwork)

In daily speech                           log ba &F.eps
In all external communications the        master artwork for the logotype solid
company must always be referred to as     black (produce separated artwork)
"Amersham Pharmacia Biotech", unless a
specific regional or sales company is     log wh 85.eps
being referred to. Should an              master artwork for the logotype when
abbreviated terms of the company name     reproduced whilte out of black when
be needed, "AP Biotech must be used.      less than 65mm
Under no circumstances should any
other forms of the company name be
employed, e.g. APB

In body copy                              Log wh +85. eps
In body copy the company is always        master artwork for the logotype when
called Amersham Pharmacia Biotech,        reproduced white out of black when
unless a specific regional or sales       more than 65mm
company is being referred to.

Responsibility for our Identity.          Sym blk.eps
It is the responsibility of the head      master artwork for the 'drop' symbol
of all companies and departments          reproducing as solid black (although
within Amersham Pharmacia Biotech, as     this may be used to produce separated
it is of everyone who uses the            full artwork)
information set out in these pages, to
ensure the identity guidelines of the
company are followed

Exceptions to the rule may not be made    Sym F. eps
without the prior approval of             master artwork for the 'drop' symbol
Corporate Communications in Uppsala.      (separated full artwork)
Any questions regarding the identity
or its implementation should also be
forwarded there.

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY, WITH THE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

Amersham Pharmacia Biotech, Corporate     Sym wh.eps
Communications, Uppsala, Sweden tel 46    master artwork for the 'drop' symbol
18165000 fax 46 1816 64 22                when reproduced white out of black.